UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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DUKE ENERGY CORPORATION

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Welcome to the Duke Energy
Annual Meeting
of Shareholders

March 21, 2022
Dear Fellow Shareholders:
I am pleased to invite you to Duke Energy’s Annual Meeting to be held on Thursday, May 5, 2022, at 1:00 p.m. Eastern time. We look forward to updating you at the Annual Meeting on our strategy and areas of focus and progress in 2021, as well as plans for the future of Duke Energy.
We have made progress over the past year on our path to reach our goals to achieve at least 50% reduction in CO2 emissions by 2030 from electricity generation and net-zero CO2 emissions by 2050 from electricity generation, as well as the goal of our natural gas local distribution business to reach net-zero methane emissions by 2030. In addition, earlier this year we announced the expansion of our net-zero by 2050 goal to include Scope 2 emissions and certain Scope 3 emissions. We also announced a goal to exit coal generation by 2035, subject to regulatory approvals. The progress we made in 2021 on our climate strategy and further details on our goals are discussed in this proxy statement.

We also improved and streamlined our internal governance, including committee structures and policies, so that we can accelerate strategic decision-making, translate our long-term climate strategy into near-term goals and accountabilities, and deploy people and resources to deliver on priority items.
In addition to this progress on our climate-related goals, we delivered adjusted earnings in the top half of our 2021 earnings guidance range and continued our dividend commitment for the 95th consecutive year.
The path forward for our Company has a clear destination: achieve net-zero carbon emissions from electricity generation by 2050. Foundational to our strategy execution efforts are safety, operational excellence, and a diverse and inclusive workforce.
This proxy statement contains information about our Board’s oversight of Duke Energy’s strategy, performance, and risks, as well as our ESG practices. It also describes the outreach we had in the past year with you – our fellow shareholders – and how that feedback has influenced the work that we are doing at Duke Energy.
Annual Meeting Details
This year’s Annual Meeting will once again be held exclusively via live webcast. The online format has successfully expanded our ability to connect with shareholders from all over the world while still providing you the same opportunities to vote and ask questions that you would have had at an in-person meeting, including by submitting questions in writing in advance of the Annual Meeting on our pre-meeting forum at proxyvote.com. An audio broadcast of the Annual Meeting will also be available by phone toll-free at 800.289.0720, confirmation code 6176182. Details regarding how to participate in the Annual Meeting via live webcast, as well as the items to be voted on, are described in the accompanying Notice of Annual Meeting of Shareholders, “Rules of Conduct for the Annual Meeting” on page 1 of the Proxy Summary, and in the “Frequently Asked Questions and Answers About the Annual Meeting” on page 76 of this proxy statement.
Please review this proxy statement prior to voting as it contains important information relating to the business of the Annual Meeting. Page 77 contains instructions on how you can vote your shares online, by phone, or by mail. We encourage you to vote and share your feedback with us, and hope you can participate in the Annual Meeting.
Thank you for your continued investment in Duke Energy.
Sincerely,
Lynn J. Good
Chair, President and CEO

Letter from the Board of Directors
Michael G. Browning
Independent Lead Director
Dear Fellow Shareholders:
It is our great honor to serve as independent members of the Board with our Chair, President and CEO, Lynn Good, who has skillfully positioned Duke Energy as a leader while the utility industry navigates rapid changes. We are a diverse, engaged, and experienced group of directors who are deeply committed to sound corporate governance, human capital management, executive compensation, and risk management policies and practices to ensure that Duke Energy operates responsibly and efficiently and achieves long-term sustainable value for our fellow shareholders. The varied perspectives of this Board allow us to actively oversee the most important issues facing Duke Energy.
In 2021, the Board helped to guide the Company through challenges, including the continuing pandemic, which changed the way many of our employees work. The Board has also continued to oversee Duke Energy’s progress on our clean energy transition, leading to the expansion of our previously announced goals to reach net-zero methane emissions from our natural gas local distribution business by 2030 and to reach net-zero emissions from electricity generation by 2050. The expanded goals, to reach net-zero by 2050 for the Company's Scope 2 emissions and certain Scope 3 emissions, were announced in February 2022 and are further detailed in this proxy statement.
We also continued our annual shareholder engagement program, having conversations with holders of over one-third of our outstanding common shares in the spring and fall. We held numerous conversations with shareholders and stakeholders outside of our shareholder engagement program, and the feedback we have gathered from these engagements has helped the Board shape our policies, practices, and disclosures.
The Board itself has also continued to evolve. We added five new directors in the last 12 months. These directors have been outstanding additions to our Board, bringing diversity of background, skills, and perspectives that are invaluable to the Board and the Company as we oversee the Company’s strategy and risks. In 2022, we will say goodbye to Michael Browning, who is retiring at the Annual Meeting. Michael has wisely led this Board as Independent Lead Director since 2016. His commitment to the Company and our shareholders has helped to guide and shape this Board during his tenure. Ted Craver will be assuming the role upon Michael’s retirement, and we look forward to his leadership in 2022.
Thank you for your continued support of our Company. We look forward to continuing our dialogue with shareholders at the 2022 Annual Meeting and throughout the year.
Sincerely,
Michael G. Browning Derrick Burks Annette K. Clayton Theodore F. Craver, Jr. Robert M. Davis Caroline Dorsa	W. Roy Dunbar Nicholas C. Fanandakis John T. Herron Idalene F. Kesner	E. Marie McKee Michael J. Pacilio Thomas E. Skains William E. Webster, Jr.

Notice of 2022 Annual Meeting of Shareholders
Items of Business		Board’s Voting Recommendation
1	Election of Directors
2	Ratification of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2022
3	Advisory vote to approve Duke Energy’s named executive officer compensation
4	Shareholder proposal, if properly presented at the meeting
5	Any other business that may properly come before the meeting (or any adjournment or postponement of the meeting)
Vote Now
By Internet	By Mailing Your Proxy Card
Visit 24/7 proxyvote.com	Vote, sign your proxy card, and mail free of postage
By Phone	Participate in the Annual Meeting
Call toll free 24/7 at 800.690.6903 or by calling the number provided by your broker, bank, or other nominee if your shares are not registered in your name	You will need the 16-digit control number, which can be found on your Notice, on your proxy card, and on the instructions that accompany your proxy materials

Meeting Date: May 5, 2022
Record Date: March 7, 2022
Only holders of record of Duke Energy common stock as of the close of business on the record date are entitled to participate in, vote, and ask questions at the Annual Meeting.
Webcast: duke-energy.onlineshareholdermeeting.com
To participate in the Annual Meeting via live webcast at duke-energy.onlineshareholdermeeting.com, you will need the 16-digit control number, which can be found on your Notice, on your proxy card, and on the instructions that accompany your proxy materials. Those who are not shareholders as of the record date may view the Annual Meeting as guests.
The Annual Meeting will begin promptly at 1:00 p.m. Eastern time. Online check-in will begin at 12:30 p.m. Eastern time.
Audio Broadcast:
Shareholders and guests may also listen to an audio broadcast of the Annual Meeting by phone toll-free at 800.289.0720, confirmation code 6176182.
Pre-Meeting Information:
On our pre-meeting forum at proxyvote.com, shareholders of record can submit questions in writing in advance of the Annual Meeting, access copies of proxy materials, and vote. Because we will be providing our proxy materials to our shareholders electronically, most of our shareholders will receive only the Notice containing instructions on how to access the proxy materials electronically and vote online, by phone, or by mail. If you would like to request paper copies of the proxy materials, you may follow the instructions on your Notice.
Dated: March 21, 2022	By order of the Board of Directors,

Kodwo Ghartey-Tagoe Executive Vice President, Chief Legal Officer and Corporate Secretary

DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

RULES OF CONDUCT FOR THE ANNUAL MEETING

Duke Energy strives to provide our shareholders at the online-only Annual Meeting the same rights that they would have had at an in-person meeting and an enhanced opportunity for participation and discourse.
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Shareholders who have submitted a proposal for the Annual Meeting are given the choice of recording the presentation of their proposal in advance or presenting their proposal live via a third-party operated telephone line.

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A representative of Broadridge Financial Solutions has been appointed as the independent inspector of elections.

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Shareholders as of the record date who would like to submit questions in writing in advance of the Annual Meeting may do so by visiting our pre-meeting forum at proxyvote.com using their 16-digit control number.

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Shareholders participating in the Annual Meeting live via webcast may also submit questions in writing during the Annual Meeting. Shareholders are encouraged to provide their name and contact information in case the Company needs to contact them after the Annual Meeting.

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Individuals who are not shareholders as of the record date who are interested in viewing or listening to the Annual Meeting will be allowed to check-in to duke-energy.onlineshareholdermeeting.com to view the Annual Meeting as a guest, or listen to the Annual Meeting toll-free at 800.289.0720, confirmation code 6176182.

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Questions submitted by shareholders will be read during the Annual Meeting unedited. Of course, questions that are of an inappropriate personal nature or that use offensive language will not be read at the Annual Meeting or posted on our website after the Annual Meeting. Questions regarding technical issues related to the Annual Meeting will be referred to technical support personnel to respond separately. Similarly, questions regarding the availability or location of proxy materials will be responded to separately.

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We will post answers to all questions received in advance of or during the Annual Meeting, including those questions that we do not answer during the Annual Meeting, on our website at duke-energy.com/our-company/investors/financial-news under “05/05/2022 – Annual Meeting of Shareholders.” All unedited questions and the answers to those questions, as well as a video replay of the Annual Meeting, will be available on our website until the release of the proxy statement for the 2023 Annual Meeting.

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Questions on topics that have been previously asked and answered during the Annual Meeting will be answered after the Annual Meeting and posted on our website at duke-energy.com/our-company/investors/financial-news under “05/05/2022 – Annual Meeting of Shareholders” along with all other submitted questions.

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The Question and Answer portion of the Annual Meeting will end upon the earlier of 2:00 p.m. Eastern time, or after all question topics that are not of an inappropriate nature have been answered.

GLOSSARY OF TERMS
To enhance the readability of this year’s proxy statement, we added a Glossary of Terms beginning on page 81, which includes all defined terms in this proxy statement.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 1

PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider. You should read the entire proxy statement carefully before voting. Page references and website addresses are supplied to help you find additional information in this proxy statement and elsewhere. Information provided on websites linked to this proxy statement is not incorporated by reference into this proxy statement.
Who We Are

Headquartered in Charlotte, North Carolina, Duke Energy is one of the largest energy holding companies in the United States, providing electricity to approximately 8.2 million retail electric customers in six states and natural gas distribution services to 1.6 million customers in five states. We own approximately 50,259 MW of electric generating capacity in North Carolina, South Carolina, the Midwest, and Florida, and approximately 3,554 MW of generating capacity through our commercial renewables business, which owns and operates diverse power generation assets throughout North America, including a portfolio of renewable wind, solar, energy storage, and microgrid projects. More information about Duke Energy is available on our website at duke-energy.com.

Voting Information

	Broker Non-Votes*	Abstentions	Votes Required for Approval
Proposal 1: Election of Directors (page 11) The Board recommends you vote FOR each Nominee	Do not count	Do not count	Majority of votes cast, with a resignation policy
Proposal 2: Ratification of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2022 (page 39) The Board recommends you vote FOR this proposal	Brokers have discretion to vote	Vote against	Majority of shares represented
Proposal 3: Advisory vote to approve Duke Energy’s named executive officer compensation (page 41) The Board recommends you vote FOR this proposal	Do not count	Vote against	Majority of shares represented
Proposal 4: Shareholder proposal regarding shareholder right to call for a special shareholder meeting (page 73) The Board recommends you vote AGAINST this proposal	Do not count	Vote against	Majority of shares represented

*
NYSE rules state that if your shares are held through a broker, bank, or other nominee, they cannot vote on nondiscretionary matters without your instruction.

2 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROXY SUMMARY
Our Purpose

Duke Energy’s purpose is to power the lives of our customers and the vitality of our communities. Alongside our purpose is our core set of values and leadership imperatives that combined act as our guide. Our core values are focused on safety, integrity, and service, as well as our leadership imperatives that define our behavioral expectations and challenge us to become better. Together, our values and leadership imperatives influence how we make decisions and interact with each other, as well as with our customers and communities.
Our Strategy and Goals

Duke Energy has integrated our climate strategy into our business strategy – to safely transform and ready our system by investing in new and existing carbon-free technology, modernizing our gas and electric infrastructure, and expanding and integrating efficiency and demand management programs. As we transition our business to cleaner sources of energy, we are focused on delivering sustainable value for our customers and shareholders by maintaining affordability and leveraging business transformation to exceed customer expectations, optimizing investments to drive attractive shareholder returns, and providing new product offerings and solutions that deliver growth and customer value. To achieve these major milestones, we are shaping the landscape by partnering with stakeholders, championing public policy that advances innovation, and advancing regulatory models that support carbon and methane emission reductions.
In 2019 and 2020, Duke Energy established Scope 1 emission(1) reduction goals for our electric and natural gas local distribution business units. In February 2022, we updated our emission reduction goals for the electric and gas business to include Scope 2(2) and certain Scope 3 emissions(3). We also announced that we would be targeting energy generated from coal to represent less than 5% of total generation by 2030 and to fully exit coal generation by 2035, subject to regulatory approvals(4).
Our Greenhouse Gas Emission Reduction Goals
2030	Electric Utilities	• At least 50% reduction in CO2 emissions from 2005 levels from electricity generation (Scope 1 emissions)
	Natural Gas Local Distribution Business	• Reduction in methane emissions to net-zero (Scope 1 emissions)
2050	Electric Utilities
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Net-zero CO2 emissions from electricity generation (Scope 1 emissions)

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Net-zero CO2 emissions from electricity purchased for Company use (Scope 2 emissions)

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Net-zero greenhouse gas emissions from the power we purchase for resale and from the procurement of fossil fuels used for generation (Scope 3 emissions)

	Natural Gas Local Distribution Business	• Net-zero emissions from upstream methane and carbon emissions related to purchased gas and downstream carbon emissions from customers’ consumption (Scope 3 emissions)

(1)
Scope 1 emissions are direct emissions from company-owned and controlled resources. Duke Energy’s Scope 1 emission reduction goal includes only Scope 1 CO2 emissions from electricity generation and methane emissions from our natural gas local distribution business.

(2)
Scope 2 emissions are indirect emissions from the generation of energy purchased from a utility provider for the Company’s own use.

(3)
Scope 3 emissions are all other indirect emissions not included in Scope 2 that are linked to a company’s operations, including upstream and downstream emissions.

(4)
Contemplates retiring the Edwardsport coal gasifiers by 2035 or adding carbon capture utilization and storage to reduce carbon emissions.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 3

PROXY SUMMARY
Our Workforce

The energy industry is in the midst of a massive transformation, and Duke Energy needs an innovative, talented team of professionals who represent the diversity of the customers we serve as a foundation for success. An empowered, diverse and inclusive workplace make us a stronger company and provides a competitive advantage for connecting with the ever-changing needs of our customers and communities.
27,605 Employees	18.3% Union	23.9% Female	19.6% People of Color
Creating a great place to work
The Company is being intentional about our actions to support our employees and attract diverse talent. We work hard to help ensure that all employees feel that they have an equitable and inclusive experience by leveraging our employee resource groups, as well as diversity and inclusion councils.
Support for Employee Well-Being	We support our employees physically, emotionally, and financially through our wellness and mental health programs and provide webinars and coaching focused on improving financial wellness.
Diversity & Inclusion Learning Programs
We have developed a portfolio of training for all employees to build our knowledge and understanding of diversity, equity, and inclusion, and build skills and capabilities for creating a more inclusive workplace.

Fair and Equitable Compensation
The Company is committed to providing market competitive, fair, and equitable compensation by regularly reviewing employee pay. We conduct internal pay equity reviews and benchmarking against peer companies to ensure our pay is competitive.

Attracting Diverse Talent
We continuously evaluate our practices across the hiring life cycle to attract a talented and diverse workforce to deliver on our commitments to customers. We have a dedicated team focused on building relationships with four-year colleges and technical schools, as well as community organizations to strengthen diversity in our future pipeline of talent.
In 2021, we partnered to create a HBCU Energy Leadership Pathway pilot program with four HBCUs located in North Carolina and South Carolina. This program will provide students of color with mentoring, internships, and access to the rapidly evolving clean energy workforce.

Courageous Conversations
“Let’s Talk About It” is a series of organized employee events the Company held around difficult but necessary and thought-provoking topics that help build understanding and awareness and support an inclusive workplace. In 2021, we had 50 sessions with nearly 6,000 employees attending.

4 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROXY SUMMARY
Highlights Since the 2021 Annual Meeting (page 44)

Safety remains our top priority

Our employees continue to make safety our top priority. In 2021, we were in the top decile in safety for our industry for the seventh consecutive year. As an indication of our commitment to safety, we include safety metrics in both the STI and LTI plans based on TICR for employees.

Energy transition

Constructive legislation

We collaborated with policymakers and stakeholders in North Carolina on clean energy legislation, which passed with bipartisan support. The legislation advances carbon emission reductions while maintaining affordability and reliability for customers. It also provides a framework to achieve a 70% carbon emission reduction in North Carolina by 2030 against a 2005 baseline and to achieve carbon neutrality from electricity generation by 2050.

Continued progress on customer satisfaction

ESG goals and strategy

We have set goals to reach at least 50% carbon reduction from electricity generation and net-zero methane emissions from natural gas distribution by 2030. We have also set an ambitious goal to reach net-zero carbon emissions from electricity generation by 2050. In February 2022, we broadened our goal to reach net-zero carbon emissions from electricity generation by 2050 to incorporate Scope 2 and certain Scope 3 emissions. See page 3 for more detail on our greenhouse gas emission reduction goals, and page 45 for more detail on how we incorporate ESG goals into executive compensation.

Delivering on financial goals

In 2021, we delivered adjusted EPS in the top half of our original adjusted earnings guidance range of $5.00 to $5.30 for the year. We also paid a dividend to our shareholders for the 95th consecutive year.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 5

PROXY SUMMARY
Shareholder Engagement Highlights (pages 25 and 42)

As part of our commitment to corporate governance, we have a track record of engaging with shareholders year-round to discuss and respond to their feedback. In 2021, we reached out to holders of approximately 36% of our outstanding common shares and held meetings with the holders of more than one-third of our outstanding shares, some of which included participation by members of the Board, including our Independent Lead Director, Michael Browning.

The agenda for these conversations spanned a variety of topics:
1	Environmental The Company's progress on its goal to reach net-zero carbon emissions from electricity generation by 2050
2	Social Our human capital management and diversity, equity, and inclusion initiatives
3	Governance Board oversight, diversity, skills, and the changes to the Company's Political Expenditures Policy

Duke Energy disclosures in response to shareholder feedback
The Company has also prepared numerous disclosures, which are located on the Company’s ESG website at www.duke-energy.com/our-company/esg, which were provided, in part, in response to shareholder feedback on areas of interest, including:

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Annual ESG Report (formerly known as the Sustainability Report)

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2017 and 2020 Climate Reports, which are aligned with the recommendations of the TCFD

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Semi-annual Corporate Political Expenditures Report

• Annual Trade Association Climate Review • SASB disclosures • EEI/AGA template disclosure • GRI disclosures
Environmental, Social, and Governance Highlights

6 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROXY SUMMARY
Corporate Governance Highlights (page 31)

Independence
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Independent Lead Director with clearly defined roles and responsibilities

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Independent Board committees

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Independent directors meet in executive session at each regularly scheduled Board meeting

Shareholder Rights
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Ability for shareholders to nominate directors through proxy access

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Robust year-round shareholder engagement program, including director involvement

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Ability for shareholders to take action by less than unanimous written consent

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Ability for shareholders to call a special shareholder meeting

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Board responsiveness to majority support of shareholder proposals

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Each share of common stock is equal to one vote

Good Governance Practices
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Majority voting for directors with mandatory resignation policy and plurality carve out for contested elections

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Annual Board, committee, and director assessments

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Clearly defined environmental and social initiatives and goals

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Annual election of all directors

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Policy to prohibit all hedging and pledging of corporate securities

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Regular Board refreshment

Executive Compensation Highlights (page 42)

Our executive compensation program is designed to:
1	Link Pay to Performance
2	Attract and Retain talented executive officers and key employees
3	Emphasize Performance-Based Compensation to motivate executives and key employees

4	Reward Individual Performance
5	Encourage Long-Term Commitments to Duke Energy and align the interests of executives with shareholders

We meet these objectives through the appropriate mix of compensation, including base salary, short-term and long-term incentives, consisting of performance shares and RSUs.
COMPENSATION COMPONENTS
	Base Salary	STI	LTI
Link pay to performance
Attract and retain talented executives and key employees
Emphasize performance-based compensation to motivate executives and key employees
Reward individual performance
Encourage long-term commitment to Duke Energy and align the interests of executives with shareholders
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 7

PROXY SUMMARY
Key Compensation Features

Following are key features of our executive compensation program:

AT DUKE ENERGY WE…	AT DUKE ENERGY WE DO NOT…
Integrate key performance metrics in our incentive plans relating to environmental, climate, safety, and customer initiatives	Provide tax gross-ups to NEOs
Require significant stock ownership, including 6x base salary for our CEO and 3x base salary for other NEOs	Permit hedging or pledging of Duke Energy securities
Maintain a stock retention policy	Provide “single trigger” vesting of stock awards upon a change in control
Tie equity and cash-based incentive compensation to a clawback policy	Provide employment agreements to a broad group
Use an independent compensation consultant retained by and reporting directly to the Compensation and People Development Committee to advise on compensation matters	Encourage excessive or inappropriate risk-taking through our compensation program
Review tally sheets on an annual basis	Provide excessive perquisites
Consider shareholder feedback and the prior year’s “say-on-pay” vote	Provide dividend equivalents on unearned performance shares
Require that equity awards must be subject to a one-year minimum vesting period, subject to limited exceptions
Disclose performance targets for the performance share cycle granted in the most recent year

Target Compensation Mix

(consisting of base salary, short-term incentives, and long-term incentives)

CEO

STI (Cash), 15%
Base Salary, 9%
RSUs, 23%
Performance Shares, 53%
91%
Performance and/or Stock-Based

Other Current NEOs

STI (Cash), 18%
Performance Shares, 43%
Base Salary, 21%
RSUs, 18%
79%
Performance and/or Stock-Based

91% of CEO pay is performance and/or stock-based, which creates strong alignment with our shareholders and reinforces our pay for performance culture

8 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROXY SUMMARY
Our Board Nominees (page 11)

Our Board regularly and diligently reviews its composition to ensure that its collective membership has the skills to meet the needs of our business and reflects a diversity of perspectives and experiences. All nominees have the highest level of professional integrity.
Name Independence, Age, Tenure Position	Gender Diversity	Racial, or Ethnic Diversity	Other Public Boards	Audit	Compensation and People Development	Corporate Governance	Finance and Risk Management	Operations and Nuclear Oversight
Derrick Burks Independent, 65, 2022 Retired Managing Partner of Ernst & Young, LLP, Indianapolis office		X	Equity LifeStyles Properties ELS and Kite Realty Group Trust KRG	●			●
Annette K. Clayton Independent, 58, 2019 President and CEO, North America Operations, Schneider Electric SA	X		NXP Semiconductors N.V.	●				●
Theodore F. Craver, Jr. Independent, 70, 2017 Retired Chairman, President and CEO, Edison International			Wells Fargo & Company	C			●
Robert M. Davis Independent, 55, 2018 President and CEO, Merck			Merck			●	C
Caroline Dorsa Independent, 62, 2021 Retired Executive Vice President and CFO, Public Service Enterprise Group Incorporated	X		Biogen Inc., Illumina, Inc., and Intellia Therapeutics, Inc.	●	●
W. Roy Dunbar Independent, 60, 2021 Retired Chairman and CEO of Network Solutions, LLC		X	Johnson Controls International, PLC and SiteOne Landscape Supply, Inc.		●			●
Nicholas C. Fanandakis Independent, 65, 2019 Retired Executive Vice President, DuPont de Nemours, Inc. (fka DowDuPont, Inc.)			FTI Consulting, Inc. and ITT Inc.	●			●
Lynn J. Good Executive Director, 62, 2013 Chair, President and CEO, Duke Energy Corporation	X		The Boeing Company
John T. Herron Independent, 68, 2013 Retired President, CEO and Chief Nuclear Officer, Entergy Nuclear			None				●	C
Idalene F. Kesner Independent, 64, 2021 Dean, Indiana University Kelley School of Business	X		Berry Global Group, Inc. and Olympic Steel, Inc.			●		●
E. Marie McKee Independent, 71, 2012 Retired Senior Vice President, Corning Incorporated	X		None		C	●
Michael J. Pacilio Independent, 61, 2021 Retired Executive Vice President and COO, Exelon Generation, Exelon Corp.			None				●	●
Thomas E. Skains Independent, 65, 2016 Retired Chairman, President and CEO, Piedmont Natural Gas Company, Inc.			National Fuel Gas Company and Truist Financial Corporation		●	●
William E. Webster, Jr. Independent, 68, 2016 Retired Executive Vice President, Institute of Nuclear Power Operations			None			●		●
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 9

PROXY SUMMARY
Our Board Composition*

Tenure*

4

Average Years

Years
0-2
5
3-5
4
6-8
2
9-10
3

Age*

64

Average Age

Years
55-59
2
60-64
5
65-69
5
70-75
2

Board Refreshment*

64%

9 out of 14 director nominees were first appointed or nominated for election in the last five years

Independence*

13 out of 14 director nominees are independent (all directors except Chair, President and CEO)

Gender, Racial, and Ethnic Diversity*

50%

7 out of 14 director nominees are female or identify as part of a minority group

* Information provided for director nominees

Diversity of Skills, Qualifications, and Experience*
Our Board exhibits a diverse range of skills and experience that collectively creates a well-rounded perspective suitable to protecting the interests of shareholders. The table below denotes the areas of expertise we value and the number of directors with that expertise or experience.

Customer Service experience is important as Duke Energy focuses on meeting customer expectations and transforming the customer experience.	9
Cybersecurity/Technology experience is important in overseeing the security of Duke Energy’s business and operational technical systems, including customer experience, financial systems, and internal and grid operations.	9
ESG experience is important as incorporating sustainable business operations into our Duke Energy’s actions is vital to the success of our strategy.	11
Human Capital Management experience is important in overseeing the needs of our workforce – Duke Energy’s most critical resource.	6
Industry experience is important in understanding the unique technical, regulatory, and financial aspects of the utility industry.	9
Regulatory/Government experience is important in understanding the regulated nature of the utility industry, including environmental regulations.	12
Risk Management experience is important in overseeing a myriad of risks, including operational, financial, strategic, and reputational risks that affect our business.	13

*
Information provided for director nominees

10 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 1:
ELECTION OF DIRECTORS

The Board of Directors

The Corporate Governance Committee, comprised of only independent directors, has recommended all of the current directors as nominees for director. These individuals are discussed on pages 12 through 19 of this proxy statement.
We have a declassified Board, which means all the directors are voted on every year at the Annual Meeting. If any director is unable to stand for election, the Board may reduce the number of directors or designate a substitute. In that case, shares represented by proxies may be voted for a substitute director. We do not expect that any nominee will be unavailable or unable to serve.
Our Principles for Corporate Governance includes a director tenure policy in addition to a retirement policy, which is described in more detail on page 31. Pursuant to this policy, Michael Browning will be retiring at the 2022 Annual Meeting. We appreciate the contributions of Mr. Browning during his service to Duke Energy.

Majority Voting for the Election of Directors
Under Duke Energy’s By-Laws, in an uncontested election at which a quorum is present, a director-nominee will be elected if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast as “WITHHOLD” from that nominee’s election. Abstentions and broker non-votes do not count. In addition, Duke Energy has a resignation policy in our Principles for Corporate Governance, which requires an incumbent director who has more votes cast as “WITHHOLD”
from that nominee’s election than votes cast “FOR” his or her election to tender his or her letter of resignation for consideration by the Corporate Governance Committee.
In contested elections, directors will be elected by plurality vote. For purposes of the By-Laws, a “contested election” is an election in which the number of nominees for director is greater than the number of directors to be elected.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 11

PROPOSAL 1:ELECTION OF DIRECTORS
Biographical Information, Skills, and Qualifications of our Board Nominees
Derrick Burks
Independent Director Nominee
Age: 65 Director of Duke Energy since 2022 Retired Managing Partner of Ernst & Young, LLP, Indianapolis office	Committees: • Audit Committee • Finance and Risk Management Committee Other current public directorships: • Equity LifeStyles Properties ELS • Kite Realty Group Trust KRG
Mr. Burks retired from the public accounting firm of Ernst & Young, LLP in 2017, where he served as managing partner of the Indianapolis office for 13 years. Prior to this time, Mr. Burks worked for 24 years for the public accounting firm of Arthur Andersen, where he served for three years as managing partner of the Indianapolis office.
Skills and qualifications:

Mr. Burks’ qualifications for election include his experience as an independent public accountant for large corporations and public companies requiring SEC expertise during his time with Ernst & Young and Arthur Andersen, including initial public offerings requiring SEC expertise. Throughout his career he has served companies in various industries, including energy and utilities, and obtained valuable expertise in the areas of cybersecurity and technology, environmental operations and regulations, ESG, regulatory, and risk management. His skills and experience in this area, as well as his knowledge of the Indiana service territory, are valuable additions to the Board.

Annette K. Clayton
Independent Director Nominee
Age: 58 Director of Duke Energy since 2019 President and CEO, North America Operations, Schneider Electric SA	Committees: • Audit Committee • Operations and Nuclear Oversight Committee Other current public directorships: • NXP Semiconductors N.V.
Ms. Clayton has been President and CEO of the North America Operations of Schneider Electric, a global electrical equipment manufacturer, and a member of the Executive Committee since June 2016. She also served as Chief Supply Chain Officer from June 2016 until January 2019. From May 2011 to June 2016, she served as Executive Vice President of Schneider Electric and a Member of the Executive Committee, Hong Kong. Prior to her employment at Schneider Electric, Ms. Clayton served at Dell, Inc. as Vice President of Global Supply Chain Operations and Vice President of Dell Americas operations, and at General Motors as President of their Saturn subsidiary, Corporate Vice President of Global Quality, and a member of their strategy board. Ms. Clayton previously served on the board of directors of Polaris Inc. for 18 years until 2021.
Skills and qualifications:

Ms. Clayton’s qualifications for election include her experience as senior management of Schneider Electric overseeing the strategic direction and financial accountability of the company’s North America operations. In her role as President and CEO of Schneider Electric’s North America Operations, she has gained experience in customer service through her direct responsibility for the customer call centers, in cybersecurity and technology through Schneider Electric’s work with the government on cybersecurity infrastructure, and the digital transformation of their supply chain, and in environmental regulations, clean energy and ESG issues through work with Schneider Electric’s sustainability division, through her oversight of Schneider Electric’s Safety and Environment function, and as a Thought Leader on sustainable procurement for manufacturing with the World Economic Forum in Davos, Switzerland. She also has human capital management experience through her work on talent management initiatives, succession planning, and supply chain workforce planning at Schneider Electric. These skills uniquely fit the skillsets that benefit Duke Energy in our corporate strategy.

12 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 1:ELECTION OF DIRECTORS
Theodore F. Craver, Jr.
Independent Director Nominee
Age: 70 Director of Duke Energy since 2017 Retired Chairman, President and CEO, Edison International	Committees: • Audit Committee (Chair) • Finance and Risk Management Committee Other current public directorships: • Wells Fargo & Company
Mr. Craver was Chairman, President and CEO of Edison International, the parent company of a large California utility and various competitive electric businesses, from 2008 until his retirement in 2016. From 2005 to 2007, Mr. Craver served as CEO of Edison Mission Energy, a subsidiary of Edison International. Prior to his appointment as CEO of Edison Mission Energy, Mr. Craver served as CFO of Edison International from 2000 to 2004. He started at Edison International in 1996 after leaving First Interstate Bancorp, where he was Executive Vice President and Corporate Treasurer. Mr. Craver is a former member of the ESCC, the organization that is the principal liaison between the federal government and the electric power sector responsible for coordinating efforts to prepare for, and respond to, national-level disasters or threats to critical infrastructure. Mr. Craver currently serves as a Senior Advisor to Blackstone’s Global Infrastructure Fund and as a Senior Advisor to Bain & Company. He is also a member of the Economic Advisory Council of the Federal Reserve Bank of San Francisco, on the Board of Advisors of Mobility Impact Partners, and, in 2019, joined the Advisory Board of the Center on Cyber and Technology Innovation, which is a research institute focusing on national security and foreign policy. Mr. Craver will serve as Independent Lead Director upon Michael Browning’s retirement at the Annual Meeting.
Skills and qualifications:

Mr. Craver’s qualifications for election include his experience as CEO of Edison International, which gives him in-depth knowledge of the utility industry and the regulatory arena, including environmental regulations, as well as his financial and risk management experience obtained as a CFO at Edison International, and at First Interstate Bancorp as the Chair of the Asset and Liability Committee, which was responsible for the oversight of risk management within the organization. Mr. Craver’s experience in the industry also gives him a keen awareness of the needs of utility customers during this time of industry change. In addition, Mr. Craver’s experience with grid cybersecurity as a member of the Steering Committee of the ESCC and as a member of the Advisory Board of the Center on Cyber and Technology Innovation gives him insight into this crucial area for Duke Energy. In 2018, he earned the CERT Certificate in Cybersecurity Oversight from the National Association of Corporate Directors.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 13

PROPOSAL 1:ELECTION OF DIRECTORS
Robert M. Davis
Independent Director Nominee
Age: 55 Director of Duke Energy since 2018 President and CEO, Global Services, Merck	Committees: • Corporate Governance Committee • Finance and Risk Management Committee (Chair) Other current public directorships: • Merck
Mr. Davis has been President and CEO of Merck, a global health care company that provides prescription medicines, vaccines, and other health solutions, since July 2021. He became President in April 2021. Prior to that he had been CFO at Merck since April 2014 and CFO and Executive Vice President, Global Services since 2016. Prior to Merck, Mr. Davis worked for Baxter International, Inc. as Corporate Vice President and President of Medical Products from 2010 to 2014, Corporate Vice President and President of Baxter International’s renal business in 2010, Corporate Vice President and CFO from 2006 to 2010, and Treasurer from 2004 to 2006. Mr. Davis previously served on the board of directors of C.R. Bard until its merger with Becton, Dickinson and Company in December 2017.
Skills and qualifications:

Mr. Davis’ qualifications for election include his significant experience in regulatory matters, finance, and risk management obtained during his service as the CEO of Merck and as CFO prior to that. During his service as CFO, enterprise risk management and finance were within his areas of responsibility. In addition, he gained significant experience in these areas while serving in a variety of management and finance roles at Baxter International. Mr. Davis’ legal knowledge, obtained when he earned his Doctor of Jurisprudence, adds additional insight to the Board’s discussions of legal and risk issues. Mr. Davis also has significant experience with technology and cybersecurity as a result of his direct oversight of those areas during his time as CFO of Merck and at Baxter International. Mr. Davis’ experience at Merck provides valuable insight into navigating an industry undergoing rapid transformation.

Caroline Dorsa
Independent Director Nominee
Age: 62 Director of Duke Energy since 2021 Retired Executive Vice President and CFO, Public Service Enterprise Group Incorporated	Committees: • Audit Committee • Compensation and People Development Committee Other current public directorships: • Biogen Inc. • Illumina, Inc. • Intellia Therapeutics, Inc.
Ms. Dorsa served as the Executive Vice President and CFO of Public Service Enterprise Group, a diversified energy company, from April 2009 until her retirement in October 2015, and served on its board of directors from February 2003 to April 2009. She also served in numerous senior management positions at Merck, Gilead Sciences, and Avaya prior to joining Public Service Enterprise Group. Ms, Dorsa previously served as a trustee on the boards of the Goldman Sachs Asset Management ETF and Closed End funds.
Skills and qualifications:

Ms. Dorsa’s qualifications for election include her financial acumen, her cybersecurity and technology experience, and her understanding of the regulatory and human capital management risks in the energy industry, gained during her time at Public Service Enterprise Group, where she served as a member of the board of directors, Executive Vice President and CFO, head of the finance department, and was directly responsible for the information technology and business development groups.

14 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 1:ELECTION OF DIRECTORS
W. Roy Dunbar
Independent Director Nominee
Age: 60 Director of Duke Energy since 2021 Retired Chairman and CEO of Network Solutions, LLC
Committees:
•
Compensation and People Development Committee

•
Operations and Nuclear Oversight Committee

Other current public directorships:
•
Johnson Controls International, PLC

•
SiteOne Landscape Supply, Inc.

Mr. Dunbar has been a developer for solar projects since retiring as Chairman and CEO of Network Solutions in October 2009. He had served as Chairman and CEO since January 2008. Mr. Dunbar also served as the President of Global Technology and Operations for MasterCard Incorporated from September 2004 until January 2008. Prior to MasterCard, Mr. Dunbar worked at Eli Lilly and Company for 14 years, serving as President of Intercontinental Operations, and earlier as Chief Information Officer. Mr. Dunbar is a National Association of Corporate Directors Board Leadership Fellow.
Skills and qualifications:

Mr. Dunbar’s qualifications for election include his experience and insight into environmental regulations, clean energy, ESG issues, and the energy industry during his time as a solar developer and his deep experience across a number of functional disciplines, including the application of information technology across different business sectors. The variety of these experiences in these areas, which are critical to the success of the Company’s strategy will make him a uniquely qualified addition to the Board.

Nicholas C. Fanandakis
Independent Director Nominee
Age: 65 Director of Duke Energy since 2019 Retired Executive Vice President, DuPont de Nemours, Inc.	Committees: • Audit Committee • Finance and Risk Management Committee Other current public directorships: • FTI Consulting, Inc. • ITT Inc.
Mr. Fanandakis is a retired Executive Vice President of DuPont, a holding company with agriculture, materials science, and specialty products businesses. Mr. Fanandakis served as Executive Vice President and CFO at E.I. du Pont de Nemours and Company from 2009 until January 2019 and as Executive Vice President of DuPont until his retirement in July 2019. Prior to 2009, Mr. Fanandakis served in various plant, marketing, product management, and business director roles in the DuPont organization since 1979.
Skills and qualifications:

Mr. Fanandakis’ qualifications for election include his management experience gained during his career in numerous areas of DuPont. In addition to his management experience, Mr. Fanandakis’ expertise in finance, tax, banking, and risk management at a company undergoing transformation is an asset to Duke Energy’s Board.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 15

PROPOSAL 1:ELECTION OF DIRECTORS
Lynn J. Good
Non-Independent Director Nominee Chair
Age: 62 Director of Duke Energy since 2013 Chair, President and CEO, Duke Energy Corporation	Committees: • None Other current public directorships: • The Boeing Company
Ms. Good has served as Chair, President and CEO of Duke Energy since January 1, 2016, and was Vice Chair, President and CEO of Duke Energy from July 2013 through December 2015. She served as Executive Vice President and CFO of Duke Energy from July 2009 through June 2013.
Skills and qualifications:

Ms. Good is our Chair, President and CEO and was previously our CFO. Her extensive financial and risk management background, as well as her knowledge of the affairs of Duke Energy and our business make her uniquely suited to lead our Board and Duke Energy. Her many years of experience in the utility industry, her knowledge of the associated regulatory issues, technologies, environmental regulations, and customer focus, provide valuable resources for the Board.

John T. Herron
Independent Director Nominee
Age: 68 Director of Duke Energy since 2013 Retired President, CEO and Chief Nuclear Officer, Entergy Nuclear	Committees: • Finance and Risk Management Committee • Operations and Nuclear Oversight Committee (Chair) Other current public directorships: • None
Mr. Herron was President, CEO and Chief Nuclear Officer of Entergy Nuclear, the nuclear operations of Entergy Corporation, an electric utility, from 2009 until his retirement in 2013. Mr. Herron joined Entergy Nuclear in 2001 and held a variety of positions. He began his career in nuclear operations in 1979 and, through his career, held positions at a number of nuclear stations across the country. Mr. Herron is a director of Ontario Power Generation and also has served on the board of directors of INPO.
Skills and qualifications:

Mr. Herron’s qualifications for election include his knowledge and extensive insight gained as a senior executive in the utility industry, including his three decades of experience in nuclear energy. In addition to his nuclear expertise, during Mr. Herron’s career, and particularly during his time as CEO and Chief Nuclear Officer of Entergy Nuclear, he gained significant financial, regulatory, and environmental expertise, as well as an understanding of utility customers. He also obtained risk management expertise, a required skill for those tasked with overseeing the operation of nuclear power plants. Mr. Herron also had direct responsibility for the management of cybersecurity as CEO and Chief Nuclear Officer of Entergy Nuclear.

16 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 1:ELECTION OF DIRECTORS
Idalene F. Kesner
Independent Director Nominee
Age: 64 Director of Duke Energy since 2021 Dean, Indiana University Kelley School of Business	Committees: • Corporate Governance Committee • Operations and Nuclear Oversight Committee Other current public directorships: • Berry Global Group, Inc. • Olympic Steel, Inc
Dr. Kesner is the Dean and the Frank P. Popoff Chair of Strategic Management at the Indiana University Kelley School of Business, becoming the first woman to lead the School in July 2013. Dr. Kesner joined the faculty of the Kelley School of Business in 1995, coming from a titled faculty position at the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. In addition to teaching various graduate-level courses in the area of strategic management, Dr. Kesner has taught in more than 100 executive programs and served as a consultant for many national and international firms, working on strategy and board-related issues. Her research has focused on the areas of corporate boards of directors, corporate governance, and mergers and acquisitions, and she has taught a variety of management and strategy courses, including strategic management, crisis management, change management, and management consulting. Ms. Kesner previously served on numerous other public company boards, including most recently the board of Main Street America Group and American Family Insurance after its acquisition of Main Street America Group.
Skills and qualifications:

Dr. Kesner’s qualifications for election include her risk management, governance and strategy expertise obtained as part of her educational background, as well as her work on the boards of other highly regulated companies, and her customer service and regulatory knowledge obtained as a leader at Indiana University and a part of the Indiana state government.

E. Marie McKee
Independent Director Nominee
Age: 71 Director of Duke Energy since 2012 Retired Senior Vice President, Corning Incorporated	Committees: • Compensation and People Development Committee (Chair) • Corporate Governance Committee Other current public directorships: • None
Ms. McKee is a retired Senior Vice President of Corning Incorporated, a manufacturer of components for high-technology systems for consumer electronics, mobile emissions controls, telecommunications, and life sciences. Ms. McKee has over 35 years of experience obtained at Corning, where she held a variety of management positions with increasing levels of responsibility, including Senior Vice President of Human Resources from 1996 until 2010, President of Steuben Glass from 1998 until 2008, and President of The Corning Museum of Glass and The Corning Foundation from 1998 until 2014.
Skills and qualifications:

Ms. McKee’s qualifications for election include her senior management experience in human resources, which provides her with a thorough knowledge of ESG, human capital management, and compensation practices. Her prior experience as a senior executive of Corning Incorporated has also given her excellent operating skills and an understanding of environmental regulations, technology, and risk management with regard to the manufacturing process, which aids the Board in its oversight of environmental and health and safety matters.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 17

PROPOSAL 1:ELECTION OF DIRECTORS
Michael J. Pacilio
Independent Director Nominee
Age: 61 Director of Duke Energy since 2021 Retired Executive Vice President and COO, Exelon Generation, Exelon Corp.	Committees: • Finance and Risk Management Committee • Operations and Nuclear Oversight Committee Other current public directorships: • None
Mr. Pacilio is a retired Executive Vice President and COO of Exelon Generation, one of the largest competitive power generators in the United States, with the nation’s largest nuclear fleet and a balanced portfolio of natural gas, hydro, wind, and solar generation. Mr. Pacilio had nearly 40 years of experience at Exelon, where he held a variety of management positions within Exelon Nuclear and Exelon Generation, including President and Chief Nuclear Officer, and has held numerous leadership roles outside of Exelon, including leading the nuclear sector’s response to the Fukushima tsunami, helping to develop national industry equipment on digital equipment and cybersecurity, and roles within INPO, the World Nuclear Association, and the Nuclear Energy Institute, where he served on the executive committee of the board of directors.
Skills and qualifications:

Mr. Pacilio’s qualifications for election include his extensive knowledge of the nuclear industry, which relies heavily on an understanding and application of risk management and regulatory expertise. His understanding of the financial, operational, and environmental requirements for carbon-free generation, including nuclear, wind, and solar, will provide valuable insight to the Board as the Company navigates our clean energy transition. In addition, Mr. Pacilio’s cybersecurity and technology experience within the industry will be valuable as the Company continues to utilize digital innovation to become more efficient.

Thomas E. Skains
Independent Director Nominee
Age: 65 Director of Duke Energy since 2016 Retired Chairman, President and CEO, Piedmont Natural Gas Company, Inc.	Committees: • Compensation and People Development Committee • Corporate Governance Committee Other current public directorships: • National Fuel Gas Company • Truist Financial Corporation
Mr. Skains was Chairman, President and CEO of Piedmont, a natural gas local distribution business, until his retirement in 2016. He served as Chairman of Piedmont from December 2003 until October 2016, CEO from February 2003 until October 2016, and as President from February 2002 until October 2016, when Piedmont was acquired by Duke Energy and Mr. Skains joined the Board. Prior to his service as President, Mr. Skains served in various roles, including COO and as Senior Vice President, Marketing and Supply Services, where he directed Piedmont’s commercial natural gas activities.
Skills and qualifications:

Mr. Skains’ qualifications for election include his financial and risk management expertise and public company governance and strategy gained during his time as Chairman, President and CEO of Piedmont. His time at Piedmont also provided him with in-depth knowledge of the natural gas industry, the environmental regulations related to the industry, and the needs of natural gas customers, which is helpful to Duke Energy as we expand our natural gas local distribution business. His prior experience as a corporate energy attorney also gives Mr. Skains insight on legal and regulatory compliance matters.

18 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 1:ELECTION OF DIRECTORS
William E. Webster, Jr.
Independent Director Nominee
Age: 68 Director of Duke Energy since 2016 Retired Executive Vice President, Institute of Nuclear Power Operations	Committees: • Corporate Governance Committee • Operations and Nuclear Oversight Committee Other current public directorships: • None
Mr. Webster was Executive Vice President of Industry Strategy for INPO, a nonprofit organization that promotes the highest levels of safety and reliability in the operation of commercial nuclear power plants, until his retirement in June 2016. Mr. Webster has 34 years of experience obtained at INPO where he held a variety of management positions in the Industry Evaluations, Plant Support, Engineering Support, and Plant Analysis and Emergency Preparedness divisions prior to his retirement. Mr. Webster currently serves as the Chairman of the Japan Nuclear Safety Institute.
Skills and qualifications:

Mr. Webster’s qualifications for election include the extensive knowledge he gained during his 34 years in the nuclear industry, including experience with respect to environmental laws and reporting for the nuclear industry, and his regulatory expertise through his interface with the NRC on making new nuclear safety rules after the Fukushima accident in Japan. At INPO, Mr. Webster also was responsible for the development of risk management guidelines for the nuclear industry. These skills, as well as his operational and engineering expertise, are an asset to the Board and its committees as the Company focuses on operational excellence.

The Board of Directors Recommends a Vote “FOR” Each Nominee.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 19

INFORMATION ON THE BOARD OF DIRECTORS
Our Board Leadership Structure
The Board regularly evaluates the leadership structure of Duke Energy and may consider alternative approaches, as appropriate, over time. The Board believes that Duke Energy and our shareholders are best served by the Board retaining discretion to determine the appropriate leadership structure based on what it believes is best for Duke Energy at a particular point in time, including whether the same individual should serve as both Chair and CEO, or whether the roles should be separate.
Lynn Good serves as Duke Energy’s Chair, President and CEO. Our Board believes that combining the Chair and CEO roles at this time fosters clear accountability, effective decision-making, and execution of corporate strategy.
Independent Lead Director Responsibilities
The Board recognizes the importance of independent oversight over management as well, and has structured the Board with a robust independent lead director role that is elected by the independent members of the Board. The Independent Lead Director’s responsibilities, which meet the latest corporate governance standards set by the National Association of Corporate Directors, include:
•
serving as liaison between the Chair and CEO and the independent directors;

•
leading, in conjunction with the Corporate Governance Committee, the process for the review of the CEO;

•
leading, in conjunction with the Corporate Governance Committee, the Board, committee, and individual director self-assessment review process;

•
presiding at the executive sessions of the independent members of the Board at every regularly scheduled meeting;

•
assisting the Chair and the CEO in setting, reviewing, and approving agendas and schedules of Board meetings;

•
approving meeting schedules to assure there is sufficient time for discussion of all agenda items;

•
reviewing and approving information sent to the Board and advising on quality, quantity, and timeliness of information;

•
calling meetings of the independent members of the Board when necessary and appropriate;

•
developing topics for discussion during executive sessions of the Board;

•
assisting the Chair and the CEO to promote the efficient and effective performance and functioning of the Board; and

•
being available for consultation and direct communication with our major shareholders.

In addition to these enumerated responsibilities of the Independent Lead Director in the Principles for Corporate Governance, the Independent Lead Director is in constant contact with management and the Board – acting as a touchpoint to the Chair and CEO, holding one-on-one calls with directors to receive and encourage feedback among the directors, seeking input on and recommending agenda topics, and following up with directors and management on meeting outcomes and deliverables. The Independent Lead Director also leads the discussion on the Board’s refreshment efforts by working regularly with the Company’s third-party search firm to locate skilled and diverse candidates for the Board. Finally, the Independent Lead Director also leads the Board’s oversight of strategy – leading the Board’s annual strategy retreat and working with the Chair and CEO to align the Board’s committee structures and responsibilities with the Company’s long-term strategy, such as consolidating the responsibilities for the oversight of Duke Energy’s generation fleet under the Operations and Nuclear Oversight Committee in 2019, adding the responsibility for the oversight of ESG goals and strategies to the Corporate Governance Committee in 2020, and eliminating and consolidating the responsibilities of the Regulatory Policy Committee in 2021.
A complete list of the responsibilities of our Independent Lead Director is included in our Principles for Corporate Governance, a copy of which is posted on our website at duke-energy.com/our-company/investors/corporate-governance/principles-corp-governance.
Independent Lead Director Succession
Michael Browning has served as our Independent Lead Director since January 2016 and will be retiring per the Company’s retirement policy at the Annual Meeting. In November 2021, the Board announced that Ted Craver would be appointed as Independent Lead Director upon Mr. Browning’s retirement at the Annual Meeting. We thank Mr. Browning for his leadership during his tenure as Independent Lead Director.

Independence of Directors
The Board has determined that none of the directors, other than Ms. Good, has a material relationship with Duke Energy or any of our subsidiaries, and all are, therefore, independent under the listing standards of the NYSE and the rules and regulations of the SEC.
In making the determination regarding each director’s independence, the Board considered all transactions and the materiality of any relationship with Duke Energy and any of our subsidiaries in light of all facts and circumstances.
The Board may determine a director to be independent if it has affirmatively determined that the director has no material relationship with Duke Energy or our subsidiaries, either directly or as a shareholder, director, officer, or employee of an organization that has a relationship with Duke Energy or

20 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

INFORMATION ON THE BOARD OF DIRECTORS
our subsidiaries. Independence determinations are generally made when a director joins the Board and on an annual basis at the time the Board approves director-nominees for inclusion in the proxy statement.
The Board also considers its Standards for Assessing Director Independence, which sets forth certain relationships between Duke Energy and our directors and their immediate family members, or affiliated entities, that the Board, in its judgment, has deemed to be immaterial for purposes of assessing a director’s independence. Duke Energy’s
Standards for Assessing Director Independence are on our website at duke-energy.com/our-company/investors/ corporate-governance/board. In the event a director has a relationship with Duke Energy that is not addressed in the Standards for Assessing Director Independence, the Corporate Governance Committee, which is composed entirely of independent members of the Board, reviews the relationship and makes a recommendation to the nonconflicted, independent members of the Board who determine whether such relationship is material.

Director Attendance

The Board met 10 times during 2021 and has met once so far in 2022. During 2021 Board meetings, our Board held five executive sessions with independent directors only.
Directors are expected to attend at least 75% of Board meetings and the meetings of the committees upon which he or she serves. The overall attendance percentage for our directors was approximately 99% in 2021, and all directors attended more than 75% of the Board meetings and the meetings of the committees upon which he or she served in 2021. Directors are also encouraged to attend the Annual Meeting. All directors who were directors at the time of last year’s Annual Meeting on May 6, 2021, attended the 2021 Annual Meeting.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 21

INFORMATION ON THE BOARD OF DIRECTORS
Board and Committee Assessments
Each year the Board, with the assistance of the Corporate Governance Committee, conducts an assessment of the Board, each of its committees, and the directors. The assessment process is conducted by a third-party advisor, which allows directors to provide anonymous feedback and promotes candidness among the directors. The third-party advisor aggregates and provides analysis of all results, which is then presented to the Board and committees and discussed in executive session.
In addition to the written assessments conducted annually by the third-party advisor, the Independent Lead Director annually takes the opportunity to meet with each of the directors separately to discuss the performance of the Board and to obtain advice on areas of improvement for the Board and the individual directors. Our Board is committed to effective board succession planning and refreshment, including having honest and difficult conversations, as may be deemed necessary, with individual directors.
Management and the Board then incorporate the feedback received in both the written assessments and the discussions throughout the year.
This annual review process and discussion provides continuous improvement in the overall effectiveness of the directors, committees, and Board, and provides an opportunity for directors to express any concerns they may have. This process also allows the Board to identify opportunities for Board succession and skills, as well as more information on topics for the Board to focus on in the following year.
In the Board’s assessments that were reviewed in early 2021, the Board provided feedback on additional topics they would like to receive education on, guidance on additional metrics they would like to see on a regular basis, and feedback on the best practices during the year that they had observed. In direct response to that feedback, the Board hosted outside speakers on several topics, including cybersecurity, and received regular updates and metrics on industry issues.

INFORMATION ON THE BOARD OF DIRECTORS
Board Role in Management Succession
The independent directors of the Board are actively involved in our management succession planning process. Among the Corporate Governance Committee’s responsibilities described in its charter is to oversee continuity and succession planning. At least annually, the Corporate Governance Committee or full Board reviews the CEO succession plan and makes recommendations to the Board for the successor to the CEO. The Corporate Governance Committee also oversees the evaluation of the CEO. In addition, the Corporate Governance Committee reports to the Board any concerns or issues that might indicate that organizational strengths are not sufficient to meet the requirements of long-range goals.

22 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

INFORMATION ON THE BOARD OF DIRECTORS
Board Oversight of Risk
As is true with other large public companies, Duke Energy faces a myriad of risks, including operational, financial, strategic, and reputational risks that affect every segment of our business. The Board is actively involved in the oversight of these risks in several ways. This oversight is conducted primarily through the Finance and Risk Management Committee of the Board but also through the other committees of the Board, as appropriate. The Finance and Risk Management Committee reviews Duke Energy’s enterprise risk program with management, including the Chief Risk Officer, on a regular basis at its committee meetings. The enterprise risk program includes the identification of a broad range of risks that affect Duke Energy, their probabilities and severity, and incorporates a review of our approach to managing and prioritizing those risks based on input from the officers responsible for the management of those risks.
In addition to the oversight of enterprise risk that is conducted through the Finance and Risk Management Committee, each committee of the Board is responsible for the oversight of certain individual areas of risk that pertain to that committee’s area of focus. Each committee regularly receives updates from the business units in that committee’s area of focus to review the risks in those areas. Throughout the year, each committee chair reports to the full Board regarding the committee’s considerations and actions related to the risks within its area of focus.

Risk Management Oversight Structure

BOARD OF DIRECTORS

The Board oversees all operational, financial, strategic, and reputational risks with oversight of specific risks undertaken within the committee structure. Each committee's oversight responsibilities are described below.

AUDIT COMMITTEE

- Financial reporting
- Internal controls, compliance, and legal matters
- Cybersecurity and technology

CORPORATE GOVERNANCE COMMITTEE

- Sustainability and ESG goals and strategies
- Management succession
- Director independence and related person transactions
- Political activities and public policy initiatives

OPERATIONS & NUCLEAR OVERSIGHT COMMITTEE

- Nuclear operations, regulations, and safety
- Operations and environmental, health, and safety matters
- Non-nuclear regulated operations

COMPENSATION & PEOPLE DEVELOPMENT COMMITTEE

- Workforce and compensation practices
- Human capital management initiatives, including diversity, equity, and inclusion, employee engagement, and talent development

FINANCE & RISK MANAGEMENT COMMITTEE

- Process to assess and manage enterprise risk
- Financial risks, including market, liquidity, and credit risks
- Risks related to major projects

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 23

INFORMATION ON THE BOARD OF DIRECTORS
Board Oversight of Key Environmental, Social, and Governance Risks
The Board places an emphasis on its oversight of ESG risks because it understands the importance of those issues to the long-term success and vitality of Duke Energy, our customers, and our communities. Some of the key ESG risks that the Board focuses on are climate and environmental operations, strategies, policies, and regulations; human capital management; safety; diversity, equity, and inclusion; cybersecurity, including our information technology and operational technology systems; political expenditures; and ESG disclosures. The Board continued to focus on these issues in 2021 and so far in 2022.
 Environmental — Climate and other environmental matters
•
The Board reviewed issues related to our climate strategy, opportunities, and risks at every regularly scheduled Board meeting and invited outside speakers to discuss these issues with the Board on several occasions. These topics included discussions of:

•
Emerging technologies, our greenhouse gas emission reduction goals, and our generation fleet transition;

•
Customer needs as it relates to clean energy; and

•
Federal and state policy and regulations.

•
The Compensation and People Development Committee incorporated a qualitative climate goal into the Company’s STI Plan for the first time in 2021, and in 2022, the Compensation and People Development Committee incorporated a quantitative goal into the STI Plan, as further described on page 45 of this proxy statement. These goals further enhance other ESG performance measures in our compensation plans.

•
Also in 2021, the Board approved a settlement in North Carolina, which resolved all coal ash prudence and cost recovery issues in the 2019 Duke Energy Carolinas and Duke Energy Progress rate cases, as well as certain issues in the 2017 rate cases – providing clarity on coal ash recovery issues through early 2030 for these subsidiaries.

 Social — Human capital management and diversity, equity, and inclusion
•
The Board reviewed and discussed human capital management issues, including diversity, equity, and inclusion, and invited an outside speaker to the Board meeting to discuss this topic.

•
The Compensation and People Development Committee discussed and reviewed issues and metrics regarding employee engagement trends, diversity and inclusion metrics and progress on those metrics, and pandemic-related workforce issues.

•
The Corporate Governance Committee regularly discussed charitable contributions and priority areas, including contributions for diversity initiatives in the communities that our utilities serve. Since 2020, the Duke Energy Foundation has donated more than $5 million to promote a diverse energy workforce.

 Governance — Cybersecurity and political expenditures and ESG disclosures oversight
•
The Audit Committee received updates on cybersecurity and reviewed metrics and trends at every regularly scheduled meeting. These reviews were followed with an update to the full Board by the Chair of the Audit Committee. In addition, the Board hosted an outside expert on cybersecurity matters at a regularly scheduled meeting.

•
The Company, including members of the Board, participated in tabletop exercises during the year, including with participants from other companies and governmental agencies.

•
The Audit Committee discussed the Company’s ESG disclosures, processes, and disclosure frameworks.

•
The Corporate Governance Committee regularly reviewed the Company’s political expenditures, as well as the Company’s processes and priorities related to those political expenditures.

•
The Corporate Governance Committee also reviewed the feedback from shareholders regarding the Company’s political expenditures and the alignment of the Company’s lobbying practices with our climate goals. In response to such feedback, the Corporate Governance Committee supported the publication of the Company’s Trade Association Climate Review in spring 2021, as well as the revisions to the Company’s Political Expenditures Policy, as discussed on page 26 of this proxy statement.

24 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

INFORMATION ON THE BOARD OF DIRECTORS
Shareholder Engagement
We conduct extensive governance reviews and investor outreach so that management and the Board understand and consider the issues that matter most to our shareholders and address them effectively. In 2021, we reached out to holders of approximately 36% of Duke Energy’s outstanding common shares, and members of our management and, on occasion, independent members of our Board, including our Independent Lead Director, met with holders of more than one-third of our outstanding shares. We engaged with every shareholder who accepted our offer to meet, as well as every shareholder who requested to meet with us.
During 2021, Duke Energy engaged with shareholders on numerous topics, particularly with regard to environmental, social, and governance matters. Shareholder feedback has been invaluable to us in enhancing our practices, policies, and related disclosures. During 2021, we focused our engagements with shareholders on the following topics:
•
Our climate-related goals and progress on those goals, including details regarding proposed generation mixes in the IRPs filed in North Carolina, South Carolina, and Indiana, in particular, as well as the North Carolina carbon reduction legislation, HB 951;

•
Our shareholder proposals for the 2021 Annual Meeting;

•
Our human capital management and diversity initiatives for our workforce, including how to best manage a just transition for our communities and employees as we transition to cleaner generation sources;

•
Board oversight and composition, including diversity and skills, and Board leadership succession planning;

•
Our executive compensation program and ways we incorporate our climate-related goals into the metrics; and

•
Our lobbying practices and how they are aligned with our corporate climate strategy.

The Corporate Governance Committee reviewed the feedback from these discussions and the feedback helped to inform decisions discussed in this proxy statement, including providing additional detail on our capital expenditures related to our energy transition in our fourth quarter 2021 earnings materials; the adoption of our goals to reach net-zero emissions for Scope 2 and certain Scope 3 emissions, as discussed on page 3 of this proxy statement; and the preparation of a Climate Report in 2022 to update shareholders on our progress toward our climate-related goals and to include additional net-zero analyses. Additional information on our discussions with shareholders regarding executive compensation matters is provided on page 42.

Our Year Round Approach to Shareholder Engagement

SUMMER

The Corporate Governance Committee reviews shareholder votes at our most recent Annual Meeting, as well as the results at other annual meetings across the nation, in order to stay in touch with current governance practices.

FALL

We meet with shareholders to discuss our corporate governance practices and to listen to the concerns and priorities of our shareholders relating to Duke Energy's corporate governance and executive compensation practices.

WINTER

The Corporate Governance Committee reviews the feedback from the fall shareholder meetings and discusses Duke Energy's corporate governance practices in light of those discussions.

SPRING

We meet again with our shareholders to discuss the matters being voted on at the upcoming Annual Meeting and the Corporate Governance Committee reviews the feedback from the spring shareholder meetings.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 25

INFORMATION ON THE BOARD OF DIRECTORS
Board Response to the Shareholder Proposal Regarding Political Expenditures Disclosures
In addition to the matters discussed on the previous page, during 2021 the Corporate Governance Committee particularly focused on feedback from shareholders on our political expenditures disclosures that we received prior to our Annual Meeting, as well as through the majority supported shareholder proposal on the same topic. In 2021, we published our first Trade Association Climate Review, directly as a result of shareholder feedback. The Trade Association Climate Review discusses the alignment of the Company’s climate position with that of the trade associations that we included in our Corporate Political Expenditures Reports. In addition, after considerable diligence and discussions with shareholders, the Company updated the Political Expenditures Policy in November 2021 to provide additional disclosures requested in the 2021 proposal, beginning with the Corporate Political Expenditures Report for the first half of 2022, as detailed in the Political Expenditures Policy on our website at duke-energy.com/our-company/investors/corporate-governance/political-expenditures-policy.
Board of Directors Committees
The Board has five standing committees described below. Each committee operates under a written charter adopted by the Board. The charters are posted on our website at duke-energy.com/our-company/investors/corporate-governance/board-committee-charters. Each committee has primary responsibility for the oversight of the issues discussed below. After each committee meeting, the chair of each committee provides a thorough update to the full Board of each of the items reviewed, discussed, or approved at the committee meeting. See page 24 of this proxy statement for more detail regarding committee oversight of certain key ESG risks throughout 2021.
BOARD COMMITTEE MEMBERSHIP ROSTER(1)
Name	Audit	Compensation and People Development	Corporate Governance	Finance and Risk Management	Operations and Nuclear Oversight
Derrick Burks	✓			✓
Michael G. Browning(2)		✓	C
Annette K. Clayton	✓				✓
Theodore F. Craver, Jr.	C			✓
Robert M. Davis			✓	C
Caroline Dorsa	✓	✓
W. Roy Dunbar		✓			✓
Nicholas C. Fanandakis	✓			✓
Lynn J. Good
John T. Herron				✓	C
Idalene F. Kesner			✓		✓
E. Marie McKee		C	✓
Michael J. Pacilio				✓	✓
Thomas E. Skains		✓	✓
William E. Webster, Jr.			✓		✓

(C)
Committee Chair

(1)
As of March 21, 2022

(2)
Retiring at the Annual Meeting

26 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

INFORMATION ON THE BOARD OF DIRECTORS
Audit Committee
Meetings in 2021: 7
Theodore F. Craver, Jr. Chair	Committee Members Theodore F. Craver, Jr., Chair* Derrick Burks* Annette K. Clayton* Caroline Dorsa* Nicholas C. Fanandakis* * Designated as an Audit Committee Financial Expert by the Board

•
The Audit Committee considers risks and matters related to financial reporting, internal controls, compliance, legal, and cybersecurity and technology.

•
As part of its responsibilities, the Audit Committee selects and retains an independent registered public accounting firm to conduct audits of the accounts of Duke Energy and our subsidiaries. Throughout 2021, it reviewed with the independent registered public accounting firm the scope and results of their audits, as well as the accounting procedures, internal controls, and accounting and financial reporting policies and practices of Duke Energy and our subsidiaries, and made reports and recommendations to the Board, as appropriate.

•
The Audit Committee is responsible for approving all audit and permissible non-audit services provided to Duke Energy by our independent registered public accounting firm. Pursuant to this responsibility, the Audit Committee adopted the policy on Engaging the Independent Auditor for Services, which provides that the Audit Committee will establish detailed services and related fee levels that may be provided by the independent registered public accounting firm. See page 39 of this proxy statement for additional information on the Audit Committee’s preapproval policy.

•
The Audit Committee also receives, reviews, and acts on complaints and concerns regarding material accounting, internal controls, and auditing matters, including complaints regarding material misconduct on the part of our executive officers that could lead to significant reputational damage to the Company. Information regarding how to report concerns to the Audit Committee is posted on our website at duke-energy.com/our-company/investors/corporate-governance/report-concerns-to-the-audit-committee.

•
The Audit Committee has primary responsibility for the oversight of cybersecurity and technology. As part of this, the Audit Committee receives updates on cybersecurity and grid security issues, compliance with regulations, employee training, and drills at every regularly scheduled Audit Committee meeting. In 2021, the Audit Committee received four updates on cybersecurity. It also receives periodic updates on our digital transformation and the operation of, and enhancements to, our financial systems and business and operational technical systems that affect customer experience.

•
The Board has determined that each of the members are “Audit Committee Financial Experts” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K. See pages 12, 13, 14, and 15 for a description of the business experience for Mr. Burks, Ms. Clayton, Mr. Craver, Ms. Dorsa, and Mr. Fanandakis, all of whom are nominated for election at the Annual Meeting. The Audit Committee has also determined that Ms. Dorsa’s service on the audit committees of more than three public companies will not impair her ability to effectively serve on the Audit Committee.

•
Each of the members has also been determined to be “independent” within the meaning of the NYSE’s listing standards, Rule 10A-3 of the Exchange Act and Duke Energy’s Standards for Assessing Director Independence. In addition, each of the members meets the financial literacy requirements for audit committee membership under the NYSE’s rules and the rules and regulations of the SEC.

•
See pages 24 and 40 for more information on the work of the Audit Committee in 2021.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 27

INFORMATION ON THE BOARD OF DIRECTORS
Compensation and People Development Committee
Meetings in 2021: 5
E. Marie McKee Chair	Committee Members E. Marie McKee, Chair Michael G. Browning Caroline Dorsa W. Roy Dunbar Thomas E. Skains

•
The Compensation and People Development Committee establishes and reviews our overall compensation philosophy, confirms that our policies and philosophy do not encourage excessive or inappropriate risk-taking by our employees, reviews and approves the salaries and other compensation of certain employees, including all executive officers of Duke Energy, reviews and approves compensatory agreements with executive officers, approves certain equity grants and delegates authority to approve others, and reviews the effectiveness of, and approves changes to, compensation programs. It also makes recommendations to the Board on compensation for independent directors.

•
Management’s role in the compensation-setting process is to recommend compensation programs and assemble information as required by the committee. When establishing the compensation program for our NEOs, the committee considers input and recommendations from management, including Ms. Good, who attends the Compensation and People Development Committee meetings.

•
The Compensation and People Development Committee has engaged FW Cook as its independent compensation consultant. The compensation consultant generally attends each committee meeting and provides advice to the committee at the meetings, including providing, reviewing, and commenting on market compensation data used to establish the compensation of the executive officers and directors. The consultant has been instructed that it shall provide completely independent advice to the Compensation and People Development Committee and is not permitted to provide any services to Duke Energy other than at the direction of the Compensation and People Development Committee.

•
As part of its responsibilities, the Compensation and People Development Committee also oversees human capital management initiatives, including with respect to diversity, equity, and inclusion, employee engagement, and talent development.

•
Each of the members of the Compensation and People Development Committee has been determined to be “independent” within the meaning of the NYSE’s listing standards, Rule 10C-1(b) of the Exchange Act, and Duke Energy’s Standards for Assessing Director Independence.

•
Compensation and People Development Committee Interlocks and Insider Participation. During 2021, Ms. McKee, Mr. Browning, Ms. Dorsa, Mr. Dunbar, and Mr. Skains served as members of the Compensation and People Development Committee. None of the Compensation and People Development Committee members were officers or employees of Duke Energy, a former officer of Duke Energy, or had any business relationships requiring review and disclosure under our Related Person Transactions Policy.

•
See pages 24, 35, and 41 through 72 of this proxy statement for more information on the work of the Compensation and People Development Committee in 2021.

28 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

INFORMATION ON THE BOARD OF DIRECTORS
Corporate Governance Committee
Meetings in 2021: 7
Michael G. Browning Chair	Committee Members Michael G. Browning, Chair Robert M. Davis Idalene F. Kesner E. Marie McKee Thomas E. Skains William E. Webster, Jr.

•
The Corporate Governance Committee considers risks and matters related to corporate governance and our policies and practices with respect to environmental, social and governance strategies and goals, including political activities, community affairs, sustainability, and reviewing and understanding proposals by shareholders.

•
The Corporate Governance Committee recommends the size and composition of the Board and its committees and recommends potential CEO successors to the Board.

•
The Corporate Governance Committee also recommends to the Board the slate of nominees, including any nominees recommended by shareholders, for director at each year’s Annual Meeting and when vacancies occur or in anticipation of other vacancies and needs of the Board, the names of individuals who would make suitable directors of Duke Energy. This committee may engage an external search firm or a third party to assist in identifying or evaluating a potential nominee.

•
The Corporate Governance Committee performs an annual evaluation of the performance of the CEO with input from the full Board. The Corporate Governance Committee assists the Board in its annual determination of director independence and review of any related person transactions, as well as the Board’s annual assessment of the Board and each of its committees.

•
Each of the members of the Corporate Governance Committee has been determined to be “independent” within the meaning of the NYSE’s listing standards and Duke Energy’s Standards for Assessing Director Independence.

•
See pages 24, 26, and 31 through 34 of this proxy statement for more information on the work of the Corporate Governance Committee in 2021.

Finance and Risk Management Committee
Meetings in 2021: 5
Robert M. Davis Chair	Committee Members Robert M. Davis, Chair Derrick Burks Theodore F. Craver, Jr. Nicholas C. Fanandakis John T. Herron Michael J. Pacilio

•
The Finance and Risk Management Committee is primarily responsible for the oversight of financial risk and enterprise risk at Duke Energy. This oversight function includes reviews of our long-term and short-term financial objectives, evaluating financing requirements, and making recommendations to the Board regarding dividends, financing plans, and fiscal policies.

•
The Finance and Risk Management Committee reviews the financial exposure of Duke Energy, as well as mitigation strategies, reviews Duke Energy’s enterprise risk exposures, and provides oversight for the process to assess and manage enterprise risk.

•
The Finance and Risk Committee also reviews the financial impacts of major projects and capital expenditures, as well as the financial and risk implications of any significant transaction requiring Board approval.

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INFORMATION ON THE BOARD OF DIRECTORS
Operations and Nuclear Oversight Committee
Meetings in 2021: 5
John T. Herron Chair	Committee Members John T. Herron, Chair Annette K. Clayton W. Roy Dunbar Idalene F. Kesner Michael J. Pacilio William E. Webster, Jr.

•
The Operations and Nuclear Oversight Committee provides oversight of the nuclear safety, operational and financial performance, as well as operational risks, long-term plans, and strategies of Duke Energy’s nuclear power program. The oversight role is one of review, observation, and comment, and in no way alters management’s authority, responsibility, or accountability.

•
The Operations and Nuclear Oversight Committee is also responsible for the oversight of Duke Energy’s environmental, health, and safety goals and policies, including ash management, and the operational performance of Duke Energy’s utilities with regard to energy supply, delivery, fuel procurement, and transportation.

•
The Operations and Nuclear Oversight Committee visits each of Duke Energy’s operating nuclear power stations periodically and reviews each station’s nuclear safety, operational, and financial performance.

•
The Operations and Nuclear Oversight Committee also reviews the operational and safety performance of our generation assets at every regularly scheduled meeting.

30 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

REPORT OF THE CORPORATE GOVERNANCE COMMITTEE
The following is the report of the Corporate Governance Committee with respect to its philosophy, responsibilities, and initiatives. The Corporate Governance Committee’s charter is available on our website at duke-energy.com/our-company/investors/corporate-governance/board-committee-charters/corporate-governance and is summarized below. Additional information about the Corporate Governance Committee and its members is detailed on page 29 of this proxy statement.
Philosophy and Responsibilities
We believe that sound corporate governance has three components:
•
Board independence;

•
processes and practices that foster sound decision-making by both management and the Board; and

•
balancing the interests of all of our stakeholders – our investors, customers, employees, the communities we serve, and the environment.

Membership. The committee must be comprised of three or more members, all of whom must qualify as independent directors under the listing standards of the NYSE and other applicable rules and regulations.
Responsibilities. The committee’s responsibilities include, among other things:
•
implementing policies regarding corporate governance matters;

•
assessing the Board’s membership needs and recommending nominees;

•
recommending to the Board those directors to be selected for membership on, or removal from, the various Board committees and those directors to be designated as chairs of Board committees;
•
sponsoring and overseeing annual performance evaluations for the Board and its various committees, as well as the CEO;

•
overseeing Duke Energy’s political expenditures and activities pursuant to the Political Expenditures Policy;

•
reviewing our charitable contributions and community service policies and practices;

•
reviewing Duke Energy’s policies, programs, and practices with regard to sustainability;

•
reviewing Duke Energy’s ESG strategies and goals and any trends that may affect the Company; and

•
reviewing Duke Energy’s engagements with shareholders.

The committee may also conduct or authorize investigations into or studies of matters within the scope of the committee’s duties and responsibilities, and may retain, at Duke Energy’s expense, and in the committee’s sole discretion, consultants to assist in such work as the committee deems necessary.

Governance Policies
All of the Board committee charters, as well as our Principles for Corporate Governance, Code of Business Ethics for Employees, and Code of Business Conduct & Ethics for Directors, are available on our website at duke-energy.com/our-company/investors/corporate-governance.
Any amendments to or waivers from our Code of Business Ethics for Employees with respect to executive officers or
Code of Business Conduct & Ethics for Directors must be approved by the Board and posted on our website.
In addition, information regarding how to report actual or suspected violations of our Code of Business Ethics, either through our anonymous EthicsLine or otherwise, is provided on the Ethics section of our website at duke-energy.com/our-company/about-us/ethics.

Board Composition
Board Refreshment
The Board annually reviews its composition, skills, and needs in the context of Duke Energy’s overall strategy. As part of the Board’s overall refreshment, the Board has adopted a retirement and tenure policy within our Principles for Corporate Governance, which includes a range for the Board to consider when determining when retirement is appropriate.
Pursuant to this policy, the Board may determine, based on the best interest of Duke Energy and our shareholders at the time, not to nominate a director once the director has reached the age of 70 or 15 years of service on the Board though it is not obligated to do so. However, the Board will not nominate a director for election at the Annual Meeting in the calendar year following the year of his or her 75th birthday without a waiver of this policy from the Board.
Director Qualifications and Diversity. The Board recognizes that a diverse Board, management, and workforce is key to Duke Energy’s success and believes that diversity of background, skillsets, experience, thought, ethnicity, race, gender, age, and nationality, are important considerations in

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 31

REPORT OF THE CORPORATE GOVERNANCE COMMITTEE
selecting candidates. This commitment to diversity is evidenced in the backgrounds, skills, and qualifications of the directors who have been nominated, as well as the diversity of Duke Energy’s executives and workforce, starting with our Chair, President and CEO, Lynn Good, who was selected by the Board to lead Duke Energy in 2013, and the diverse senior management team that reports to her.
The Board strives to have diverse members representing a range of experiences and qualifications in areas that are relevant to Duke Energy’s business and strategy. As part of the search process, the committee looks for the most qualified candidates, including women and minorities, with the following characteristics:
•
fundamental qualities, such as high standards of ethics, integrity, and fairness;

•
a genuine interest in Duke Energy and a recognition that, as a member of the Board, one is accountable to the shareholders of Duke Energy, not to any particular interest group;

•
a broad business background or understanding of business and financial affairs of a large, complex organization;

•
diversity, including racial and ethnic diversity, gender, experiences, skills, and qualifications;

•
executive management experience at a highly complex organization, such as a corporation, university, or major unit of government, or a professional who regularly advises such organizations;

•
no conflict of interest or legal impediment to the duty of loyalty owed to Duke Energy and our shareholders;

•
willingness to commit sufficient time;

•
compatibility and ability to work well with other directors and executives in a team effort with a view to a long-term relationship with Duke Energy as a director;

•
independent opinions and willingness to state them in a constructive manner; and

•
willingness to become a shareholder of Duke Energy (within a reasonable time of election to the Board).

Director Candidate Recommendations. The committee may engage a third party from time to time to assist in identifying and evaluating director-nominee candidates, in addition to current members of the Board standing for re-election. The committee will provide the third party, based on the profile described above, the characteristics, skills, and experiences that may complement those of our existing members. The third party will then provide recommendations for nominees with such attributes. The committee considers nominees recommended by shareholders on a similar basis, taking into account, among other things, the profile criteria described above and the nominee’s experiences and skills. In addition, the committee considers the shareholder-nominee’s independence with respect to both Duke Energy and the recommending shareholder. All of the nominees on the proxy card were recommended by the committee.
Shareholders interested in submitting nominees as candidates for election as directors must provide timely written notice to the Corporate Governance Committee,
c/o Kodwo Ghartey-Tagoe, Executive Vice President, Chief Legal Officer and Corporate Secretary, Duke Energy Corporation, EC03X, P.O. Box 1414, Charlotte, NC 28201-1414 or by email to our Corporate Secretary at InvestDUK@duke-energy.com. The written notice must set forth, as to each person whom the shareholder proposes to nominate for election as director:
•
the name and address of the recommending shareholder(s), and the class and number of shares of common stock of Duke Energy that are beneficially owned by the recommending shareholder(s);

•
a representation that the recommending shareholder(s) is a holder of record of common stock of Duke Energy entitled to vote at the Annual Meeting and intends to attend the Annual Meeting remotely or by proxy to nominate the person(s) specified in the written notice;

•
the name, age, business address, principal occupation, and employment of the recommended nominee;

•
any information relevant to a determination of whether the recommended nominee meets the criteria for Board membership established by the Board and/or the Corporate Governance Committee;

•
any information regarding the recommended nominee relevant to a determination of whether the recommended nominee would be considered independent under the applicable NYSE rules and SEC rules and regulations;

•
a description of any business or personal relationship between the recommended nominee and the recommending shareholder(s), including all arrangements or understandings between the recommended nominee and the recommending shareholder(s) and any other person(s) (naming such person(s)) pursuant to which the nomination is to be made by the recommending shareholder(s);

•
a statement, signed by the recommended nominee, (i) verifying the accuracy of the biographical and other information about the nominee that is submitted with the recommendation; (ii) affirming the recommended nominee’s willingness to be a director; and (iii) consenting to serve as a director if so elected;

•
if the recommending shareholder(s) has beneficially owned more than 5% of Duke Energy’s common stock for at least one year as of the date the recommendation is made, evidence of such beneficial ownership as specified in the rules and regulations of the SEC;

•
if the recommending shareholder(s) intends to solicit proxies in support of such recommended nominee, a representation to that effect; and

•
all other information relating to the recommended nominee that is required to be disclosed in solicitations for proxies in an election of directors pursuant to Regulation 14A under the Exchange Act, including, without limitation, information regarding: (i) the recommended nominee’s business experience; (ii) the class and number of shares of capital stock of Duke Energy, if any, that are beneficially owned by the recommended nominee; and (iii) material relationships or transactions, if any, between the recommended nominee and Duke Energy’s management.

32 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

REPORT OF THE CORPORATE GOVERNANCE COMMITTEE
Director Candidate Nominations through Proxy Access. In order to nominate a director pursuant to our proxy access provision for the 2023 Annual Meeting, shareholders who meet the eligibility and other requirements set forth in Section 3.04 of the Company’s By-Laws must send a written notice to the Corporate Governance Committee, c/o Kodwo Ghartey-Tagoe, Executive Vice President, Chief Legal Officer and Corporate Secretary, Duke Energy Corporation, Duke Energy Corporation, EC03X, P.O. Box 1414, Charlotte, NC 28201-1414 or by email to our Corporate Secretary at InvestDUK@duke-energy.com. The written notice must be provided no earlier than October 22, 2022, and no later than November 21, 2022, and must provide the information set forth above, as well as the other detailed requirements set forth in Section 3.04 of the Company’s By-Laws, which can be located on our website at duke-energy.com/our-company/investors/corporate-governance.
Director Onboarding. Over half of our Board members have joined the Board in the last five years. In order to help those new directors quickly transition into their roles on the Board, the director onboarding process has become increasingly important. Immediately following their appointment, each new director meets individually with the senior executives responsible for the Company’s major lines of business and operations so that new directors may better understand the issues involved in all aspects of Duke Energy’s business. In addition to discussing Duke Energy’s businesses and operations, the new directors learn about our corporate governance practices and policies; the financial and technical aspects of our electric utility, natural gas, and commercial renewables businesses; the enterprise’s significant risks; our long-term strategy; and Duke Energy’s long-standing mission to provide clean, reliable, and affordable energy for our customers.
Finally, new members to our Audit and Compensation and People Development Committees typically have a separate orientation to learn more about each committee’s responsibilities, policies, and practices, and the matters that regularly come before the committee.

New Directors Since the 2021 Annual Meeting
Following the 2021 Annual Meeting, the Corporate Governance Committee sought to recruit additional Board members. The committee worked extensively in 2021 on identifying candidates whose qualifications align with the desired qualifications discussed earlier and the needs of the Board considering the priorities and issues facing Duke Energy, our long-term strategy, and our board refreshment goals. As a result, after working with an independent search firm, the committee identified a number of candidates with the desired experience, diversity, skills, and other qualifications, to make for a well-balanced Board. In November 2021, the Board appointed Idalene Kesner to the
Board, and in March 2022, the Board appointed Derrick Burks. Dr. Kesner’s expertise in corporate strategy and governance and Mr. Burks’ financial expertise and knowledge of the utility and energy industry as a result of his time as an independent auditor working in those areas, are helpful to the Board as it guides the Company through the successful execution of our business strategy. Both Dr. Kesner and Mr. Burks also bring knowledge to the Board of our Indiana service territory. For more information on the backgrounds and skills of Dr. Kesner and Mr. Burks, see pages 17 and 12 of this proxy statement.

Communications and Engagements with Directors
Interested parties can communicate with any of our directors by sending an email to our Corporate Secretary at InvestDUK@duke-energy.com or by writing to our Corporate Secretary at the following address:
Corporate Secretary
Kodwo Ghartey-Tagoe
Executive Vice President, Chief Legal Officer and Corporate
   Secretary
Duke Energy Corporation
EC03X
P.O. Box 1414
Charlotte, NC 28201-1414
Interested parties can communicate with our Independent Lead Director by sending an email to InvestDUK@duke-energy.com or by writing to the following address:
Independent Lead Director
c/o Kodwo Ghartey-Tagoe
Executive Vice President, Chief Legal Officer and Corporate
   Secretary
Duke Energy Corporation
EC03X
P.O. Box 1414
Charlotte, NC 28201-1414
Our Corporate Secretary will distribute communications to the Board, or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board has requested that certain items that are unrelated to the duties and responsibilities of the Board be excluded, such as spam, junk mail and mass mailings, service complaints, resumes, and other forms of job inquiries, surveys, and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, obscene or similarly unsuitable

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 33

REPORT OF THE CORPORATE GOVERNANCE COMMITTEE
will be excluded. However, any communication that is so excluded remains available to any director upon request.
Corporate Governance Committee
Michael G. Browning, Chair
Robert M. Davis
Idalene F. Kesner
E. Marie McKee
Thomas E. Skains
William E. Webster, Jr.

34 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

DIRECTOR COMPENSATION
Our director compensation program is designed to attract and retain highly qualified directors and align their interests with those of our shareholders. We compensate directors who are not employed by Duke Energy with a combination of cash and equity awards, along with certain other benefits as described below. Ms. Good receives no compensation for her service on the Board.
The Compensation and People Development Committee annually reviews the director compensation program and recommends proposed changes for approval by the Board. As part of this review, they consider the significant amount of time expended, and the skill level required, by each director not employed by Duke Energy in fulfilling his or her duties on the Board, each director’s role and involvement on the Board and its committees, and the market compensation practices and levels of our peer companies.
During its annual review of the director compensation program in 2021, the Compensation and People Development Committee considered an analysis prepared by its independent consultant, FW Cook, which summarized director compensation trends for independent directors and pay levels at the same peer companies used to evaluate the compensation of our NEOs. Following this review, and after considering the advice of FW Cook about market practices and pay levels, the Compensation and People Development Committee did not recommend any changes to our director compensation program.
For 2021, our director compensation program consisted of the following:
Annual Board Stock Retainer for 2021. In 2021, each eligible director received the portion of his or her annual retainer that was payable in stock in the form of fully vested shares. The stock retainer was granted under the Duke Energy Corporation 2015 Long-Term Incentive Plan that was approved by our shareholders and contains an annual limit on equity awards of $400,000 to any director not employed by Duke Energy.
Deferral Plan. Directors may elect to receive all or a portion of their annual cash compensation on a current basis or defer such compensation under the Directors’ Savings Plan. Deferred amounts are credited to an unfunded account, the balance of which is adjusted for the performance of phantom investment options, including the Duke Energy common stock fund, as elected by the director, and generally are paid when the director terminates his or her service from the Board.
Charitable Giving Program. The Duke Energy Foundation, independent of Duke Energy, maintains the Duke Energy Foundation Matching Gifts Program under which directors and employees generally are eligible to request matching contributions of up to $2,500 per director or employee per calendar year to qualifying institutions. In addition, a donation of $2,500 was made to a designated charity on behalf of each of the independent directors who concluded their service on the Board of Directors during 2021, and a donation of $1,000 was made to the American Association of Blacks in Energy in December 2021 on behalf of each of the directors not employed by Duke Energy who was actively serving at that time.
Expense Reimbursement and Insurance. Duke Energy provides travel insurance to directors and reimburses directors for expenses reasonably incurred in connection with attendance and participation at Board and committee meetings and special functions.
Stock Ownership Guidelines. Directors are subject to stock ownership guidelines, which establish a minimum level of ownership of Duke Energy common stock (or common stock equivalents). Currently, each director not employed by Duke Energy is required to own shares with a value equal to at least five times the annual Board cash retainer (i.e., an ownership level of $625,000) or retain 50% of his or her vested annual equity retainer. All directors were in compliance with the guidelines as of December 31, 2021.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 35

DIRECTOR COMPENSATION
The following table describes the compensation earned during 2021 by each individual, other than Ms. Good, who served as a director during 2021.
Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Michael G. Browning	205,000	160,000	4,681	369,681
Annette K. Clayton	125,000	160,000	2,638	287,638
Theodore F. Craver, Jr.	160,000	160,000	3,774	323,774
Robert M. Davis	144,766	160,000	3,774	308,540
Daniel R. DiMicco (1)	43,613	0	2,827	46,440
Caroline D. Dorsa (1)	81,387	160,000	1,179	242,566
W. Roy Dunbar (1)	81,387	160,000	3,679	245,066
Nicholas C. Fanandakis	135,000	160,000	1,274	296,274
John T. Herron	145,000	160,000	3,774	308,774
William E. Kennard (1)	58,847	0	5,255	64,102
Idalene F. Kesner (1)	15,965	75,165	3,535	94,665
E. Marie McKee	145,000	160,000	3,774	308,774
Michael J. Pacilio (1)	81,387	160,000	3,679	245,066
Marya M. Rose (1)	43,613	0	2,755	46,368
Thomas E. Skains	140,234	160,000	3,774	304,008
William E. Webster, Jr.	125,000	160,000	3,774	288,774

(1)
Effective May 6, 2021, Mr. DiMicco retired from the Board and Ms. Dorsa, Mr. Dunbar, and Mr. Pacilio were elected to the Board. Also, effective May 6, 2021, Mr. Kennard’s and Ms. Rose’s service on the Board concluded after they chose not to sit for nomination at the 2021 Annual Meeting due to increased external business and personal commitments. Dr. Kesner was appointed to the Board on November 15, 2021.

(2)
Mr. Browning, Ms. Clayton, Dr. Kesner, Mr. Pacilio, and Mr. Webster elected to defer $205,000; $125,000; $6,114; $71,428; and $125,000; respectively, of their 2021 cash compensation under the Directors’ Savings Plan.

(3)
This column reflects the grant date fair value of the stock awards granted to each eligible director during 2021. The grant date fair value was determined in accordance with the accounting guidance for stock-based compensation. See Note 21 of the Consolidated Financial Statements contained in our 2021 Form 10-K for an explanation of the assumptions made in valuing these awards. In May 2021, each sitting director on the Board received an annual stock retainer in the form of 1,591 shares of Duke Energy common stock. Mr. Browning, Ms. Clayton, Mr. Skains, and Mr. Webster elected to defer their 2021 – 2022 stock retainer of Duke Energy shares under the Directors’ Savings Plan. In addition, Dr. Kesner received a prorated portion of the 2021 – 2022 annual stock retainer in the form of 747 shares of Duke Energy common stock, upon joining the Board in November 2021.

(4)
The All Other Compensation column includes the following for 2021:

Name	Business Travel Accident Insurance ($)	Charitable Contributions ($)	Other* ($)	Total ($)
Michael G. Browning	274	3,500	907	4,681
Annette K. Clayton	274	2,364	0	2,638
Theodore F. Craver, Jr.	274	3,500	0	3,774
Robert M. Davis	274	3,500	0	3,774
Daniel R. DiMicco	96	2,500	231	2,827
Caroline D. Dorsa	179	1,000	0	1,179
W. Roy Dunbar	179	3,500	0	3,679
Nicholas C. Fanandakis	274	1,000	0	1,274
John T. Herron	274	3,500	0	3,774
William E. Kennard	96	5,000	159	5,255
Idalene F. Kesner	35	3,500	0	3,535
E. Marie McKee	274	3,500	0	3,774
Michael J. Pacilio	179	3,500	0	3,679
Marya M. Rose	96	2,500	159	2,755
Thomas E. Skains	274	3,500	0	3,774
William E. Webster, Jr.	274	3,500	0	3,774

*
Includes the cost of gifts for directors whose service on the Board concluded during 2021, as well as for the personal use of the corporate aircraft.

36 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table indicates the amount of Duke Energy common stock beneficially owned by the directors and executive officers listed in the Summary Compensation Table under Executive Compensation (referred to as the NEOs), and all directors and executive officers as a group as of March 7, 2022. There were 769,899,467 shares of Duke Energy common stock outstanding as of March 7, 2022.
Name or Identity of Group	Total Shares Beneficially Owned(1)	Percent of Class
Michael G. Browning	102,837	*
Derrick Burks	29	*
Annette K. Clayton	10,691	*
Theodore F. Craver, Jr.	9,943	*
Robert M. Davis	8,331	*
Caroline Dorsa	4,441	*
W. Roy Dunbar	1,591	*
Nicholas C. Fanandakis	5,280	*
Kodwo Ghartey-Tagoe	12,053
Lynn J. Good	356,343	*
John T. Herron	24,681	*
Dhiaa M. Jamil	40,648	*
Julia S. Janson	38,064	*
Idalene F. Kesner	1,006	*
E. Marie McKee	169	*
Michael J. Pacilio	1,636	*
Thomas E. Skains	25,833	*
William E. Webster, Jr.	4,240	*
Steven K. Young	107,273	*
Directors and executive officers as a group (26)	798,615	*

*
Represents less than 1%.

(1)
Includes the following number of shares with respect to which directors and executive officers have the right to acquire beneficial ownership within 60 days of March 7, 2022: Mr. Browning – 34,678; Mr. Burks – 29; Ms. Clayton – 5,776; Mr. Craver – 622; Mr. Davis – 2,351; Ms. Dorsa – 0; Mr. Dunbar – 0; Mr. Fanandakis – 2,140; Mr. Ghartey-Tagoe – 0; Ms. Good – 0; Mr. Herron – 0; Mr. Jamil – 0; Ms. Janson – 0; Dr. Kesner – 0; Ms. McKee – 169; Mr. Pacilio – 0; Mr. Skains – 1,637; Mr. Webster – 3,180; and Mr. Young – 0; and all directors and executive officers as a group – 51,408.

Supplemental Table – Including Ownership of Units Representing Common Stock
The table below shows ownership of both Duke Energy common stock (listed in the table above as defined by SEC regulations), as well as units (not listed in the table above) related to Duke Energy common stock under the Directors’ Savings Plan or the Executive Savings Plan, as applicable, which units do not represent an equity interest in Duke Energy, but are equal in economic value to one share of Duke Energy common stock.
Name or Identity of Group	Number of Units
Michael G. Browning	138,092
Derrick Burks	286
Annette K. Clayton	10,691
Theodore F. Craver, Jr.	13,670
Robert M. Davis	8,331
Caroline Dorsa	4,441
W. Roy Dunbar	1,591
Nicholas C. Fanandakis	5,280
Kodwo Ghartey-Tagoe	13,242
Lynn J. Good	356,430
John T. Herron	24,681
Dhiaa M. Jamil	42,862
Julia S. Janson	38,311
Idalene F. Kesner	1,006
E. Marie McKee	69,539
Michael J. Pacilio	1,636
Thomas E. Skains	25,833
William E. Webster, Jr.	11,554
Steven K. Young	107,859
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 37

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table lists the beneficial owners of 5% or more of Duke Energy’s outstanding shares of common stock as of December 31, 2021. This information is based on the most recently available reports filed with the SEC.
Name or Identity of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	66,738,560	8.68%
BlackRock Inc.(2) 40 East 52nd Street New York, NY 10022	53,412,420	6.90%
State Street Corporation(3) State Street Financial Center One Lincoln Street Boston, MA 02111	39,416,653	5.13%

(1)
According to the Schedule 13G/A filed by The Vanguard Group, these shares are beneficially owned by The Vanguard Group, which is the parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) to various investment companies, and has no shares with sole voting power, 1,507,591 shares with shared voting power, sole dispositive power with regard to 63,340,117 shares, and 3,398,443 shares with shared dispositive power.

(2)
According to the Schedule 13G/A filed by BlackRock Inc., these shares are beneficially owned by BlackRock Inc., which is the parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) to various investment companies, and has sole voting power with respect to 45,132,511 shares, no shares with shared voting power, sole dispositive power with regard to 53,412,420 shares, and no shares with shared dispositive power.

(3)
According to the Schedule 13G filed by State Street Corporation, these shares are beneficially owned by State Street Corporation, which is the parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) to various investment companies, and has no shares with sole voting power, 35,051,076 shares with shared voting power, no shares with sole dispositive power, and 39,365,840 shares with shared dispositive power.

Prohibition on Hedging and Pledging
Under our Securities Trading Policy, our directors, officers, employees, and their “related persons” may not engage in any hedging or monetization transactions with respect to Duke Energy securities, including by trading in put or call options, warrants, swaps, forwards and other derivatives or similar instruments on our securities, or by selling Duke Energy securities “short.” In addition, our directors, officers, employees, and their related persons are prohibited from holding Duke Energy securities in a margin account or otherwise pledging our securities in any way, including as collateral for a loan. For purposes of this policy, a “related person” of any director or employee includes the spouse, minor children, or anyone else living in the director’s or employee’s household, partnerships in which the director or employee is a general partner, trusts of which the director or employee is a trustee, estates of which the director or employee is an executor, and any other legal entities controlled by the director or employee.
38 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 2:
RATIFICATION OF DELOITTE & TOUCHE LLP AS DUKE ENERGY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022

The Audit Committee is directly responsible for the appointment and compensation, including the preapproval of audit fees as described below, and the retention and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting. The Audit Committee annually performs an assessment of Deloitte’s independence and performance in deciding whether to retain Deloitte or engage a different independent auditor. Based on this evaluation, the Audit Committee has selected Deloitte as Duke Energy’s independent registered public accounting firm for 2022. This appointment is being submitted to shareholders for its ratification as the Audit Committee and the Board believes that the continued retention of Deloitte as our independent registered public accounting firm is in the best interests of Duke Energy and our shareholders.

Independence
Deloitte (or one of its predecessor companies) has served as our independent registered public accounting firm since 1947. Deloitte’s level of service, industry experience, and years of experience with Duke Energy have allowed them to gain expertise regarding Duke Energy’s operations, accounting policies and practices, and internal controls over financial reporting. It also prevents the significant time commitment that educating a new auditor would entail, which could also result in a distraction in focus for Duke Energy management and enables a more efficient fee structure.
To safeguard the continued independence of the independent registered public accounting firm, the Audit Committee adopted a policy that provides that the independent registered public accounting firm is only permitted to provide services to Duke Energy and our subsidiaries that have been preapproved by the Audit Committee. Pursuant to the policy, detailed audit services, audit-related services, tax services, and certain other services have been specifically preapproved up to certain categorical fee limits. Proposed services exceeding cost of preapproved limits must be approved by the Audit Committee before the independent registered public accounting firm is engaged for such service. All other services that are not prohibited pursuant to the SEC’s or other applicable regulatory bodies’ rules or regulations must be specifically approved by the Audit Committee before the independent registered public accounting firm is engaged for such service. All services performed in 2021 and 2020 by the independent registered public accounting firm were approved by the Duke Energy Audit Committee pursuant to its policy on Engaging the Independent Auditor for Services. Information on Deloitte’s fees for services rendered in 2021 and 2020 are listed below.
In addition to the annual review of Deloitte’s independence and in association with the mandatory rotation of Deloitte’s lead engagement partner every five years, the Audit Committee oversees the selection of Deloitte’s new lead engagement partner, including discussing candidate qualifications and interviewing potential candidates put forth by Deloitte. Deloitte’s lead engagement partner was last approved by the Audit Committee in 2018 to begin in the 2019 audit year.
Representatives of Deloitte are expected to participate in the Annual Meeting and will be available to respond to appropriate questions that are submitted in advance of or at the Annual Meeting.
The approval of a majority of shares represented in person or by proxy at the Annual Meeting is required to approve this proposal.

Audit Fees
Type of Fees	2021	2020
Audit Fees(1)	$13,160,000	$12,949,000
Audit-Related Fees(2)	1,496,000	1,681,000
Tax Fees(3)	20,000	75,000
All Other Fees(4)	30,000	10,000
Total fees:	$14,706,000	$14,715,000

(1)
Audit Fees are fees billed, or expected to be billed, by Deloitte for professional services for the financial statement audits of Duke Energy and our subsidiaries, including the audit of the internal control over financial reporting of Duke Energy and subsidiaries included in Duke Energy’s 2021 Form 10-K, reviews of financial statements included in Duke Energy’s Quarterly Reports on Form 10-Q, statutory and regulatory attestation procedures, and services associated with securities filings, such as comfort letters and consents.

(2)
Audit-Related Fees are fees billed, or expected to be billed, by Deloitte for assurance and related services, including examinations of management assertions on financial reporting-related matters.

(3)
Tax Fees are fees billed, or expected to be billed, by Deloitte for tax return assistance and preparation, tax examination assistance, and professional services related to tax planning and tax strategy.

(4)
Other Fees are billed, or expected to be billed, by Deloitte for attendance at Deloitte-sponsored trainings, conferences, and access to Deloitte research tools and subscription services.

For the Above Reasons, the Board of Directors Recommends a Vote “FOR” This Proposal.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 39

REPORT OF THE AUDIT COMMITTEE
The following is the report of the Audit Committee with respect to Duke Energy’s audited financial statements for the fiscal year ended December 31, 2021. The information contained in this report of the Audit Committee shall not be deemed to be “soliciting material” or “filed” or “incorporated by reference” in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Duke Energy specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
The purpose of the Audit Committee is to assist the Board in its general oversight of Duke Energy’s financial reporting, internal audit functions, and internal controls, including disclosure controls and procedures. The Audit Committee’s charter describes in greater detail the full responsibilities of the committee and is available on our website at duke-energy.com/our-company/investors/corporate-governance/board-committee-charters/audit. Further information about the Audit Committee, its policy on Engaging the Independent Auditor for Services, and its members is detailed on pages 27 and 39 of this proxy statement.
The Audit Committee has reviewed and discussed the consolidated financial statements of Duke Energy and its subsidiaries with management and Deloitte, Duke Energy’s independent registered public accounting firm. Management is responsible for the preparation, presentation, and integrity of Duke Energy’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15I); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and, evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Deloitte is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with GAAP, as well as expressing an opinion on the effectiveness of internal control over financial reporting based on the criteria established in “Internal Control – Integrated Framework (2013)” issued by the Committee of Sponsoring Organizations of the Treadway Commission.
The Audit Committee reviewed the Company’s audited financial statements with management and Deloitte, and met separately with both management and Deloitte to discuss and review those financial statements and reports prior to issuance. These discussions also addressed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Management has represented, and Deloitte has confirmed, that the financial statements for the fiscal year ended December 31, 2021, are fairly presented, in all material respects, in conformity with GAAP.
In addition, management completed the documentation, testing, and evaluation of Duke Energy’s system of internal control over financial reporting in response to the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received updates provided by management and Deloitte at the regularly scheduled Audit Committee meetings. At the conclusion of the process and prior to the filing of the 2021 Form 10-K with the SEC, management presented to the Audit Committee on the effectiveness of Duke Energy’s internal control over financial reporting. The Audit Committee also reviewed the report of management contained in Duke Energy’s 2021 Form 10-K filed with the SEC, as well as Deloitte’s report included in the Company’s 2021 Form 10-K related to its audit of the effectiveness of internal control over financial reporting.
The Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. In addition, Deloitte has provided the Audit Committee with the written disclosures and the letter required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526, “Communications with Audit Committees Concerning Independence” that relates to Deloitte’s independence from Duke Energy and our subsidiaries and the Audit Committee has discussed with Deloitte the firm’s independence.
Based on its review of the consolidated financial statements and discussions with and representations from management and Deloitte referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in Duke Energy’s 2021 Form 10-K for filing with the SEC.
Audit Committee
Theodore F. Craver, Jr., Chair
Annette K. Clayton
Caroline Dorsa
Nicholas C. Fanandakis

40 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 3:
ADVISORY VOTE TO APPROVE DUKE ENERGY’S NAMED EXECUTIVE OFFICER COMPENSATION

Duke Energy’s shareholders recommended that our Board hold say-on-pay votes on an annual basis. As a result, we are providing our shareholders with the opportunity to approve, on a nonbinding, advisory basis, the compensation of our NEOs as disclosed in this proxy statement. This proposal gives our shareholders the opportunity to express their views on the compensation of our NEOs.
In connection with this proposal, the Board encourages shareholders to review, in detail, the description of the compensation program for our NEOs that is set forth in the Compensation Discussion and Analysis beginning on page 42, as well as the information contained in the compensation tables and narrative discussion in this proxy statement.
As described in more detail in the Compensation Discussion and Analysis section, the guiding principle of our compensation philosophy is that pay should be linked to performance and that the interests of our executives and shareholders should be aligned. Our compensation program is designed to provide significant upside and downside potential depending on actual results as compared to predetermined measures of success. A significant portion of our NEOs’ TDC is directly contingent upon achieving specific results that are important to our long-term success and growth in shareholder value. We supplement our pay for performance program with a number of compensation policies that are aligned with the long-term interests of Duke Energy and our shareholders.
We are asking our shareholders to indicate their support for the compensation of our NEOs as disclosed in this proxy statement by voting “FOR” the following resolution:
“RESOLVED, that the shareholders of Duke Energy approve, on an advisory basis, the compensation paid to Duke Energy’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the Securities Act, including the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion in Duke Energy’s 2022 Proxy Statement.”
The approval of a majority of shares represented in person or by proxy at the Annual Meeting is required to approve this proposal. Because your vote is advisory, it will not be binding on the Board, the Compensation and People Development Committee, or Duke Energy. The Compensation and People Development Committee, however, will review the voting results and take them into consideration when making future decisions regarding the compensation of our NEOs.

For the Above Reasons, the Board of Directors Recommends a Vote “FOR” This Proposal.
REPORT OF THE COMPENSATION AND PEOPLE DEVELOPMENT COMMITTEE
The Compensation and People Development Committee is responsible for the oversight of Duke Energy’s compensation programs and compensation of Duke Energy’s executive officers per the Compensation and People Development Committee’s charter, which is available on our website at duke-energy.com/our-company/investors/corporate-governance/board-committee-charters/compensation.
The Compensation and People Development Committee of Duke Energy has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation and People Development Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
Compensation and People Development Committee
E. Marie McKee, Chair
Michael G. Browning
Caroline Dorsa
W. Roy Dunbar
Thomas E. Skains

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 41

COMPENSATION DISCUSSION AND ANALYSIS
Section 1: Executive Summary
The purpose of this Compensation Discussion and Analysis is to provide information about Duke Energy’s compensation objectives and policies for our NEOs, who, for 2021, are:
Name	Title
Lynn J. Good	Chair, President and CEO
Steven K. Young	Executive Vice President and CFO
Dhiaa M. Jamil	Executive Vice President and COO
Julia S. Janson	Executive Vice President and CEO, Duke Energy Carolinas
Kodwo Ghartey-Tagoe	Executive Vice President, Chief Legal Officer and Corporate Secretary
Compensation Objectives and Principles for 2021

•
Our compensation program is designed to link pay to performance, with the goal of attracting and retaining talented executives, rewarding individual performance, sustaining long-term performance, and aligning the interests of our management team with those of key stakeholders, including shareholders and customers.

•
Our compensation program provides significant upside and downside potential depending on actual results, as compared to predetermined goals for success.

•
When establishing our executive compensation program for 2021, we took into consideration the evolving nature of our business strategy along with a focus on maximizing long-term value and providing safe, reliable, and cost-effective service to our customers.

Shareholder Engagement

We have a long-standing history of engaging with, and responding to the feedback provided by, our shareholders and value the deep relationships we have built. That feedback over time has greatly informed our compensation and governance programs, as well as our environmental and social initiatives. Given its success, we continued our shareholder outreach program in 2021, meeting with the holders of more than one-third of our outstanding shares. Our outreach team included independent members of our Board, as well as management representing, among others, Investor Relations, Government Affairs, Sustainability, Human Resources, and the Legal Department.
The focus of these meetings was to provide an update on:
•
our strategic vision, including our goal to reach net-zero carbon emissions from electricity generation by 2050;

•
our operational priorities, including our response to the pandemic;

•
Board oversight and composition, including diversity and skills;

•
our commitment to, and progress on, ESG issues;

•
our focus on a just transition for our employees and communities during our clean energy transition;

•
our human capital management, including our diversity, equity, and inclusion initiatives; and

•
our executive compensation program.

42 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

COMPENSATION DISCUSSION AND ANALYSIS
During these conversations, shareholders expressed appreciation for the pay for performance alignment in our compensation program, as well as the clear and detailed disclosure of our executive compensation program. Shareholders also were pleased that environmental, customer satisfaction, and safety metrics continue to be incorporated into our incentive plans.
We also discussed with shareholders how to incorporate a climate goal into our incentive plans. Based in part on this feedback, the Compensastion and People Development Committee added climate-related goals to our STI plan. We greatly value the input shareholders provided and will continue our outreach efforts on a wide variety of topics.

Business Highlights: Compensation Decisions in Context
Advancing Our Clean Energy Transformation

Our Clean Energy Transformation

≥50% REDUCTION IN CO_2 EMISSIONS AND NET-ZERO METHANE EMISSIONS BY 2030 ON THE WAY TO

NET-ZERO CO_2 BY 2050

SHAPE THE LANDSCAPE

- Partner with stakeholders to accelerate our cleaner energy transition with our communities in mind
- Champion public policy that advances innovation
- Advance regulatory models that support carbon and methane reductions

SAFELY TRANSFORM AND READY OUR SYSTEM

- Invest significantly in new and existing carbon-free technologies
- Modernize our electric and gas infrastructure
- Expand and integrate efficiency and demand management programs

DELIVER SUSTAINABLE VALUE FOR CUSTOMERS AND SHAREHOLDERS

- Maintain affordability and leverage business transformation to exceed customer expectations
- Optimize investments to drive attractive shareholder returns
- Provide new product offerings and solutions that deliver growth and customer value

Safety, operational excellence and a diverse, inclusive workforce is foundational to our success

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 43

COMPENSATION DISCUSSION AND ANALYSIS
Core Areas of Focus

Under the leadership of Ms. Good, we have intensified our focus on serving our customers and communities while leading the way to a safe, secure, and responsible energy future. Our strategy for the next decade is clear. We see a long runway of opportunities ahead and remain focused on investing in infrastructure our customers value and delivering sustainable growth for our investors.
Duke Energy is committed to creating value for our shareholders and customers while executing on our clean energy transformation.

2021 Business Highlights

In 2021, Duke Energy successfully continued along its path for sustainable long-term growth. We worked collaboratively with stakeholders across our service territories to advance our strategy of transforming for a cleaner future – all built on a foundation of safety, operational excellence, and a diverse and inclusive workforce. Our business highlights in 2021 include the following:
Financial Performance
•
In 2021, we delivered adjusted EPS in the top half of our original adjusted earnings guidance range of $5.00 to $5.30 for the year.

•
2021 also marked the 95th year we continued our dividend commitment to our shareholders.

•
We achieved a TSR in 2021 of 19.1% as compared to a TSR of 18.2% for the UTY.

Advancing Our Cleaner Energy Future
•
In 2021, we surpassed a milestone of 10,000 MW of renewables on the system and are on track to pass 16,000 MW by 2025 and 24,000 MW by 2030. We also retired over 950 MW of coal during 2021 with a plan for renewables to comprise at least 40% of our energy mix by 2050.

•
In June 2021, we filed an application to renew Oconee Nuclear Station’s operating licenses for an additional 20 years. This represents the first step in renewing operating licenses for all 11 of Duke Energy’s nuclear reactors.

•
In North Carolina, we collaborated with policymakers and stakeholders on clean energy legislation, which passed with bipartisan support. The legislation advances our carbon emission reductions while maintaining affordability and reliability for customers, and provides a framework to achieve a 70% carbon emission reduction in North Carolina by 2030 against a 2005 baseline. It also sets into law the goal to achieve net-zero carbon emissions by 2050 from electricity generation.
•
In previous years, we set goals to reach at least 50% carbon emission reductions from electricity generation and net-zero methane emissions from natural gas distribution by 2030. We have also set an ambitious goal to reach net-zero carbon emissions from electricity generation by 2050. In February 2022, we broadened those goals to reach net-zero carbon emissions by 2050 to incorporate Scope 2 emissions and certain Scope 3 emissions. See page 3 of this proxy statement for more detail on our greenhouse gas emission reduction goals.

•
In Indiana, we filed an IRP in December after extensive stakeholder engagement. Our preferred scenario reduces carbon emissions, increases renewable generation, and accelerates the retirement of coal generation.

Operational Excellence
•
Our employees continue to make safety our top priority. In 2021, we were in the top decile in safety for our industry for the seventh consecutive year.

•
We continued to focus on customer satisfaction. In 2021, our customer satisfaction index results for four of our utility subsidiaries were in the top quartile of utilities.

44 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

COMPENSATION DISCUSSION AND ANALYSIS
Performance Metrics Aligned to Our ESG Strategy

CLIMATE GOAL FOR 2021 STI

In 2021, our STI plan included a climate goal that focused on:

The climate goal formally incorporates these strategic objectives into each NEO's individual objectives under the 2021 STI plan and is based on a qualitative performance assessment against key measures for each objective.

NEW CLIMATE GOAL FOR 2022 STI

NON-EMITTING GENERATION AND STORAGE CAPACITY

In 2022, our STI plan will include a new quantitative climate goal that focuses on the growth of our non-emitting generation and storage capacity measured over a one-year period in comparison to pre-established objective performance criteria. The individual objectives for each NEO under the 2022 STI plan will continue to include strategic performance objectives to achieve our clean energy strategy.

SAFETY

Safety remains our top priority. As an indication of our commitment to safety and operational excellence, we include safety metrics in both the STI and LTI plans based on the TICR for employees, which measures the number of occupational injuries and illnesses per 100 workers, to emphasize our focus on an event-free and injury-free workplace.

ENVIRONMENTAL EVENTS

To enhance our commitment to the environment, the STI plan includes a reportable environmental events metric as described on page 50 of this proxy statement. This objective emphasizes identification and mitigation of environmental risks associated with our operations.

STRONG GOVERNANCE

Our compensation program is based on sound governance principles and policies to reinforce our pay for performance philosophy and strengthen the alignment of the interests of our executives with our shareholders and other stakeholders, as more fully described on pages 47 and 57 of this proxy statement.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 45

COMPENSATION DISCUSSION AND ANALYSIS
Chief Executive Officer Compensation

In 2021, Ms. Good’s annual base salary, target STI opportunity, and target LTI opportunity remained unchanged from 2020 levels.
After considering the compensation of Ms. Good’s peers at other companies and the relative size and complexity of Duke Energy, in 2022, the Compensation and People Development Committee increased Ms. Good’s annual base salary from $1,390,500 to $1,500,000, increased her target STI opportunity from 165% to 175% of her annual base salary, and increased her target LTI opportunity from 800% to 1,050% of her annual base salary.
These changes were made in recognition of the importance of Ms. Good’s leadership, which has been instrumental to Duke Energy’s ability to respond to changing market conditions and opportunities. Since becoming our CEO in 2013, Ms. Good has led the development of our clean energy strategy, driven industry-leading operational performance, and guided us through several major transactions as we restructured our portfolio of businesses to reduce risk and improve returns. As we seek to advance and continue executing our strategic vision in the coming years, Ms. Good’s leadership will be critical to our success.
Core Compensation Structure and Incentive Metrics in 2021

•
Our core compensation program consists of base salary, STI and LTI (performance shares and RSUs), as outlined in the table below.

	Element	Performance Metrics Aligned to Strategy
Base Salary	• Cash
Short-Term Incentive	• Short-Term Cash Incentive	Measured over a one-year period: • Adjusted EPS • O&M • Operational Excellence (safety, environmental, and reliability) • Customer Satisfaction • Individual Objectives (including climate)
Long-Term Equity Incentive	• Performance Shares (70%)	Measured over a three-year period: • Cumulative Adjusted EPS • Relative TSR • Safety
	• RSUs (30%)	• Subject to continued employment, vest in equal installments on the first three anniversaries of the date of grant
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COMPENSATION DISCUSSION AND ANALYSIS
•
The following chart illustrates the components of the TDC opportunities provided to our CEO and other NEOs:

Executive Compensation Best Practices

Following are key features of our executive compensation program:

AT DUKE ENERGY WE…	AT DUKE ENERGY WE DO NOT…
Integrate key performance metrics in our incentive plans relating to environmental, climate, safety, and customer initiatives	Provide tax gross-ups to NEOs
Require significant stock ownership, including 6x base salary for our CEO and 3x base salary for other NEOs	Permit hedging or pledging of Duke Energy securities
Maintain a stock retention policy	Provide “single trigger” vesting of stock awards upon a change in control
Tie equity and cash-based incentive compensation to a clawback policy	Provide employment agreements to a broad group
Use an independent compensation consultant retained by and reporting directly to the Compensation and People Development Committee to advise on compensation matters	Encourage excessive or inappropriate risk-taking through our compensation program
Review tally sheets on an annual basis	Provide excessive perquisites
Consider shareholder feedback and the prior year’s “say-on-pay” vote	Provide dividend equivalents on unearned performance shares
Require that equity awards must be subject to a one-year minimum vesting period, subject to limited exceptions
Disclose performance targets for the performance share cycle granted in the most recent year
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COMPENSATION DISCUSSION AND ANALYSIS
Section 2: Compensation Program
Overall Design

We design our compensation program so that it motivates our executives to focus on our core business priorities and aligns the interests of executives and key stakeholders, including shareholders and customers.
Elements of Our Total Direct Compensation Program

As discussed in more detail below, during 2021, the components of TDC for our NEOs were base salary, STI compensation, and LTI compensation.
Base Salary
The salary for each NEO is based on, among other factors, job responsibilities, level of experience, individual performance, comparisons to the salaries of executives in similar positions at other companies obtained from market surveys, and internal comparisons. The Compensation and People Development Committee considers changes in the base salaries of our NEOs at least annually. In 2021, the Compensation and People Development Committee increased Mr. Ghartey-Tagoe’s base salary by 10% to bring it closer to the market. The Compensation and People Development Committee did not make any changes to the base salaries of our other NEOs.
Short-Term Incentive Compensation
STI opportunities are provided to our NEOs under the Duke Energy Corporation Executive Short-Term Incentive Plan to promote the achievement of annual performance objectives. Each year, the Compensation and People Development Committee establishes the target STI opportunity for each NEO, which is based on a percentage of his or her base salary. The STI opportunities for the NEOs remained unchanged from 2020 levels.
Name	Target STI Opportunity (as a % of base salary)
Lynn J. Good	165%
Steven K. Young	90%
Dhiaa M. Jamil	90%
Julia S. Janson	90%
Kodwo Ghartey-Tagoe	80%

As discussed in more detail below, the Compensation and People Development Committee established the following objectives under the STI plan in February 2021, with the STI target opportunity allocated between corporate and individual objectives.
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COMPENSATION DISCUSSION AND ANALYSIS
In order to align financial performance with funding of the STI plan, the Compensation and People Development Committee established a performance floor or circuit breaker providing that if an adjusted basic EPS performance level of at least $5.09 was not achieved, the payout levels for all other measures would be reduced up to the payout level for the EPS performance objective. The circuit breaker was set at an amount between the threshold and target levels.
Depending on actual performance, NEOs were eligible to earn a maximum of up to 187.5% of the amount of their STI target opportunity, based on a potential maximum payout of 200% for the EPS objective, and a 175% potential maximum payout for the O&M expense, operational excellence, customer satisfaction, and individual objectives.
In order to provide a wider range of potential payouts, the threshold payout was reduced from 50% to 25% of target, and the maximum payout was increased from 150% to 175% of target, for the each of the performance measures other than EPS. In addition, given the existing emphasis of safety and operational excellence as separate performance measures under the incentive plans, the safety modifier, which previously could have resulted in an increase or decrease of each NEO’s STI payout by 5%, was not included in the 2021 STI plan.

Goal Setting Process
Financial Performance Measures. The Compensation and People Development Committee believes that tying a portion of the STI payments to adjusted basic EPS aligns pay outcomes of our NEOs with the interests of shareholders and other stakeholders.
•
When setting financial goals, the Compensation and People Development Committee reviews our long-term financial plan, as well as the current economic and regulatory environment and expectations for investment opportunities.

•
The Compensation and People Development Committee calibrates the adjusted basic EPS goal with our publicly announced guidance range and considers industry comparisons and growth expectations to establish the threshold, target, and maximum performance levels.

•
For 2021, our adjusted EPS guidance range was $5.00 to $5.30, and the adjusted basic EPS target under the 2021 STI plan was set in the middle of this guidance range at $5.15. This target exceeded adjusted basic EPS of $5.12 in 2020 and was established after considering significant developments that did not exist when our adjusted basic EPS target of $5.30 was set under the 2020 STI plan, including the cancellation of our ACP project in July 2020, and the announced sale of 19.9% of Duke Energy Indiana. The EPS target of $5.15 will serve as the baseline for earnings guidance and growth expectations in subsequent years as well, given the above changes to our portfolio of businesses.

Operational Performance Measures. The Compensation and People Development Committee sets operational performance measure targets at challenging levels to drive long-term growth and success. Stretch performance levels are set to motivate employees to strive for continuous improvement. As part of its goal-setting process, the Compensation and People Development Committee reviews previous targets and performance to appropriately align the threshold, target, and maximum goals with expected performance.

Corporate Objectives (80% of total)
The 2021 corporate objectives and the related target and performance results were as follows:
Objective(1)	Weight	Threshold (25%)	Target (100%)	Maximum(2)	Result	Sub-Total	Payout
Adjusted Basic EPS	50%	$5.00	$5.15	$5.35	$5.24		145.00%(3)
O&M Expense	10%	$5,400M	$5,250M	$5,050M	$5,166M		131.37%
Operational Excellence							122.63%
(a) Reliability Index(4)	5%	25	100	175	107.75	107.75%
(b) Safety/Environmental
TICR Employees	2.5%	0.48	0.36	0.30	0.36	100%
Reportable Environmental Events	2.5%	18	12	8	2	175%
Customer Satisfaction	10%	44	48	53	48.3		104.5%

(1)
For additional information about the calculation of the adjusted basic EPS and O&M expense control objectives, see pages 58 and 59 of this proxy statement.

(2)
A payout of up to 200% of the target opportunity is available for the adjusted basic EPS objective and a payout of up to 175% of the target opportunity is available for the other objectives.

(3)
If an adjusted basic EPS performance level of at least $5.09 was not achieved (i.e., a performance floor or circuit breaker), the payout levels for all other measures would be reduced up to the payout level for the EPS performance objective.

(4)
The Reliability Index is comprised of six separate reliability metrics, as described on page 50, each of which has a relative weight of 20%, except the Commercial Renewables Availability and Natural Gas – Outages metrics, which each have a relative weight of 10%.

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COMPENSATION DISCUSSION AND ANALYSIS
Corporate Metrics	Description/Rationale
Financial Metrics
Adjusted Basic EPS
A widely accepted, easily understood, and important metric used to evaluate the success of our performance. This metric is one of the factors that impacts the market value of our common stock, which aligns the interests of shareholders and executives.

O&M Expense
A measure that includes those costs necessary to support daily operations, as well as operate and maintain the operating efficiency and productive life of assets. Carefully managing expenses enables us to make investments while mitigating customer costs.

Reliability Index
Nuclear Annual Unit Capability Factor	The percentage of maximum energy generation that the nuclear fleet is capable of supplying to the electrical grid and limited only by factors within the control of plant management.
Regulated and Renewable Energy Coal/CC Tiers 1-2 Equivalent Forced Outage Factor
A measure of the reliability of the Regulated and Renewable Energy fleet by calculating the sum of forced outage hours and equivalent forced derated hours compared to the period hours for each of those units.

Commercial Renewables Availability	A measure that compares the actual generation to expected generation based on the wind and solar resource measured at each generation asset.
Electric Grid – T&CD System Average Interruption Duration Index	A measure of the sum of all customer interruption durations, divided by the total number of customers served. The metric is measured in units of time, often minutes.
Transmission Outages per 100 Miles per Year – Sustained	A measure of the number of sustained (greater than 1 minute) transmission line events that are incurred per one hundred circuit miles per year, applicable to 100kV lines and greater.
Natural Gas – Outages
A measure of the number of outages in the natural gas local distribution business. For this purpose, an “outage” is defined as an event that causes a loss of natural gas service for at least 100 active customers, where the event is not caused by a third party or by failure of equipment that has been properly maintained.

Safety/Environmental Metrics
TICR	A measure of the number of occupational injuries and illnesses per 100 employees. This objective emphasizes our focus on achieving an event-free and injury-free workplace.
Reportable Environmental Events
A measure of environmental events resulting from operations that have an impact on the environment, require the notification of a regulatory agency, or result in a regulatory citation or other enforcement action. This objective emphasizes service reliability and the mitigation of environmental risks associated with our operations.

Customer Satisfaction Metric
CSAT
A composite of customer satisfaction results for each regulated utility. For our electric utilities, the results are based on the Residential Net Promoter Score, the Small/Medium Business Net Promoter Score, and the Large Business Net Promoter Score. For our gas utilities, the results are based on the Residential Gas Net Promoter Score, the Small/Medium Business Gas Net Promoter Score, and the Major Accounts Gas Net Promoter Score.

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COMPENSATION DISCUSSION AND ANALYSIS
Individual Objectives (20% of total)
The 2021 individual objectives for our NEOs were divided into the following areas:
•
Achieve growth and financial results;

•
Drive sustainable results for employee safety, environmental performance, optimized reliability and capacity utilization, and advance business transformation initiatives;

•
Continue to transform the customer experience and improve customer loyalty;

•
Actively engage stakeholders to support constructive legislative and policy outcomes;

•
Continue to strengthen leadership capabilities and bench strength, foster a culture of inclusion, innovation and execution, and advance the diversity of the workforce; and

•
Climate Goal

•
Demonstrate leadership to advance our Climate Strategy to cost effectively reduce our carbon footprint from electricity generation by at least 50% by 2030 and net-zero by 2050, including advocacy for supporting public policy, and

•
Invest in clean energy, including renewables, as well as grid capacity and capabilities to support higher levels of carbon-free generation.

Based on the aggregate corporate and individual performance results, each NEO’s aggregate payout under the 2021 STI plan was equal to:
Name	Target STI Opportunity ($)	Achievement of Corporate Objectives (80% Weighting)	Achievement of Individual Objectives (20% Weighting)	Final Payout as a % of Target STI Opportunity	Payout ($)
Lynn J. Good	$2,294,325	135.48%	175%	143.4%	$3,288,915
Steven K. Young	$698,107	135.48%	175%	143.4%	$1,000,737
Dhiaa M. Jamil	$785,749	135.48%	140%	136.4%	$1,071,369
Julia S. Janson	$675,675	135.48%	175%	143.4%	$968,580
Kodwo Ghartey-Tagoe	$476,667	135.48%	150%	138.4%	$659,468
Long-Term Incentive Compensation
Our LTI program is designed to provide our NEOs with an appropriate balance to the STI plan and to align executive and shareholder interests in an effort to maximize shareholder value.
Each year, the Compensation and People Development Committee establishes the target LTI opportunity for each NEO, which is based on a percentage of his or her base salary. In February 2021, the target LTI opportunity (expressed as a percentage of annual base salary) was increased by 25 percentage points for Mr. Ghartey-Tagoe to more closely align his TDC opportunity and the market. The LTI opportunities for the other NEOs remained unchanged from 2020 levels.
Name	Target LTI Opportunity (as a % of base salary)
Lynn J. Good	800%
Steven K. Young	300%
Dhiaa M. Jamil	325%
Julia S. Janson	300%
Kodwo Ghartey-Tagoe	275%
The Compensation and People Development Committee reviews the allocation between performance shares and RSUs annually with its compensation consultant, which confirmed that the present mix of performance shares (70% allocation) and RSUs (30% allocation) was consistent with both utility peers and the general industry. The Compensation and People Development Committee believes that this allocation strikes an appropriate balance to both incentivize and retain our executive officers, and aligns with our strong pay for performance philosophy.

2021 – 2023 Performance Shares (70% of Long-Term Incentive Program)
Our Compensation and People Development Committee has designed our performance shares to reflect shareholder feedback requesting a focus on multiple core metrics linked to our long-term success and balancing relative and absolute performance in order to emphasize pay for performance comparisons.
In order to emphasize pay for performance, the 2021 – 2023 performance shares vest at the end of the three-year

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COMPENSATION DISCUSSION AND ANALYSIS
performance period based on: (i) our cumulative adjusted basic EPS compared to pre-established targets (50% weighting); (ii) our relative TSR compared to the companies in the UTY (25% weighting); and (iii) a safety measure based on our TICR compared to similar companies in the EEI Group 1 Large Company Index (25% weighting). These performance measures were selected to emphasize their importance in aligning the interests of our executives and shareholders and other stakeholders.
Each of the three performance measures for the 2021 – 2023 performance shares is described below, along with a table that sets forth the performance targets and payout levels.
The first performance measure is based on Duke Energy’s three-year cumulative adjusted basic EPS measured against pre-established target levels. The Compensation and People Development Committee established the EPS target for the three-year cycle in February 2021 at a level that is challenging, but achievable with strong long-term performance. The following table provides the EPS target levels and corresponding payout levels:
Cumulative Adjusted EPS	Percent Payout of Target 2021 – 2023 Performance Shares
$17.25 or Higher	200%
$16.25 (Target)	100%
$14.60	50%
Lower than $14.60	0%
If Duke Energy’s cumulative adjusted basic EPS during the performance period is between $14.60 to $16.25, or between $16.25 to $17.25, the payout for the portion of the performance shares related to this performance measure is interpolated on a straight-line basis.
The second performance measure is based on the percentile ranking of Duke Energy’s TSR for the three-year performance period beginning January 1 in the year of grant compared to the TSR of each company in the UTY for the same period. The target amount is not earned unless Duke Energy’s TSR is at least at the 55th percentile of the UTY. The following table provides the percentile ranking and corresponding payout levels:
Relative TSR Performance Percentile	Percent Payout of Target 2021 – 2023 Performance Shares*
90th or Higher	200%
55th (Target)	100%
25th	50%
Below 25th	0%

*
If Duke Energy’s cumulative TSR is negative during the performance period, the payout is limited to the target level regardless of the relative performance. If Duke Energy’s cumulative TSR is at least 15%, the payout cannot be less than 30% of the target number of shares related to the TSR portion of the award regardless of the relative performance.

If Duke Energy achieves a TSR ranking between the 25th percentile and the 55th percentile or between the 55th percentile and the 90th percentile, the number of performance shares related to this performance measure is interpolated on a straight-line basis.
To determine performance share payouts, TSR is calculated using the difference between the opening and closing value of the shares of Duke Energy and each peer in the UTY, with dividends assumed to be reinvested. For purposes of the TSR calculation, the opening value is determined based on the average closing stock price for each company’s shares on each trading day during the calendar month immediately preceding the performance period, and the closing value is determined based on the average closing stock price for each company’s shares on each trading day during the last calendar month in the performance period.
The third performance measure relates to Duke Energy’s safety performance, which is measured based on our TICR for employees, as compared to companies in the EEI Group 1 Large Company Index, excluding companies without gas or nuclear operations. The following table provides the TICR target levels and corresponding payout levels:
Relative TICR Performance Percentile	Percent Payout of Target 2021 – 2023 Performance Shares
Top Company	200%
90th (Target)	100%
75th	50%
Below 75th	0%
If Duke Energy’s safety performance during the 2021 – 2023 period is between the minimum and target level, or between the target and maximum level, the payout for the portion of the shares related to this performance measure is interpolated on a straight-line basis.

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COMPENSATION DISCUSSION AND ANALYSIS
The performance shares provide for continued vesting upon retirement of a NEO after having attained at least age 60 and completing at least five years of service. This enhanced vesting provision applies only if the retiring executive remains employed, at a minimum, for at least the first year of the performance period and remains in compliance with restrictive covenants, such as non-competition and non-solicitation provisions. The performance shares remain subject to the achievement of actual performance results.
Restricted Stock Units (30% of Long-Term Incentive Program)
The RSUs generally vest in equal installments on the first three anniversaries of the date of grant, provided the recipient continues to be employed by Duke Energy on each vesting date.

Payout of 2019 – 2021 Performance Shares
The 2019 – 2021 performance shares for the three-year performance period ending December 31, 2021, generally vest based on: (i) our cumulative adjusted EPS compared to pre-established targets (50% weighting); (ii) our relative TSR compared to the companies in the UTY (25% weighting); and (iii) a safety measure based on our TICR for employees, as compared to companies in the EEI Group 1 Large Company Index, excluding companies without gas or nuclear operations (25% weighting).
The first measure was based on our cumulative adjusted EPS during the three-year period compared to pre-established targets, as follows:
Cumulative Adjusted EPS	Percent Payout of Target 2019 – 2021 Performance Shares	Result	Payout of Target
$16.25 or Higher	200%
$15.65 (Target)	100%	$15.67	103.33%
$15.05	50%
Lower than $15.05	0%
The second measure was based on our relative TSR for the three-year period compared to the companies in the UTY, as follows:
Relative TSR Performance Percentile	Percent Payout of Target 2019 – 2021 Performance Shares	Result	Payout of Target*
90th or Higher	200%
55th (Target)	100%
25th	50%	41.2nd Percentile	76.96%
Below 25th	0%

*
If cumulative TSR is negative during the performance period, the payout is limited to the target level regardless of the relative performance. If cumulative TSR is at least 15%, the payout cannot be less than 30% of the target regardless of the relative performance.

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COMPENSATION DISCUSSION AND ANALYSIS
The third measure was based on TICR for employees during the three-year period as compared to companies in the EEI Group 1 Large Company Index, excluding companies without gas or nuclear operations, as follows:
TICR for Employees	Percent Payout of Target 2019 – 2021 Performance Shares	Result	Payout of Target
Top Company	200%	0.36	200%
90th (Target)	100%
75th	50%
Below 75th	0%
In the aggregate, this performance corresponds to a payout of 120.91% of the target number of 2019 – 2021 performance shares, plus dividend equivalents earned during the performance period. The following table lists the number of 2019 – 2021 performance shares to which our NEOs became vested at the end of that performance cycle:
Name	2019 – 2021 Target Shares	Overall Achievement as a % of Target	2019 – 2021 Performance Shares Earned
Lynn J. Good	81,767	120.91%	98,864
Steven K. Young	14,480	120.91%	17,508
Dhiaa M. Jamil	19,746	120.91%	23,875
Julia S. Janson	13,059	120.91%	15,790
Kodwo Ghartey-Tagoe	2,089	120.91%	2,526
Other Elements of Our Compensation Program

Retirement and Welfare Benefits
Our NEOs participate in the retirement and welfare plans generally available to other eligible employees. In addition, in order to attract and retain key executive talent, we believe that it is important to provide our NEOs with certain limited retirement benefits that are offered only to a select group of management. These retirement plans provided to our NEOs are described on pages 64 through 67 of this proxy statement and are generally comparable to the benefits provided by peers of Duke Energy, as determined based on market surveys.
Duke Energy provides our NEOs with the same health and welfare benefits it provides to all other similarly situated employees, and at the same cost charged to all other eligible employees. Our NEOs also are entitled to the same post-retirement health and welfare benefits as those provided to similarly situated retirees.
Perquisites
The Compensation and People Development Committee believes it is important to provide only limited perquisites as supported by competitive practice. In 2021, Duke Energy provided our NEOs with the perquisites disclosed in the footnotes to the Summary Compensation Table on page 61 of this proxy statement. Duke Energy offers these perquisites, as well as other benefits to certain executives in order to provide competitive total compensation packages. The cost of perquisites and other personal benefits is not part of base salary, and, therefore, does not affect the calculation of awards and benefits under Duke Energy’s other compensation arrangements (i.e., retirement and incentive compensation plans).
Our NEOs were eligible to receive the following perquisites and other benefits during 2021: (i) up to $2,500 for the cost of a comprehensive physical examination; (ii) reimbursement of expenses incurred for tax and financial planning services, which program is administered on a three-year cycle, such that participating executives can be reimbursed for up to $15,000 of eligible expenses during the three-year cycle; (iii) matching contributions from the Duke Energy Foundation to qualifying charitable institutions; (iv) reimbursement of a portion of the monthly expense for a personal mobile device; and (v) preferred airline status. In addition, we occasionally provide our NEOs with tickets to athletic and cultural events for personal use.
Ms. Good may use the corporate aircraft for personal travel in North America. With advance approval from the CEO, the other NEOs may use the corporate aircraft for personal travel in North America. If Ms. Good or any other NEO uses the corporate aircraft for personal travel, he or she must reimburse Duke Energy for the direct operating costs for such travel. However, Ms. Good is not required to reimburse Duke Energy for the cost of travel to her executive physical or to meetings of the board of directors of other companies on which she serves. For additional information on the use of the corporate aircraft, see the footnotes to the Summary Compensation Table.

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COMPENSATION DISCUSSION AND ANALYSIS
Employment Agreement with Ms. Good
Effective July 2013, Duke Energy entered into an employment agreement with Ms. Good that contained a three-year initial term and automatically renews for additional one-year periods at the end of the initial term unless either party provides 120 days’ advance notice. In the event of a change in control of Duke Energy, the term automatically extends to a period of two years.
Upon a termination of Ms. Good’s employment by Duke Energy without “cause” or by Ms. Good for “good reason” (each as defined in her employment agreement), Ms. Good would be entitled to the severance benefits described under the “Potential Payments Upon Termination or Change in Control” section on page 68 of this proxy statement. Ms. Good’s employment agreement does not provide for golden parachute excise tax gross-up payments.
Severance Plan
The Executive Severance Plan provides severance protection to our NEOs, other than Ms. Good, in order to provide a consistent approach to executive severance and to provide eligible executives with certainty and security while they are focusing on their duties and responsibilities. Severance compensation would only be paid in the event that an eligible executive’s employment is involuntarily terminated without “cause” or is voluntarily terminated for “good reason,” and is subject to compliance with restrictive covenants (i.e., confidentiality and non-competition). The severance compensation that would be paid in the event of a qualifying termination of employment to those senior executives who are identified as “Tier I Participants,” including Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe, generally approximates two times his or her annual compensation and benefits. The Executive Severance Plan prohibits the payment of severance if an executive also would be entitled to severance compensation under a separate agreement or plan maintained by Duke Energy, including the Change in Control Agreements described below. The Executive Severance Plan does not provide for golden parachute excise tax gross-up payments.
The benefit levels under the Executive Severance Plan are described in more detail on pages 69 through 71 under the “Potential Payments Upon Termination or Change in Control” section of this proxy statement.
Change in Control Agreements
Duke Energy has entered into Change in Control Agreements with our NEOs other than Ms. Good. Under these agreements, each such NEO would be entitled to certain payments and benefits if: (i) a change in control were to occur; and (ii) within two years following the change in control, (a) the executive’s employment is terminated without “cause,” or (b) the executive terminates his or her employment for “good reason.” The severance that would be provided to these NEOs is generally two times the executive’s annual compensation and benefits and becomes payable only if there is both a change in control and a qualifying termination of employment. The Compensation and People Development Committee approved the two times severance multiplier after consulting with its advisors and reviewing the severance provided by peer companies. The Change in Control Agreements do not provide for golden parachute excise tax gross-up payments.
Our RSU and performance share awards provide for “double-trigger” vesting upon a qualifying termination of employment in connection with a change in control.
The Compensation and People Development Committee believes these change in control arrangements are appropriate in order to diminish the uncertainty and risk to the executives’ roles in the context of a potential or actual change in control. The benefit levels under the Change in Control Agreements and equity awards are described in more detail on pages 69 through 71 under the “Potential Payments Upon Termination or Change in Control” section of this proxy statement.
Retention Agreement
with Mr. Ghartey-Tagoe
Effective February 1, 2019, Duke Energy entered into a retention agreement with Mr. Ghartey-Tagoe, which was subsequently amended effective December 15, 2021. Under this agreement, Duke Energy agreed to provide Mr. Ghartey-Tagoe with a $200,000 payment in consideration for his continued employment during the retention period (or upon his earlier death or disability), or a prorated portion of this amount in the event of his involuntary termination of employment without “cause.” This retention amount was paid on December 15, 2021.

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COMPENSATION DISCUSSION AND ANALYSIS
Section 3: Competitive Market Practices
Compensation Consultant

The Compensation and People Development Committee has engaged FW Cook to report directly to the Compensation and People Development Committee as its independent compensation consultant.
The compensation consultant generally attends each Compensation and People Development Committee meeting and provides advice, including reviewing and commenting on market compensation data used to establish the compensation of the executive officers and directors, the terms and performance goals applicable to incentive plan awards, the process for certifying achievement of the incentive goals, and analysis with respect to specific projects and information regarding trends and competitive practices. The compensation consultant also routinely meets with the Compensation and People Development Committee members without management present. When establishing the compensation program for our NEOs, the Compensation and People Development Committee considers input and recommendations from management, including Ms. Good, who attends the Compensation and People Development Committee meetings.
The consultant has been instructed that it is to provide completely independent advice to the Compensation and People Development Committee and is not permitted to provide any services to Duke Energy other than at the direction of the Compensation and People Development Committee. With the consent of the Chair of the Compensation and People Development Committee, the consultant may meet with management to discuss strategic issues with respect to executive compensation that will assist the consultant in its engagement with the Compensation and People Development Committee.
The Compensation and People Development Committee has assessed the independence of FW Cook pursuant to SEC rules, and concluded that no conflict of interest exists that would prevent the consulting firm from independently advising the Compensation and People Development Committee.

Compensation Peer Group

One of our core compensation objectives is to attract and retain talented executive officers by providing a total compensation package that generally is competitive with that of other executives and key employees of similarly sized companies with similar complexity, whether within or outside of the utility sector.
The Compensation and People Development Committee, with input and advice from its independent consultant, has developed a customized peer group for the review of executive compensation levels and plan design practices.
The customized peer group consists of 20 similarly sized companies from the utility and general sectors, with the general industry companies also having satisfied at least one of the following characteristics: (i) operates in capital intensive industry; (ii) operates in a highly regulated industry; (iii) has significant manufacturing operations; or (iv) derives more than 50% of revenue in the United States.
The customized peer group used by the Compensation and People Development Committee in February 2021 remained unchanged from 2020 and consisted of:

Compensation Peer Group
3M	Dominion Resources*	FirstEnergy*	Medtronic
American Electric Power*	Eaton Corporation	General Dynamics	NextEra Energy*
Colgate-Palmolive	Edison International*	International Paper	PG&E Corp.*
Consolidated Edison*	Exelon*	Lockheed Martin	The Southern Co.*
Deere & Co.	FedEx	Lumen Technologies	UPS

*
Utility subset consisting of nine companies.

The Compensation and People Development Committee also reviews executive compensation levels against a subset of the customized peer group consisting of nine companies in the UTY, and where appropriate, data from other compensation surveys.

56 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

COMPENSATION DISCUSSION AND ANALYSIS
Section 4: Executive Compensation Policies
The following is a summary of our executive compensation policies, which reinforce our pay for performance philosophy and strengthen the alignment of interests of our executives and shareholders:
Policy	Description
Stock ownership/holding policy
We maintain meaningful stock ownership guidelines to reinforce the importance of Duke Energy stock ownership. These guidelines are intended to align the interests of executives and shareholders and to focus the executives on our long-term success. Under these guidelines, each of our active NEOs must own Duke Energy shares in accordance with the following schedule:

	Leadership Position	Value of Shares
	CEO	6x Base Salary
	Other NEOs	3x Base Salary

An NEO also can satisfy the policy by holding 50% of all shares acquired under the LTI program (after payment of any applicable taxes) and 100% of all shares acquired upon the exercise of stock options (after payment of the exercise price and taxes). Each of our NEOs was in compliance with the stock ownership/stock holding policy during 2021.

Clawback policy
We maintain a “clawback policy,” which would allow us to recover: (i) certain cash or equity based incentive compensation tied to financial results in the event those results were restated due at least in part to the recipient’s fraud or misconduct or (ii) a payment based on an incorrect calculation.

Hedging or pledging policy
We have a policy that prohibits employees (including our NEOs) and directors from trading in options, warrants, puts, calls, or similar instruments in connection with Duke Energy securities, or selling Duke Energy securities “short.” Our pledging policy prohibits the pledging of any Duke Energy securities, regardless of where or how such securities are held. See “Prohibition on Hedging and Pledging” on page 38 of this proxy statement for additional information about the hedging prohibition.

Equity award grant policy
In recognition of the importance of adhering to specific practices and procedures in the granting of equity awards, the Compensation and People Development Committee has adopted a policy that applies to the granting of equity awards. Under this policy, annual grants to our NEOs may be made at any previously scheduled meeting, provided that reasonable efforts will be made to make such grants at the first regularly scheduled meeting of each calendar year, and annual grants to independent directors may be made by the Board at any previously scheduled meeting, provided that reasonable efforts will be made to make such grants at the regularly scheduled meeting that is held in conjunction with the Annual Meeting each year.

Risk assessment policy
In consultation with the Compensation and People Development Committee, members of management from Duke Energy’s Human Resources, Legal, and Risk Management Departments assessed whether our compensation policies and practices encourage excessive or inappropriate risk taking by our employees, including employees other than our NEOs. This assessment included a review of the risk characteristics of Duke Energy’s business and the design of our incentive plans and policies. Management reported its findings to the Compensation and People Development Committee, and after review and discussion, the Compensation and People Development Committee concluded that our plans and policies do not encourage excessive or inappropriate risk taking.

Shareholder approval policy for severance
We have a policy, generally, to seek shareholder approval for any agreements with our NEOs that provide severance compensation in excess of 2.99x the executive’s annual compensation or that provide for tax gross-ups in connection with a termination event.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 57

COMPENSATION DISCUSSION AND ANALYSIS
Section 5: Tax and Accounting Implications
Deductibility of Executive Compensation

The Compensation and People Development Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that Duke Energy generally may not deduct, for federal income tax purposes, annual compensation in excess of $1 million paid to certain employees. Prior to 2018, performance-based compensation paid pursuant to shareholder approved plans was not subject to the deduction limit as long as such compensation was approved by “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and certain other requirements were satisfied.
The Tax Act, which was enacted on December 22, 2017, included a number of significant changes to Section 162(m), such as the repeal of the performance-based compensation exemption and the expansion of the definition of “covered employees” (e.g., by including the CFO and certain former NEOs as covered employees). As a result of these changes, except as otherwise provided in the transition relief provisions of the Tax Act, compensation paid to any of our covered employees generally will no longer be deductible in 2018 or future years, to the extent that it exceeds $1 million.
The Compensation and People Development Committee has not adopted a policy that would have required all compensation to be deductible because the Compensation and People Development Committee wants to preserve the ability to pay compensation to our executives in appropriate circumstances, even if such compensation would not be deductible under Section 162(m).
The Compensation and People Development Committee will continue to consider tax implications (including the potential lack of deductibility under Section 162(m)) when making compensation decisions, but reserves the right to make compensation decisions based on other factors believed to be in the best interests of Duke Energy and our shareholders.

Accounting for Stock-Based Compensation

Stock-based compensation represents costs related to stock-based awards granted to employees and members of the Board. Duke Energy recognizes stock-based compensation based upon the estimated fair value of the awards, net of estimated forfeitures at the date of issuance. The recognition period for these costs begins at either the applicable service inception date or grant date, and continues throughout the requisite service period or, for certain share-based awards, until the employee becomes retirement eligible, if earlier. Compensation cost is recognized as expense or capitalized as a component of property, plant, and equipment.

Non-GAAP Financial Measures

As described previously in this Compensation Discussion and Analysis, Duke Energy uses various financial measures, including adjusted EPS, cumulative adjusted EPS, and O&M expense, in connection with short-term and long-term incentives. Adjusted EPS was also used to determine the original forecasted guidance range of $5.00 to $5.30. Adjusted EPS and cumulative adjusted EPS are non-GAAP financial measures that represent basic and diluted EPS from continuing operations available to Duke Energy common shareholders, adjusted for the per share impact of special items. Cumulative adjusted EPS is calculated based on a cumulative three-year basis. For the years ended December 31, 2021, 2020, and 2019, basic EPS available to Duke Energy common shareholders and diluted EPS available to Duke Energy common shareholders were equal. For 2019, Duke Energy used adjusted diluted EPS as a financial measure to evaluate management performance. Beginning in 2020, Duke Energy used adjusted basic EPS as the financial measure to evaluate management performance. Adjusted basic EPS represents basic EPS available to Duke Energy common shareholders (GAAP reported basic EPS), adjusted for the per share impact of special items. As discussed below, special items represent certain charges and credits, which management believes are not indicative of Duke Energy’s ongoing performance. A component of the financial performance metric is O&M expense. The O&M expense measure used for incentive plan purposes also is a non-GAAP financial measure as it represents GAAP O&M adjusted primarily for expenses recovered through rate riders, certain regulatory accounting deferrals, and applicable special items. Management believes that the presentation of adjusted EPS provides useful information to investors, as it provides them an additional relevant comparison of Duke Energy’s performance across periods. Management uses this non-GAAP financial measure for planning and forecasting and for reporting financial results to the Board, employees, shareholders, analysts, and investors. The most directly comparable GAAP measures for adjusted EPS and O&M expense measures used for incentive plan purposes are reported basic and diluted EPS from continuing operations available to Duke Energy common shareholders and reported O&M expense from continuing operations, which includes the impact of special items.

58 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

COMPENSATION DISCUSSION AND ANALYSIS
Special items for the periods presented include the following, which management believes do not reflect ongoing costs:
•
Gas Pipeline Investments represents costs related to the cancellation of the ACP investment, additional exit obligations, and lost earnings from the ACP project cancellation.

•
Regulatory Settlements represent an impairment charge related to the South Carolina Supreme Court decision on coal ash, insurance proceeds, the Duke Energy Carolinas and Duke Energy Progress coal ash settlement, and the partial settlements in the 2019 North Carolina rate cases.

•
Impairment charges in 2019, which represents a reduction of prior year impairment at Citrus County combined cycle and an other-than-temporary impairment of the remaining investment in Constitution Pipeline Company, LLC.

•
Severance represents the reversal of 2018 severance charges, which were deferred as a result of a partial settlement in the Duke Energy Carolina and Duke Energy Progress 2019 North Carolina rate cases. In 2018, severance charges relate to company-wide initiatives, excluding merger integration, to standardize process and systems, leverage technology, and workforce optimization.

•
Workplace and Workforce Realignment represents costs attributable to business transformation, including long-term real estate strategy changes and workforce realignment.

Duke Energy’s adjusted EPS and O&M expense may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 59

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table provides compensation information for our CEO (Ms. Good), our CFO (Mr. Young) and our three other most highly compensated executive officers who were employed on December 31, 2021, (Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe). The table provides information for 2019 and 2020 only to the extent that each NEO was included in the Duke Energy Summary Compensation Table for those years.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Lynn J. Good Chair, President and CEO	2021	1,390,500	0	11,196,187	0	3,288,915	277,111	298,523	16,451,236
	2020	1,390,500	0	11,431,738	0	1,169,578	246,046	306,536	14,544,398
	2019	1,383,750	0	10,122,579	0	2,793,389	355,908	373,810	15,029,436
Steven K. Young Executive Vice President and CFO	2021	775,675	0	2,342,106	0	1,000,737	77,252	169,118	4,364,888
	2020	769,519	0	2,391,345	0	353,050	261,816	125,879	3,901,609
	2019	734,003	0	1,792,619	0	868,773	280,504	104,100	3,779,999
Dhiaa M. Jamil Executive Vice President and COO	2021	873,055	0	2,855,835	0	1,071,369	111,034	187,276	5,098,569
	2020	867,458	0	2,915,910	0	397,984	267,957	138,391	4,587,700
	2019	834,094	0	2,444,461	0	987,243	294,809	97,707	4,658,314
Julia S. Janson Executive Vice President and CEO, Duke Energy Carolinas	2021	750,750	0	2,766,855	0	968,580	0	162,015	4,648,200
	2020	744,792	0	2,314,530	0	341,705	522,811	125,010	4,048,848
	2019	674,167	0	1,616,702	0	797,951	772,885	93,652	3,955,357
Kodwo Ghartey-Tagoe Executive Vice President, Chief Legal Officer and Corporate Secretary	2021	595,833	200,000(5)	1,674,540	0	659,468	34,498	115,386	3,279,725

(1)
Grant Date Fair Value of Stock Awards for Accounting Purposes: This column does not reflect the value of stock awards that were actually earned or received by our NEOs during each of the years listed above. Rather, as required by applicable SEC rules, this column reflects the aggregate grant date fair value of the performance shares (based on the probable outcome of the performance conditions as of the date of grant) and RSUs granted to our NEOs in the applicable year. The aggregate grant date fair value of the performance shares provided in 2021 to Ms. Good, Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe, assuming that the highest level of performance would be achieved, is $15,718,027; $3,287,995; $4,009,238; $3,182,391; and $2,350,784; respectively. The aggregate grant date fair value of the awards was determined in accordance with the accounting guidance for stock-based compensation. See Note 21 of the Consolidated Financial Statements contained in our 2021 Form 10-K for an explanation of the assumptions made in valuing these awards.

(2)
With respect to the applicable performance period, this column reflects amounts payable under the STI plan. Unless deferred, the 2021 amounts were paid in March 2022.

(3)
This column includes the amounts listed below. The amounts listed were earned over the 12-month period ending on December 31, 2021.

	Good ($)	Young ($)	Jamil ($)	Janson ($)	Ghartey- Tagoe ($)
Change in Actuarial Present Value of Accumulated Benefit Under:
RCBP	42,364	45,754	54,068	(7,186)	31,523
ECBP	234,747	31,498	56,966	(65,279)	2,975
Total	277,111	77,252	111,034	(72,465)*	34,498

*
As required by applicable SEC rules, the aggregate change in actuarial present value of Ms. Janson’s benefits under the RCBP and the ECBP are reflected in this column as $0.

60 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

EXECUTIVE COMPENSATION
(4)
The All Other Compensation column includes the following for 2021:

	Good ($)	Young ($)	Jamil ($)	Janson ($)	Ghartey- Tagoe ($)
Matching and Employer Retirement Contributions Under the Retirement Savings Plan	17,400	17,400	17,400	17,400	17,400
Make-Whole Matching, Cash Balance Contribution Credits and Employer Retirement Contributions Under the Executive Savings Plan	243,969	142,583	166,776	136,417	87,294
Personal Use of the Corporate Aircraft*	30,525	0	0	1,282	4,487
Charitable Contributions Made in the Name of the Executive	2,500	2,500	2,500	2,500	2,500
Financial Planning Program	0	3,075	0	3,685	1,125
Relocation Expenses	0	0	0	0	2,030
Other**	4,129	3,560	600	731	550
Total	298,523	169,118	187,276	162,015	115,386

*
Regarding use of corporate aircraft, NEOs are required to reimburse Duke Energy the direct operating costs of any personal travel, except Ms. Good is not required to reimburse Duke Energy for the cost of travel to her executive physical or to meetings of the board of directors of other companies on which board she serves. With respect to flights on a leased or chartered airplane, direct operating costs equal the amount that the third party charges Duke Energy for such trip. With respect to flights on the corporate aircraft, direct operating costs include the amounts permitted by the Federal Aviation Regulations for non-commercial carriers, including hangar fees, fuel, crew travel expenses, airplane maintenance, aircraft depreciation, catering, labor, and aircraft leases. NEOs are permitted to invite their spouse or other guests to accompany them on business trips when space is available; however, in such events, the NEO is imputed income in accordance with IRS guidelines. The incremental cost included in the table above is the amount of the IRS-specified tax deduction disallowance, if any, with respect to the NEO’s personal travel. Duke Energy does not provide any tax gross-ups to the NEOs, including with respect to personal use of corporate aircraft.

**
lncludes the cost of benefits under the executive physical exam program, an airline club membership, reimbursement of a portion of the monthly expense for a personal mobile device, and occasional personal use of tickets to athletic and cultural events.

(5)
Reflects a retention payment provided to Mr. Ghartey-Tagoe pursuant to an agreement effective as of February 1, 2019, and amended on December 15, 2021.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 61

EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Lynn J. Good	Cash STI(1)		573,581	2,294,325	4,301,859
	LTI Perf. Shares(2)	2/24/2021				40,120	89,155	178,310		7,859,013
	RSUs(3)	2/24/2021							38,209	3,337,174
Steven K. Young	Cash STI(1)		174,527	698,107	1,308,952
	LTI Perf. Shares(2)	2/24/2021				8,393	18,650	37,300		1,643,997
	RSUs(3)	2/24/2021							7,993	698,109
Dhiaa M. Jamil	Cash STI(1)		196,437	785,749	1,473,280
	LTI Perf. Shares(2)	2/24/2021				10,233	22,741	45,482		2,004,619
	RSUs(3)	2/24/2021							9,746	851,216
Julia S. Janson	Cash STI(1)		168,919	675,675	1,266,891
	LTI Perf. Shares(2)	2/24/2021				8,123	18,051	36,102		1,591,196
	RSUs(3)	2/24/2021							7,736	675,662
	RSUs(3)	12/15/2021							4,816	499,997
Kodwo	Cash STI(1)		119,167	476,667	893,750
Ghartey-Tagoe	LTI Perf. Shares(2)	2/24/2021				6,000	13,334	26,668		1,175,392
	RSUs(3)	2/24/2021							5,715	499,148

(1)
Reflects the STI opportunity granted to our NEOs in 2021 under the Duke Energy Corporation Executive Short-Term Incentive Plan. The information included in the “Threshold,” “Target,” and “Maximum” columns reflects the range of potential payouts under the plan established by the Compensation and People Development Committee. The actual amounts earned by each executive under the terms of such plan are disclosed in the Summary Compensation Table on page 60 of this proxy statement.

(2)
Reflects the performance shares granted to our NEOs on February 24, 2021, under the LTI program, pursuant to the terms of the Duke Energy Corporation 2015 Long-Term Incentive Plan. The information included in the “Threshold,” “Target,” and “Maximum” columns reflects the range of potential payouts established by the Compensation and People Development Committee. Earned performance shares will be paid following the end of the 2021 – 2023 performance period, based on the extent to which the performance goals have been achieved. Any shares not earned are forfeited. In addition, following a determination that the performance goals have been achieved, participants will receive a cash payment equal to the amount of cash dividends paid on one share of Duke Energy common stock during the performance period multiplied by the number of performance shares earned.

(3)
Reflects RSUs granted to our NEOs on February 24, 2021, under our LTI program, pursuant to the terms of the Duke Energy Corporation 2015 Long-Term Incentive Plan. These RSUs generally vest in equal portions on each of the first three anniversaries of the grant date, provided the recipient continues to be employed by Duke Energy on each vesting date. In addition, reflects RSUs granted to Ms. Janson on December 15, 2021, that are scheduled to vest on the first anniversary of the grant date. If dividends are paid during the vesting period, then the participants will receive a current cash payment equal to the amount of cash dividends paid on one share of Duke Energy common stock during the vesting period multiplied by the number of unvested RSUs.

(4)
Reflects the grant date fair value of each RSU and performance share award (based on the probable outcome of the performance conditions as of the date of grant) granted to our NEOs in 2021, as computed in accordance with the accounting guidance for stock-based compensation.

62 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table shows the outstanding equity awards held by our NEOs as of December 31, 2021.
		Stock Awards
Name	Grant Type	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Lynn J. Good	RSUs	71,827	7,534,652
	Performance Shares (2020 – 2022)			153,556	16,108,024
	Performance Shares (2021 – 2023)			178,310	18,704,719
Steven K. Young	RSUs	14,651	1,536,890
	Performance Shares (2020 – 2022)			32,122	3,369,598
	Performance Shares (2021 – 2023)			37,300	3,912,770
Dhiaa M. Jamil	RSUs	18,163	1,905,299
	Performance Shares (2020 – 2022)			39,168	4,108,723
	Performance Shares (2021 – 2023)			45,482	4,771,062
Julia S. Janson	RSUs	18,860	1,978,414
	Performance Shares (2020 – 2022)			31,090	3,261,341
	Performance Shares (2021 – 2023)			36,102	3,787,100
Kodwo Ghartey-Tagoe	RSUs	8,726	915,357
	Performance Shares (2020 – 2022)			18,980	1,991,002
	Performance Shares (2021 – 2023)			26,668	2,797,473

(1)
Ms. Good, Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe received RSUs on February 27, 2019, February 19, 2020, and February 24, 2021, which vest, subject to certain exceptions, in equal installments on the first three anniversaries of the date of grant. In addition, Ms. Janson also received additional RSUs on December 15, 2021, which vest, subject to certain exceptions, on the first anniversary of the date of grant.

(2)
Market value is based on the closing price per share of our common stock on December 31, 2021, of $104.90.

(3)
Ms. Good, Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe received performance shares on February 19, 2020, and on February 24, 2021, that, subject to certain exceptions, are eligible for vesting on December 31, 2022, and December 31, 2023, respectively. Pursuant to applicable SEC rules, the performance shares granted in 2020 and 2021 are listed at the maximum number of shares.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 63

EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Lynn J. Good	134,952	14,532,534
Steven K. Young	23,993	2,582,646
Dhiaa M. Jamil	32,440	3,497,092
Julia S. Janson	21,790	2,342,603
Kodwo Ghartey-Tagoe	4,519	466,024

(1)
Includes vested RSUs and performance shares covering the 2019 – 2021 performance period, for all NEOs. On February 8, 2022, the Compensation and People Development Committee certified the achievement of the applicable performance measures for the performance share cycle ending in 2021.

(2)
The value realized upon vesting of stock awards was calculated based on the closing price of a share of Duke Energy common stock on the respective vesting date and includes the following cash payments for dividend equivalents on earned performance shares: Ms. Good: $1,041,779; Mr. Young: $184,491; Mr. Jamil: $251,583; Ms. Janson: $166,387; and Mr. Ghartey-Tagoe: $26,618.

PENSION BENEFITS
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Lynn J. Good	RCBP	18.67	492,998	0
	ECBP	18.42	6,891,127	0
Steven K. Young	RCBP	41.51	991,489	0
	ECBP	41.26	1,481,730	0
Dhiaa M. Jamil	RCBP	40.34	1,015,131	0
	ECBP	40.09	1,918,663	0
Julia S. Janson	RCBP	34.00	1,795,128	0
	ECBP	33.75	4,457,807	0
Kodwo Ghartey-Tagoe	RCBP	19.58	624,303	0
	ECBP	19.33	449,154	0
Duke Energy provides pension benefits that are intended to assist our retirees with their retirement income needs. A more detailed description of the plans that comprise Duke Energy’s pension program follows.
Duke Energy Retirement Cash Balance Plan
Ms. Good, Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe actively participate in the RCBP, which is a noncontributory, defined benefit retirement plan that is intended to satisfy the requirements for qualification under Section 401(a) of the Internal Revenue Code. The RCBP generally covers employees of Duke Energy and affiliates, with certain exceptions for individuals employed or re-employed on or after January 1, 2014. The RCBP currently provides benefits under a “cash balance account” formula. Certain prior plan formulas are described below. Ms. Good, Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe have satisfied the eligibility requirements to receive his or her RCBP account benefit upon termination of employment. The RCBP benefit is payable in the form of a lump sum in the amount credited to a hypothetical account at the time of benefit commencement. Payment is also available in annuity forms based on the actuarial equivalent of the account balance.
The amount credited to the hypothetical account is increased with monthly pay credits equal to: (i) for participants with combined age and service of less than 35 points, 4% of eligible monthly compensation; (ii) for participants with combined age and service of 35 to 49 points, 5% of eligible monthly compensation; (iii) for participants with combined age and service of 50 to 64 points, 6% of eligible monthly compensation; and (iv) for participants with combined age and service of 65 or more points, 7% of eligible monthly compensation. If the participant earns more than the Social Security wage base, the account is credited with additional pay credits equal to 4% of eligible compensation above the Social Security wage base. Interest credits are credited monthly. The interest rate for benefits accrued after 2012 is

64 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

EXECUTIVE COMPENSATION
based on an annual interest factor of 4% and for benefits accrued before 2013 is based generally on the annual yield on the 30-year Treasury rate (determined quarterly), subject to a minimum of 4% and a maximum of 9%.
For the RCBP, eligible monthly compensation is equal to Form W-2 wages, plus elective deferrals under a 401(k), cafeteria, or 132(f) transportation plan, and deferrals under the Executive Savings Plan. Compensation does not include severance pay, payment for unused vacation (including banked vacation and banked time), expense reimbursements, allowances, cash or noncash fringe benefits, moving expenses, bonuses for performance periods in excess of one year, transition pay, LTI compensation (including income resulting from any stock-based awards, such as stock options, stock appreciation rights, RSUs, or restricted stock), military leave of absence pay (including differential wage payments), and other compensation items to the extent described as not included for purposes of benefit plans or the RCBP. The benefit under the RCBP is limited by maximum benefits and compensation limits under the Internal Revenue Code.
Effective at the end of 2012, the Cinergy Plan was merged into the RCBP. The balances that Ms. Good and Ms. Janson had under the Cinergy Plan’s “cash balance account” formula at the end of 2012 were credited to their hypothetical accounts under the RCBP. Prior to 2011, the Cinergy Plan also provided benefits under the Traditional Program formula, which provides benefits based on service and FAP. Pursuant to a choice program offered to all non-union participants in the Traditional Program formula in 2006, Ms. Janson elected to participate in the Cinergy Plan’s cash balance account formula. Her accrued benefit under the Traditional Program, which is based on service through April 1, 2007, and on pay through December 31, 2016, (with banked vacation taken into account at December 31, 2016) was retained in the plan as well. Ms. Good has always participated in the Cinergy Plan’s cash balance account formula.
Under the Traditional Program, in which Ms. Janson participated prior to April 1, 2007, and which was frozen as of December 31, 2016, each participant earns a benefit under a final average pay formula, which calculates pension benefits based on a participant’s “highest average earnings” and years of plan participation. The Traditional Program benefit is payable following normal retirement at age 65, following early retirement at or after age 50 with three or more years of service (with reduction in the life annuity for commencement before age 62 in accordance with prescribed factors) and at or after age 55 with combined age and service of 85 points (with no reduction in the life annuity for commencement before normal retirement age). Ms. Janson is eligible for an early retirement benefit, the amount of which would not be reduced as of December 31, 2021, for early commencement. Payments to Ms. Janson are available in a variety of annuity forms and in the form of a lump sum that is the actuarial equivalent of the benefit payable to her under the Traditional Program.
The Traditional Program benefit formula is the sum of (a), (b), and (c), where (a) is 1.1% of FAP times years of participation (up to a maximum of 35 years); (b) is 0.5% times FAP in excess of monthly Social Security covered compensation times years of participation (up to a maximum of 35 years); and (c) is 1.55% of FAP times years of participation in excess of 35. The benefit under the Traditional Program will not be less than the minimum formula, which is the sum of (x) and (y), where (x) is the lesser of (i) 1.12% of FAP times years of participation (up to a maximum of 35 years) plus 0.5% times FAP in excess of monthly Social Security covered compensation times years of participation (up to a maximum of 35 years), or (ii) 1.163% of FAP times years of participation (up to a maximum of 35 years); and (y) is 1.492% of FAP times years of participation over 35 years. Social Security covered compensation is the average of the Social Security wage bases during the 35 calendar years ending in the year the participant reaches Social Security retirement age.
Under the Traditional Program, as part of the administrative record keeping process established in 1998, creditable service for Ms. Janson and similarly situated employees was established from the beginning of the year of hire. The number of actual years of service by Ms. Janson with us or an affiliated company, established from the beginning of the year of hire, is the same as the number of credited years of service under the RCBP (and the ECBP), and, therefore, no benefit augmentation resulted under the RCBP (and the ECBP) to Ms. Janson as a result of any difference in the number of years of actual and credited service. Ms. Janson’s years of participation under the Traditional Program are frozen as of April 1, 2007.
FAP is the average of the participant’s total pay during the three consecutive years of highest pay from the last ten years of participation at December 31, 2016, (including banked vacation taken into account at December 31, 2016, determined by multiplying the participant’s weeks of unused banked vacation as of December 31, 2016, by the participant’s rate of pay as of December 31, 2016). This is determined, at December 31, 2016, using the three consecutive calendar years or last 36 months of participation that yield the highest FAP. Ms. Janson’s FAP under the Traditional Program is frozen as of December 31, 2016.
Total pay under the Traditional Program includes base salary or wages, overtime pay, shift premiums, work schedule recognition pay, holiday premiums, retirement bank vacation pay, performance lump-sum pay, annual cash incentive plan awards, and annual performance cash awards. Total pay does not include reimbursements or other expense allowances, imputed income, fringe benefits, moving and relocation expenses, deferred compensation, welfare benefits, long-term performance awards, and executive individual incentive awards. The benefit under the Traditional Program is limited by maximum benefits and compensation limits under the Internal Revenue Code.

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Duke Energy Corporation Executive Cash Balance Plan
Ms. Good, Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe previously earned pay credits under the ECBP, which is a noncontributory, defined benefit retirement plan that is not intended to satisfy the requirements for qualification under Section 401(a) of the Internal Revenue Code. Effective September 30, 2020, the ECBP was frozen with respect to future pay credits, but interest credits continue to be credited on ECBP account balances after September 30, 2020. Prior to this freeze in future benefits, the ECBP generally provided benefits to all employees who participated in the RCBP and whose compensation exceeded the limits under the Internal Revenue Code, including the NEOs listed above. As described on page 67 of this proxy statement, effective October 1, 2020, each employee who was eligible to earn a benefit under the ECBP as in effect immediately prior to October 1, 2020, became eligible to earn a corresponding benefit under the Executive Savings Plan. Prior to the freeze, benefits’ earned under the ECBP were attributable to (i) compensation in excess of the annual compensation limit under the Internal Revenue Code that applies to the determination of pay credits under the RCBP; (ii) restoration of benefits in excess of a defined benefit plan maximum annual benefit limit under the Internal Revenue Code that applies to the RCBP; and (iii) supplemental benefits granted to a particular participant. Generally, benefits earned under the RCBP and the ECBP vest upon completion of three years of service, and, with certain exceptions, vested benefits generally become payable upon termination of employment with Duke Energy.
Amounts were credited to a hypothetical account established for Ms. Good under the ECBP pursuant to an amendment that was negotiated in connection with the merger of Cinergy
Corp. and Duke Energy. Ms. Good was not eligible to earn any additional benefits under any nonqualified defined benefit plan (other than future interest credits under the ECBP) until she reached age 62 while still employed with Duke Energy. Upon reaching this threshold in April 2021, Ms. Good became eligible to receive monthly company cash balance contributions under the Executive Savings Plan (rather than under the ECBP, which was frozen in 2020 as previously described).
Present Value Assumptions
Because the pension amounts shown in the Pension Benefits Table on page 64 of this proxy statement are the present values of current accrued retirement benefits, numerous assumptions must be applied. The values are based on the same assumptions as used in our 2021 Form 10-K, except as required by applicable SEC rules. Such assumptions include a 2.9% discount rate and an interest crediting rate of 4.00% for all cash balance accounts. The assumed form of payment for the RCBP is that a lump sum will be elected 86% of the time and an annuity (i.e., single life annuity, if single, and 100% joint and survivor annuity, if married) will be elected 14% of the time, and the assumed form of payment under the ECBP is a lump sum. The post-retirement mortality assumption is consistent with that used in our 2021 Form 10-K. Benefits are assumed to commence at age 55 for Ms. Janson, age 62 for Ms. Good, and at age 65 for Mr. Young, Mr. Jamil, and Mr. Ghartey-Tagoe, or the NEO’s current age (if later), and each NEO is assumed to remain employed until that age.

NONQUALIFIED DEFERRED COMPENSATION
Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Lynn J. Good	280,765	243,969	323,893	0	5,269,971
Executive Savings Plan
Steven K. Young	106,585	142,583	439,324	0	2,724,250
Executive Savings Plan
Dhiaa M. Jamil	267,842	166,776	567,967	0	6,283,599
Executive Savings Plan
Julia S. Janson	141,903	136,417	427,462	0	2,687,589
Executive Savings Plan
Kodwo Ghartey-Tagoe	84,458	87,294	120,977	0	892,170
Executive Savings Plan

(1)
Includes $83,430; $46,541; $45,045; and $11,917 of salary deferrals credited to the plan in 2021 on behalf of Ms. Good, Mr. Young, Ms. Janson, and Mr. Ghartey-Tagoe, respectively, which are included in the salary column of the Summary Compensation Table on page 60 of this proxy statement. Includes $197,335; $60,044; $267,842; $96,858; and $72,541 of STI deferrals earned in 2021 and credited to the plan in 2022 on behalf of Ms. Good, Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe, respectively, which are included in the Non-Equity Incentive Compensation Plan column of the Summary Compensation Table on page 60.

(2)
Includes $136,205; $50,323; $58,862; $48,147; and $29,353 of make-whole matching contribution credits made under the Executive Savings Plan on behalf of Ms. Good, Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe, respectively, as well as $107,764;

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$92,260; $107,914; $88,270; and $57,941 of make-whole cash balance contribution credits on behalf of Ms. Good, Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe, respectively, all of which are included in the All Other Compensation column of the Summary Compensation Table.
(3)
The aggregate balance as of December 31, 2021, for each NEO includes the following aggregate amount of prior deferrals of base salary and STI, as well as employer make-whole matching contributions, that were previously earned and reported as compensation on the Summary Compensation Table for the years 2008 through 2020: (i) Ms. Good – $3,352,531; (ii) Mr. Young – $819,752; (iii) Mr. Jamil – $2,127,201; and (iv) Ms. Janson – $741,228. These amounts have since been adjusted, pursuant to the terms of the Executive Savings Plan for investment performance (i.e., earnings and losses), deferrals, contributions, and distributions. The aggregate balance as of December 31, 2021, also includes amounts earned in 2021 but credited to the plan in 2022, including the amounts described in footnotes 1 and 2 beginning on the previous page.

Duke Energy Corporation Executive Savings Plan
The Executive Savings Plan generally provides all employees who participate in the Retirement Savings Plan and whose compensation exceeds the limits under the Internal Revenue Code, including the NEOs, with the ability to elect to defer a portion of their base salary and STI compensation. Participants actively employed as of the end of the year also receive a company matching contribution in excess of the contribution limits prescribed by the Internal Revenue Code under the Retirement Savings Plan, which is the 401(k) plan in which the NEOs participate.* Effective October 1, 2020, participants also became eligible to receive monthly company cash balance contributions to the Executive Savings Plan in excess of the contribution limits prescribed by the Internal Revenue Code under the RCBP, which is the pension plan in which the NEOs participate.** Similar make-whole cash balance contribution credits were provided, prior to October 1, 2020, under the ECBP, as described on page 66 of this proxy statement. The amendments to the Executive Savings Plan and ECBP, effective as of October 1, 2020, streamline the administration of the plans and do not change the contribution formula used to calculate benefits.
In general, payments are made following termination of employment or death in the form of a lump sum or installments, as selected by the participant. Participants may direct the deemed investment of their account (with certain exceptions) among investment options available under the Retirement Savings Plan, including the Duke Energy Common Stock Fund. Participants may change their investment elections on a daily basis. The benefits payable under the plan are unfunded and subject to the claims of Duke Energy’s creditors.

*
The Retirement Savings Plan is a tax-qualified “401(k) plan” that provides a means for employees to save for retirement on a tax-favored basis and to receive an employer matching contribution. The employer matching contribution is equal to 100% of the NEO’s before-tax and Roth 401(k) contributions (excluding “catch-up” contributions) with respect to 6% of eligible pay. For this purpose, “eligible pay” includes base salary and STI compensation. Earnings on amounts credited to the Retirement Savings Plan are determined based on the performance of investment funds (including a Duke Energy Common Stock Fund) selected by each participant.

**
The RCBP is a tax-qualified “cash balance” pension plan that provides a hypothetical account for each participant to which pay credits are credited monthly and to which interest credits are also credited. The Executive Savings Plan does not provide for interest credits, but, instead, allows for participants to direct the investment of their cash balance contributions. See the “Pension Benefits” section for a detailed description of the RCBP on page 64 of this proxy statement.

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EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Under certain circumstances, each NEO would be entitled to compensation in the event his or her employment terminates or upon a change in control. The amount of the compensation is contingent upon a variety of factors, including the circumstances under which he or she terminates employment. The relevant agreements that each NEO has entered into with Duke Energy are described below, followed by a table on page 71 of this proxy statement that quantifies the amount that would become payable to each NEO as a result of his or her termination of employment.
The amounts shown assume that such termination was effective as of December 31, 2021, and are merely estimates of the amounts that would be paid to our NEOs upon their termination. The actual amounts to be paid can only be determined at the time of such NEO’s termination of employment.
The table shown on page 71 does not include certain amounts that have been earned and that are payable without regard to the NEO’s termination of employment. Such amounts, however, are described immediately following the table.
Under each of the compensation arrangements described below for Ms. Good, Mr. Young, Mr. Jamil, Ms. Janson, and
Mr. Ghartey-Tagoe, “change in control” generally means the occurrence of one of the following: (i) the date any person or group becomes the beneficial owner of 30% or more of the combined voting power of Duke Energy’s then outstanding securities; (ii) during any period of two consecutive years, the directors serving at the beginning of such period or who are elected thereafter with the support of not less than two-thirds of those directors cease for any reason other than death, disability, or retirement to constitute at least a majority thereof; (iii) the consummation of a merger, consolidation, reorganization, or similar corporate transaction, which has been approved by the shareholders of Duke Energy, regardless of whether Duke Energy is the surviving company, unless Duke Energy’s outstanding voting securities immediately prior to the transaction continue to represent at least 50% of the combined voting power of the outstanding voting securities of the surviving entity immediately after the transaction; (iv) the consummation of a sale of all or substantially all of the assets of Duke Energy or a complete liquidation or dissolution, which has been approved by the shareholders of Duke Energy; or (v) under certain arrangements, the date of any other event that the Board determines should constitute a change in control.

Employment Agreement with Ms. Good
Effective July 1, 2013, Duke Energy entered into an employment agreement with Ms. Good that contained a three-year initial term and automatically renews for additional one-year periods at the end of the initial term unless either party provides 120 days’ advance notice. In the event of a change in control of Duke Energy, the term automatically extends to a period of two years. Upon a termination of Ms. Good’s employment by Duke Energy without “cause” or by Ms. Good for “good reason” (each as defined below), the following severance payments and benefits would be payable: (i) a lump-sum payment equal to a pro rata amount of her annual bonus for the portion of the year that the termination of employment occurs during which she was employed, determined based on the actual achievement of performance goals; (ii) a lump-sum payment equal to 2.99 times the sum of her annual base salary and target annual bonus opportunity; (iii) continued access to medical and dental benefits for 2.99 years, with monthly amounts relating to Duke Energy’s portion of the costs of such coverage paid by Duke Energy (reduced by coverage provided by future employers, if any) and a lump-sum payment equal to the cost of basic life insurance coverage for 2.99 years; (iv) one year of outplacement services; (v) if termination occurs within 30 days prior to, or two years after a change in control of Duke Energy, vesting in unvested retirement plan benefits that would have vested during the two years following the change in control and a lump-sum payment equal to the maximum contributions and allocations that would have been made or allocated if she had remained employed for an additional 2.99 years; and (vi) 2.99 additional years of vesting with respect to equity awards and an extended period to exercise outstanding vested stock options following termination of employment.
Ms. Good is not entitled to any form of tax gross-up in connection with Sections 280G and 4999 of the Internal Revenue Code. Instead, in the event that the severance payments or benefits otherwise would constitute an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code), the amount of payments or benefits would be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Internal Revenue Code if such reduction would cause Ms. Good to retain an after-tax amount in excess of what would be retained if no reduction were made.
Under Ms. Good’s employment agreement, “cause” generally means, unless cured within 30 days: (i) a material failure by Ms. Good to carry out, or malfeasance or gross insubordination in carrying out, reasonably assigned duties or instructions consistent with her position; (ii) the final conviction of Ms. Good of a felony or crime involving moral turpitude; (iii) an egregious act of dishonesty by Ms. Good in connection with employment, or a malicious action by

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Ms. Good toward the customers or employees of Duke Energy; (iv) a material breach by Ms. Good of Duke Energy’s Code of Business Ethics; or (v) the failure of Ms. Good to cooperate fully with governmental investigations involving Duke Energy. “Good reason,” for this purpose, generally means, unless cured within 30 days: (i) a material reduction in Ms. Good’s annual base salary or target annual bonus opportunity (exclusive of any across-the-board reduction similarly affecting substantially all similarly situated employees); or (ii) a material diminution in Ms. Good’s positions (including status, offices, titles, and reporting relationships), authority, duties or responsibilities or any failure by the Board to nominate Ms. Good for re-election as a member of the Board.
Ms. Good’s employment agreement contains restrictive covenants related to confidentiality, mutual no disparagement, noncompetition, and nonsolicitation obligations. The noncompetition and nonsolicitation obligations survive for two years following her termination of employment.

Other Named Executive Officers
Duke Energy entered into a Change in Control Agreement with Mr. Young effective as of July 1, 2005, and with Mr. Jamil effective as of February 26, 2008, both of which were amended and restated effective as of August 26, 2008, and subsequently amended effective as of January 8, 2011. Duke Energy entered into a Change in Control Agreement with Ms. Janson effective as of December 17, 2012, and with Mr. Ghartey-Tagoe effective as of October 1, 2019. The agreements have an initial term of two years commencing as of the original effective date, after which the agreements automatically extend, unless six months’ prior written notice is provided, on a month-to-month basis.
The Change in Control Agreements provide for payments and benefits to the executive in the event of termination of employment within two years after a “change in control” by Duke Energy without “cause” or by the executive for “good reason” (each as defined below) as follows: (i) a lump-sum cash payment equal to a pro rata amount of the executive’s target bonus for the year in which the termination occurs; (ii) a lump-sum cash payment equal to two times the sum of the executive’s annual base salary and target annual bonus opportunity in effect immediately prior to termination or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting “good reason;” (iii) continued medical, dental, and basic life insurance coverage for a two-year period or a lump-sum cash payment of equivalent value (reduced by coverage obtained by subsequent employers); and (iv) a lump-sum cash payment of the amount Duke Energy would have allocated or contributed to the executive’s qualified and nonqualified defined benefit pension plan and defined contribution savings plan accounts during the two years following the termination date, plus the unvested portion, if any, of the executive’s accounts as of the date of termination that would have vested during the remaining term of the agreement. The agreements also provide for enhanced benefits (i.e., two years of additional vesting) with respect to equity awards.
Under the Change in Control Agreements, each NEO also is entitled to reimbursement of up to $50,000 for the cost of certain legal fees incurred in connection with claims under the agreements. In the event that any of the payments or benefits provided for in the Change in Control Agreement otherwise would constitute an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code), the amount of payments or benefits would be reduced to the maximum level that would not result in excise tax under Section 4999 of the Internal Revenue Code if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made. In the event a NEO becomes entitled to payments and benefits under a Change in Control Agreement, he or she would be subject to a one-year noncompetition and nonsolicitation provision from the date of termination, in addition to certain confidentiality and cooperation provisions.
The Executive Severance Plan provides certain executives, including Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe with severance payments and benefits upon a termination of employment under certain circumstances. Pursuant to the terms of the Executive Severance Plan, Tier I Participants, which include our NEOs, would be entitled, subject to the execution of a waiver and release of claims, to the following payments and benefits in the event of a termination of employment by (a) Duke Energy other than for “cause” (as defined below), death or disability, or (b) the participant for “good reason” (as defined below): (i) a lump-sum payment equal to a pro rata amount of the participant’s annual bonus for the year that the termination of employment occurs, determined based on the actual achievement of performance goals under the applicable performance-based bonus plan; (ii) a lump-sum payment equal to two times the sum of the participant’s annual base salary and target annual bonus opportunity in effect immediately prior to termination of employment or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting “good reason;” (iii) continued access to medical and dental insurance for a two-year period following termination of employment, with monthly amounts relating to Duke Energy’s portion of the costs of such coverage paid to the participant by Duke Energy (reduced by coverage provided to the participant by future employers, if any) and a lump-sum payment equal to the cost of two years of basic life insurance coverage; (iv) one year of outplacement services; and (v) two additional years of vesting with respect to equity awards and an extended period to exercise outstanding vested stock options following termination of employment.
The Executive Severance Plan also provides that, in the event any of the payments or benefits provided for in the Executive Severance Plan otherwise would constitute an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code), the amount of payments or benefits

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EXECUTIVE COMPENSATION
would be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Internal Revenue Code if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made. In the event a participant becomes entitled to payments and benefits under the Executive Severance Plan, he or she would be subject to certain restrictive covenants, including those related to noncompetition, nonsolicitation, and confidentiality.
Duke Energy has the right to terminate any participant’s participation in the Executive Severance Plan but must provide the participant with one year’s notice and the participant would continue to be eligible for all severance payments and benefits under the Executive Severance Plan during the notice period. Any employee who is eligible for severance payments and benefits under a separate agreement or plan maintained by Duke Energy (such as a Change in Control Agreement) would receive compensation and benefits under such other agreement or plan (and not the Executive Severance Plan).
For purposes of the Change in Control Agreements and the Executive Severance Plan, “cause” generally means, unless cured within 30 days: (i) a material failure by the executive to carry out, or malfeasance or gross insubordination in carrying out, reasonably assigned duties or instructions consistent with the executive’s position; (ii) the final conviction of the executive of a felony or crime involving moral turpitude; (iii) an egregious act of dishonesty by the executive in connection with employment, or a malicious action by the executive toward the customers or employees of Duke Energy; (iv) a material breach by the executive of Duke Energy’s Code of Business Ethics; or (v) the failure of the executive to cooperate fully with governmental investigations involving Duke Energy. “Good reason,” for this purpose, generally means: (i) a material reduction in the executive’s annual base salary or target annual bonus opportunity as in effect either immediately prior to the change in control or the termination under the Executive Severance Plan (exclusive of any across-the-board reduction similarly affecting substantially all similarly situated employees); or (ii) a material diminution in the participant’s positions (including status, offices, titles, and reporting relationships), authority, duties, or responsibilities as in effect either immediately prior to the change in control or immediately prior to a Tier I Participant’s termination of employment under the Executive Severance Plan.

Equity Awards – Consequences of Termination of Employment
Each year Duke Energy grants long-term incentives to our executive officers, and the terms of these awards vary somewhat from year to year. The following table summarizes the consequences under Duke Energy’s LTI award agreements, without giving effect to Ms. Good’s employment agreement, the Change in Control Agreements, or the Executive Severance Plan, that would generally occur with respect to outstanding equity awards in the event of the termination of employment of Ms. Good, Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe.

Award Type	Event	Consequences
RSUs	Retirement*	Unvested RSUs prorated and vest
	Voluntary termination**	Unvested RSUs are forfeited
	Death or disability	Unvested RSUs immediately vest
	Change in control	No impact absent termination of employment; immediate vesting of unvested RSUs if involuntarily terminated after a change in control
Performance Share Awards	Retirement* Death & Disability	Prorated portion vests based on actual performance
	Voluntary termination**	Award is forfeited
	Change in Control	No impact absent termination of employment; prorated portion vests based on actual performance if involuntarily terminated after a change in control

*
Age 55 with at least 10 years of service. In the event a member of the Senior Management Committee (including the NEOs) retires on or after age 60 with at least five years of service following the completion of at least one year of the performance cycle, performance shares granted after 2019 continue to vest (without proration) based on actual performance.

**
Not retirement eligible.

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EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR
A CHANGE IN CONTROL
Name and Triggering Event	Cash Severance Payment ($)(1)	Incremental Retirement Plan Benefit ($)(2)	Welfare and Other Benefits ($)(3)	Stock Awards ($)
Lynn J. Good
• Voluntary termination without good reason	0	0	0	22,556,442
• Involuntary or good reason termination under Employment Agreement	11,017,627	0	62,485	26,998,000
• Involuntary or good reason termination after a change in control	11,017,627	1,854,853	62,485	26,156,397
• Death or Disability(4)	0	0	0	16,973,712
Steven K. Young
• Voluntary termination without good reason	0	0	0	4,685,007
• Involuntary or good reason termination under Executive Severance Plan	2,947,565	0	36,454	5,565,891
• Involuntary or good reason termination after a change in control	2,947,565	489,158	41,074	5,431,946
• Death or Disability(4)	0	0	0	3,511,433
Dhiaa M. Jamil
• Voluntary termination without good reason	0	0	0	5,739,448
• Involuntary or good reason termination under Executive Severance Plan	3,317,607	0	17,280	6,818,310
• Involuntary or good reason termination after a change in control	3,317,607	552,065	19,012	6,655,044
• Death or Disability(4)	0	0	0	4,312,914
Julia S. Janson
• Voluntary termination without good reason	0	0	0	2,538,364
• Involuntary or good reason termination under Executive Severance Plan	2,852,850	0	39,662	5,887,277
• Involuntary or good reason termination after a change in control	2,852,850	473,057	45,498	5,757,704
• Death or Disability(4)	0	0	0	3,889,507
Kodwo Ghartey-Tagoe
• Voluntary termination without good reason	0	0	0	1,579,865
• Involuntary or good reason termination under Executive Severance Plan	2,178,000	0	39,194	3,561,515
• Involuntary or good reason termination after a change in control	2,178,000	358,332	45,030	3,471,672
• Death or Disability(4)	0	0	0	2,172,167

(1)
The amounts listed under Cash Severance Payment are payable under (i) the terms of Ms. Good’s employment agreement; (ii) the Change in Control Agreements of Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe; or (iii) the Executive Severance Plan.

(2)
The amounts listed under Incremental Retirement Plan Benefit are payable under the terms of Ms. Good’s employment agreement and the Change in Control Agreements of Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe. They represent the additional amount that would have been contributed to the RCBP, ECBP, Retirement Savings Plan, and the Executive Savings Plan in the event the NEO had continued to be employed by Duke Energy for (i) 2.99 years for Ms. Good or (ii) two additional years after the actual date of termination for the other NEOs.

(3)
The amounts listed under Welfare and Other Benefits include the amount that would be paid to each NEO in lieu of providing continued welfare benefits and basic life coverage. This continued coverage represents (i) 2.99 years for Ms. Good or (ii) two years for the other NEOs. In addition to the amounts shown above, access to outplacement services for a period of up to one year after termination will be provided to Ms. Good if terminating under her employment agreement or to any NEO terminating under the Executive Severance Plan.

(4)
In the event of a termination of employment due to long-term disability, because the payment of RSUs would be delayed for an additional six months as required by applicable tax rules, additional dividend equivalent payments would be made in the amount of $106,644; $21,940; $27,046; $30,589; and $13,684 for Ms. Good, Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe, respectively.

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Assumptions and Other Considerations
The amounts listed on the previous page have been determined based on a variety of assumptions, including with respect to the limits on qualified retirement plan benefits under the Internal Revenue Code. The actual amounts to be paid out can only be determined at the time of each NEO’s termination of employment. The amounts described in the table do not include compensation to which each NEO would be entitled without regard to his or her termination of employment, including: (i) base salary and STI that have been earned but not yet paid; (ii) amounts that have been earned, but not yet paid, under the terms of the plans listed under the Pension Benefits and Nonqualified Deferred Compensation tables; (iii) unused vacation; and (iv) the potential reimbursement of legal fees.
The amounts shown on the previous page do not reflect the fact that, under Ms. Good’s employment agreement and under the Change in Control Agreements that Duke Energy has entered into with Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe, in the event that payments to any such executive in connection with a change in control otherwise would result in a golden parachute excise tax and lost tax deduction under Sections 280G and 4999 of the Internal Revenue Code, such amounts would be reduced under certain circumstances so that such tax would not apply.
The amounts shown on the previous page with respect to stock awards were calculated based on a variety of assumptions, including the following: (i) the NEO terminated employment on December 31, 2021; (ii) a stock price for Duke Energy common stock equal to $104.90, which was the closing price on December 31, 2021; (iii) the continuation of Duke Energy’s dividend at the rate in effect during the first quarter of 2022; and (iv) performance at the target level with respect to performance shares.

Chief Executive Officer Pay Ratio
As required by SEC rules, we are providing the following information about the ratio of the 2021 annual total compensation of Lynn Good, our CEO, to the annual total compensation of our median employee.
We estimated the median of the 2021 annual total compensation of our employees, excluding our CEO, to be $115,895. The annual total compensation of our CEO, as calculated for the Summary Compensation Table, was $16,451,236. The ratio of the annual total compensation of our CEO to the estimated median of the annual total compensation of our employees was 142 to 1.
The SEC rules permit us to identify our median employee once every three years. If, however, we determine it is not appropriate to use the median employee identified in one year (2020) in a subsequent year (2021) because of a change in circumstances that would result in a significant change in the pay ratio disclosure, then we are permitted to select another median employee whose compensation is substantially similar to the original median employee. The median employee we used for 2021 is the same as the median employee we identified for 2020.
To identify the median employee, we reviewed our employee population as of October 31, 2019. We used wages reported in Box 1 of IRS Form W-2 during the ten-month period ending on October 31, 2019, as a consistently applied compensation measure. We did not annualize the wages or make cost of living adjustments. Based on this methodology, we identified a group of employees whose compensation was at the median of the employee data. From this group, we selected an individual who we reasonably believed represented our median employee.
We calculated the annual total compensation using the rules applicable to the Summary Compensation Table. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column for 2021 in the Summary Compensation Table on page 60.
The pay ratio rules provide companies with flexibility to select the methodology and assumptions used to identify the median employee, calculate the median employee’s compensation and estimate the pay ratio. As a result, our methodology may differ from those used by other companies, which likely will make it very difficult to compare pay ratios with other companies, including those within our industry.

72 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

SHAREHOLDER PROPOSAL
Duke Energy received Proposal 4 from one of our shareholders. Additional information regarding the address and number of securities held by the proponent will be provided upon request to the Executive Vice President, Chief Legal Officer and Corporate Secretary, Kodwo Ghartey-Tagoe, at Duke Energy Corporation, EC03X, P.O. Box 1414, Charlotte, NC 28201-1414 or by sending request via email to InvestDUK@duke-energy.com.
If the proponent of this proposal, or the proponent’s representative, presents the proposal at our Annual Meeting and submits the proposal for a vote, then the proposal will be voted upon. The shareholder proposal and supporting Statement is included exactly as submitted to us by the proponent. The Board recommends voting “AGAINST” proposal 4.

PROPOSAL 4:
SHAREHOLDER PROPOSAL REGARDING SHAREHOLDER RIGHT TO CALL FOR A SPECIAL SHAREHOLDER MEETING

John Chevedden submitted the following proposal:
Proposal 4 – Shareholder Right to Call for a Special Shareholder Meeting
Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.
It is important to adopt this proposal because all shares not held for one continuous year are 100% disqualified from formally participating in the call for a special shareholder meeting. Under this ill-conceived Duke Energy rule management discriminates against shareholders who bought Duke Energy stock during the past 12 months.
Such shareholders are now second-class shareholders as far as having input to management. And shareholders who recently made the investment decision to buy Duke Energy stock or increase their holdings can be the most informed shareholders.
It is important to adopt this proposal to make up for our useless version of a shareholder right to act by written consent. In order to take the first baby step to act by written consent shareholders who own 20% of our company must tum over their contact information to management.
With shareholder contact information in hand Duke Energy management gets a head start and can use deep pockets company money to pester the owners of 20% of shares with professional proxy solicitors to change their mind on acting by written consent. In order to accomplish their objective the owners of 20% of our company must increase their base by 150% while their base is easily attacked by management with free access to deep pockets company money.
Special meetings allow shareholders to vote on important matters, such as electing new directors with special expertise or independence that may be lacking in our current or future directors as was the case with the 3 new Exxon directors supported by the Engine No. 1 hedge fund at the 2021 Exxon annual meeting.
Our management is best served by providing the means for 10% of shareholders, who may have special expertise, to bring emerging opportunities or solutions to problems to the attention of management and all shareholders.
It is important to remember that management can abruptly discontinue any shareholder engagement program if it fails to give mostly cheerleading support to management. There is no rule that prevents dishonest practices in shareholder engagement like asking shareholder input on a topic after introducing the topic with overwhelming negative comments.
Our bylaws give no assurance that any engagement with shareholders will be undertaken. A more reasonable shareholder right to call for a special shareholder meeting will help ensure that management engages with shareholders in good faith because shareholders will have a viable Plan B as an alternative.

Please vote yes:
Special Shareholder Meeting Improvement – Proposal 4
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 73

PROPOSAL 4:   SHAREHOLDER PROPOSAL REGARDING SHAREHOLDER RIGHT TO CALL FOR A SPECIAL
SHAREHOLDER MEETING
Opposing Statement of the Board of Directors:
Your Board of Directors recommends a vote “AGAINST” this proposal for the following reasons:
Duke Energy’s By-Laws permit shareholders of record holding 15% of the Company’s outstanding common stock to call for a special meeting. Your Board continues to believe that Duke Energy’s 15% threshold ensures that a reasonable number of stockholders consider a matter important enough to merit a special meeting.
The Company’s current special meeting provision was adopted in 2015 in response to this same proponent’s request to adopt a special meeting provision at a threshold of 15% of the Company’s outstanding common stock. The proponent submitted a proposal for the 2014 Annual Meeting requesting the Company adopt a special meeting right allowing shareholders holding 15% of the Company’s outstanding common stock to call a special meeting. After the 2014 Annual Meeting, management engaged in shareholder outreach to understand shareholder interest in this governance provision and develop a response to the proposal and to shareholders. The threshold that was adopted was based on the proponent’s request and feedback from our shareholders who believed that the 15% threshold strikes an appropriate balance between the ability of shareholders to initiate a special meeting and the risk that a lower threshold would subject shareholders to a small number of self-interested shareholders and impose significant costs of both time and money on Duke Energy. Based on the feedback from our engagements we adopted the provision with the percent ownership threshold at 15%. Oddly, this same proponent now claims that the Company’s special meeting provision is “ill-conceived.”
The additional provisions in the Company’s special meeting and written consent provisions are reasonable and balance shareholder rights with the risk of use by shareholders with special interests. The proponent’s supporting statement suggests that reducing the special meeting threshold is necessary because the Company’s special meeting requires shareholders to have held their shares for one continuous year before participating in the call for a special shareholder meeting. A one-year holding provision is quite common in corporate governance provisions. Enabling short-term shareholders to call special meetings could subject the Company and the Board to disruption by shareholder activists or special interest groups with a self-serving agenda not in the long-term best interests of the Company and all of its shareholders. Additionally, special meetings could impose substantial administrative and financial burdens on the Company and could significantly disrupt the conduct of the Company’s business. The SEC itself has acknowledged the applicability of such a holding period as it has a similar condition included in its shareholder proposal rule.
Much of proponent’s argument with regard to the special meeting is based on complaints about reasonable provisions the Company has adopted with a completely different corporate governance best practice, the provision that allows shareholders to take action by written consent, rather than justifying the request to lower the special meeting threshold. The proponent also suggests that the Company’s provision granting shareholders the right to act by written consent is “useless” because it requires the shareholders that are initiating the action to give their contact information to management. The Board does not believe that asking for the contact information of shareholders who are asking for the Company to undertake such an expensive and time-consuming act as an action by written consent is unreasonable, and it certainly does not render the provision “useless.” Similar to the Company’s holding period for a special meeting, which the proponent claims is “ill-conceived,” a requirement to provide contact information is a common provision among companies and also a requirement from the SEC in its shareholder proposal rules. A shareholder’s address is not a means for the Company to “pester” its shareholders, but rather a valid and necessary way to confirm that the individuals are in fact shareholders of record of the Company. Furthermore, the Company’s right to act by written consent was adopted at the 2014 Annual Meeting with the support of over 96% of the shareholders after significant outreach to shareholders and feedback on the appropriate provisions that should be adopted.
The Company has numerous governance mechanisms that give shareholders similar rights to provide input and take action. The proposal suggests that reducing the special meeting threshold is necessary in order for shareholders to engage with the Company; however, the Company already provides numerous governance structures that allow shareholders opportunities to provide meaningful input. Since 2014 alone, after input from our shareholders, the Company has adopted the right for our shareholders to call a special meeting, the right to act by written consent, and the right to nominate directors through proxy access.
In addition, despite proponent’s suggestion, the Company also provides meaningful ways to engage with the Company. The Company has had a formal governance engagement program since 2014, reaching out several times each year to shareholders holding approximately one-third or more of the Company’s outstanding shares of common stock and has actively taken steps to respond to the feedback at such meetings by doing such things as the preparation of a Climate Report in 2018 including a net-zero analysis, a disclosure that the Company then repeated in 2020; publicly providing the Company’s EEO-1 data; providing additional data in our proxy statement annually on the diversity and skills of our directors; reporting via the SASB framework; and adding a climate metric into our executive compensation plan for our named executive officers. Also, during the Annual Meeting of Shareholders each year, the Company has provided a forum for shareholders to submit questions both before and during the Annual Meeting – answering every question that has been submitted, verbatim, either during or after the meeting and posted those questions and answers online on our website.

74 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 4:   SHAREHOLDER PROPOSAL REGARDING SHAREHOLDER RIGHT TO CALL FOR A SPECIAL
SHAREHOLDER MEETING
Conclusion. The Company already has a special meeting provision as requested by this proposal. The current provision includes a 15% threshold, which is preferred, and deemed best practice, by our shareholders. In addition, this provision along with the other corporate governance best practices, including the right for shareholders to act by written consent, proxy access, and our governance engagement program provides shareholders the ability to provide meaningful input outside the annual shareholder meeting while managing the risks and costs of short-term activist and special interest groups. For these reasons, the Board believes that this proposal is unnecessary and not in the best interests of the Company’s shareholders.

For the Above Reasons the Board of Directors Recommends a Vote “AGAINST” This Proposal.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 75

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
How can I participate in the Annual Meeting?
Duke Energy’s 2022 Annual Meeting will once again be held exclusively via live webcast. Holders of record of Duke Energy’s common stock as of the close of business on the record date of March 7, 2022, are entitled to participate in, vote at, and submit questions in writing during the Annual Meeting by visiting duke-energy.onlineshareholdermeeting.com. To participate in the Annual Meeting via live webcast, you will need the 16-digit control number, which can be found on your Notice, on your proxy card, and on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 1:00 p.m. Eastern time on May 5, 2022. Online check-in will begin at 12:30 p.m. Eastern time. Please allow ample time for the online check-in process. An audio broadcast of the Annual Meeting will be available by phone toll-free at 800.289.0720, confirmation code 6176182.

What is the pre-meeting forum and how can I access it?
One of the benefits of holding the Annual Meeting via live webcast is that it allows us to communicate more effectively with you via a pre-meeting forum that you can enter by visiting proxyvote.com. On our pre-meeting forum, you can submit questions in writing in advance of the Annual Meeting, and also access copies of our proxy materials. Through the pre-meeting forum, we can respond to more questions than we were able to respond to at previous meetings.

What if I have difficulties accessing the pre-meeting forum or locating my 16-digit control number prior to the day of the Annual Meeting on May 5, 2022?
Prior to the day of the Annual Meeting on May 5, 2022, if you need assistance with your 16-digit control number and you hold your shares in your own name, please call toll-free 866.232.3037 in the United States or 720.358.3640 if calling from outside the United States. If you hold your shares in the name of a bank or brokerage firm, you will need to contact your bank or brokerage firm for assistance with your 16-digit control number.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the live webcast of the Annual Meeting?
If you encounter any difficulties accessing the live webcast of the Annual Meeting during the online check-in process or during the Annual Meeting itself, including any difficulties with your 16-digit control number, please call toll-free
844.976.0738 in the United States or 303.562.9301 if calling from outside the United States, for assistance. Technicians will be ready to assist you beginning at 12:30 p.m. Eastern time with any difficulties.

On what am I voting?
More information
PROPOSAL 1	Election of directors	Page 11
PROPOSAL 2	Ratification of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2022	Page 39
PROPOSAL 3	Advisory vote to approve Duke Energy’s named executive officer compensation	Page 41
PROPOSAL 4	Shareholder proposal regarding shareholder right to call for a special shareholder meeting	Page 73
Who can vote?
Holders of record of Duke Energy’s common stock as of the close of business on the record date, March 7, 2022. Each share of Duke Energy common stock has one vote.
76 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
How do I vote?
By Proxy – Before the Annual Meeting, you can give a proxy to vote your shares of Duke Energy common stock in one of the following ways:
By Internet	By Phone	By Mailing Your Proxy Card

Visit 24/7 proxyvote.com	Call toll-free 24/7 800.690.6903 or by calling the number provided by your broker, bank, or other nominee if your shares are not registered in your name	Vote, sign your proxy card, and mail free of postage
The phone and online voting procedures are designed to confirm your identity, to allow you to give your voting instructions, and to verify that your instructions have been properly recorded. If you wish to vote by phone or online, please follow the instructions that are included on your Notice.
If you mail us your properly completed and signed proxy card or vote by phone or online, your shares of Duke Energy common stock will be voted according to the choices that you specify. If you sign and mail your proxy card without marking any choices, your proxy will be voted:
•
“FOR” the election of all nominees for director;

•
“FOR” the ratification of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2022;

•
“FOR” the advisory vote to approve Duke Energy’s named executive officer compensation; and

•
“AGAINST” shareholder proposal 4.

We do not expect that any other matters will be brought before the Annual Meeting. However, by giving your proxy, you appoint the persons named as proxies as your representatives at the Annual Meeting.
You may vote online up until 11:59 p.m. Eastern time on May 4, 2022, at proxyvote.com.

Remotely – You may participate in the Annual Meeting via live webcast and vote online during the Annual Meeting prior to the closing of the polls by visiting duke-energy.onlineshareholdermeeting.com.
May I change or revoke my vote?
Yes. You may change your vote or revoke your proxy at any time prior to the Annual Meeting by:
•
notifying Duke Energy’s Corporate Secretary in writing that you are revoking your proxy;

•
providing another signed proxy that is dated after the proxy you wish to revoke;

•
using the phone or online voting procedures; or

•
participating in the Annual Meeting via live webcast and voting online during the Annual Meeting prior to the closing of the polls.

Will my shares be voted if I do not provide my proxy?
It depends on whether you hold your shares in your own name or in the name of a bank or brokerage firm. If you hold your shares directly in your own name, they will not be voted unless you provide a proxy or vote online during the Annual Meeting prior to the closing of the poll. Brokerage firms generally have the authority to vote their customers’ unvoted shares on certain “routine” matters. If your shares are held in the name of a broker, bank, or other nominee, such nominee can vote your shares for the ratification of Deloitte as Duke Energy’s independent registered public accounting firm for 2022 if you do not timely provide your proxy because this matter is considered “routine” under the applicable rules. However, no other items are considered “routine” and may not be voted by your broker without your instruction.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 77

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
If I am a participant in the Retirement Savings Plan, how do I vote shares held in my plan account?
If you are a participant in the Retirement Savings Plan, you have the right to provide voting directions to the plan trustee, Fidelity Management Trust Company, by submitting your proxy card for those shares of Duke Energy common stock that are held by the plan and allocated to your account. Plan participant proxies are treated confidentially.
If you elect not to provide voting directions to the plan trustee, the plan trustee will vote the Duke Energy shares allocated to your plan account in the same proportion as those shares held by the plan for which the plan trustee has received voting directions from other plan participants. The plan trustee will follow participants’ voting directions and the plan procedure for voting in the absence of voting directions, unless it determines that to do so would be contrary to the Employee Retirement Income Security Act of 1974.
Because the plan trustee must process voting instructions from participants before the date of the Annual Meeting, you must deliver your instructions no later than May 2, 2022, at 11:59 p.m. Eastern time.

What constitutes a quorum?
As of the record date on March 7, 2022, 769,899,467 shares of Duke Energy common stock were issued and outstanding and entitled to vote at the Annual Meeting. In order to conduct the Annual Meeting, a majority of the shares entitled to vote must participate remotely via live webcast or by proxy. This is referred to as a “quorum.” If you submit a properly executed proxy card or vote by phone or online, you will be considered part of the quorum. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” is not, however, counted as present and entitled to vote for purposes of voting on individual proposals other than ratification of Deloitte as Duke Energy’s independent registered public accounting firm. A broker “non-vote” occurs when a bank, broker, or other nominee who holds shares for another person has not received voting instructions from the owner of the shares and, under NYSE listing standards, does not have discretionary authority to vote on a matter.

Who conducts the proxy solicitation and how much will it cost?
Duke Energy is requesting your proxy for the Annual Meeting and will pay all the costs of requesting shareholder proxies. We hired Georgeson LLC to help us send out the proxy materials and request proxies. The estimated fees for Georgeson’s services are approximately $23,000, plus out-of-pocket expenses, although the amount could be higher depending on the level of services provided by Georgeson. We can request proxies through the mail or personally by phone, fax, or online. We can use directors, officers, and other employees of Duke Energy to request proxies. Directors, officers, and other employees will not receive additional compensation for these services. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Duke Energy common stock.

Where can I view the replay of the Annual Meeting webcast and the answers to questions submitted by shareholders in advance of or during the Annual Meeting?
A replay of the Annual Meeting webcast, as well as our answers to questions submitted by shareholders before and during the Annual Meeting, will be available until the release of the proxy statement for the following year at duke-energy.com/our-company/investors/financial-news under “05/05/2022 – Annual Meeting of Shareholders.”

78 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

OTHER INFORMATION
Discretionary Voting Authority

As of the date this proxy statement was printed, Duke Energy did not anticipate that any matter other than the proposals included in this proxy statement would be raised at the Annual Meeting. If any other matters are properly presented at the
Annual Meeting, the persons named as proxies will have discretion to vote on those matters according to their best judgment.

Deliquent Section 16(a) Report

Section 16(a) of the Exchange Act requires Duke Energy’s directors and executive officers, and any persons owning more than 10% of Duke Energy’s equity securities, to file with the SEC initial reports of beneficial ownership and certain changes in that beneficial ownership with respect to such equity securities of Duke Energy. We prepare and file these reports on behalf of our directors and executive officers. In 2021, an initial Form 3 for Ronald Reising, Senior Vice President and Chief Human Resources Officer, was filed on
May 13, 2021, two days after the due date, due to technical issues with the filing. Similarly, an initial Form 3 and subsequent Form 4 for the grant of 1,591 shares on May 6, 2021, were filed one day late, on May 11, 2021, for director Roy Dunbar due to technical problems with the filing. To our knowledge, all other Section 16(a) reporting requirements applicable to our directors and executive officers were satisfied in a timely manner.

Related Person Transactions

Related Person Transaction Policy.   The Corporate Governance Committee adopted a Related Person Transaction Policy that sets forth Duke Energy’s procedures for the identification, review, consideration, and approval or prohibition of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are, were, or will be participants and where the related person has a direct or indirect material interest in the transaction. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A “related person” is any executive officer, director, or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons. In the ordinary course of business, in 2021, some of our directors and executive officers, their family members, and affiliated entities received electric and natural gas services on the same terms and conditions provided to other customers. In addition, the affiliated entities of some of our directors were involved in transactions that were immaterial to the Company. None of these transactions were directly or indirectly material to the associated director or affiliated entity. As a result, none of our executive officers or directors had a related person transaction.
Under the policy, if a transaction has been identified as a possible related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Corporate Governance Committee (or, if Corporate Governance Committee approval would be inappropriate, to the Board) to approve or prohibit. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction, and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will, on an annual basis, collect information from each director, executive officer, and (to the extent feasible) significant shareholders to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our codes of business conduct and ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Corporate Governance Committee (or Board) will consider the relevant available facts and circumstances, including but not limited to:
•
the risks, costs, and benefits to us;

•
the impact on a director’s independence if the related person is a director, immediate family member of a director, or an entity with which a director is affiliated;

•
the availability of other sources for comparable services or products; and

•
the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether approve or prohibit a related person transaction, our Corporate Governance Committee (or Board) must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our Corporate Governance Committee (or Board) determines in the good faith exercise of its judgment.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 79

OTHER INFORMATION
Proposals and Business by Shareholders

If you wish to submit a proposal for inclusion in the proxy statement for Duke Energy’s 2023 Annual Meeting, we must receive it no later than November 21, 2022.
In addition, if you wish to introduce business at our 2022 Annual Meeting (besides the matters described on the Notice), you must send us written notice of the matter. Your written notice must comply with the requirements of Duke Energy’s By-Laws, and we must receive it no earlier than January 5, 2023, and no later than February 4, 2023. The individuals named as proxy holders for our Annual Meeting will have discretionary authority to vote proxies on matters of which we are not properly notified and also may have discretionary voting authority under other circumstances.
Your proposal or written notice should be mailed to our Corporate Secretary at our principal executive office at the following address: Kodwo Ghartey-Tagoe, Executive Vice President, Chief Legal Officer and Corporate Secretary, Duke Energy Corporation, EC03X, P.O. Box 1414, Charlotte, NC 28201-1414 or by email to our Corporate Secretary at InvestDUK@duke-energy.com.

Householding Information

Duke Energy has adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, a single copy of the annual report and proxy statement is sent to any household at which two or more shareholders reside, unless one of the shareholders at that address notifies us that they wish to receive individual copies. Each shareholder will continue to receive separate proxy cards, and householding will not affect dividend check mailings or InvestorDirect Choice Plan statement mailings in any way.
If you have previously consented, householding will continue until you are notified otherwise or until you notify Broadridge Investor Communication Solutions, Inc. by mail at Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by phone at 866.540.7095, that you wish to receive separate annual reports and proxy statements. You will be removed from the householding program within 30 days of receipt of your notice. If you received a householded mailing this year and you would like to have additional copies of our annual report and proxy statement mailed to you, please submit your request to Broadridge Investor Communication Solutions, Inc. at the number or address listed above. They will promptly send additional copies of the annual report and proxy statement upon receipt of such request.
Many brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

 Electronic Delivery of the Annual Report and Proxy Materials

If you received a paper version of this year’s proxy materials, please consider signing up for electronic delivery of next year’s proxy materials. Electronic delivery significantly reduces Duke Energy’s printing and postage costs and also reduces our consumption of natural resources. You will be notified immediately by email when next year’s annual report and proxy materials are available. Electronic delivery also makes it more convenient for shareholders to vote on issues that affect Duke Energy.
In order to enroll for electronic delivery, go to icsdelivery.com/duk and follow the instructions. If you elect to receive your Duke Energy proxy materials electronically, you can still request paper copies by contacting Investor Relations toll-free at 800.488.3853 or at duke-energy.com/investors/
contactIR.

80 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

GLOSSARY OF TERMS
2021 Form 10-K	Annual Report on Form 10-K for the year ended December 31, 2021
Annual Meeting	Annual Meeting of Shareholders
Board	Board of Directors
CEO	Chief Executive Officer
CERT	Community Emergency Response Team
CFO	Chief Financial Officer
COO	Chief Operating Officer
Cinergy Plan	Cinergy Corp. Non-Union Employees’ Pension Plan
Deloitte	Deloitte & Touche LLP
Directors’ Savings Plan	Duke Energy Corporation Directors’ Savings Plan
Duke Energy or the Company	Duke Energy Corporation
ECBP	Duke Energy Executive Cash Balance Plan
EEO	Equal Employment Opportunity
ESCC	Electricity Subsector Coordinating Council
EPS	Earnings Per Share
ESG	Environmental, social, and governance
Exchange Act	Securities Exchange Act of 1934, as amended
Executive Savings Plan	Duke Energy Corporation Executive Savings Plan
FAP	Final Average Monthly Pay
GAAP	Generally Accepted Accounting Principles in the United States
HBCU	Historically black colleges and universities
Internal Revenue Code	Internal Revenue Code of 1986
INPO	Institute of Nuclear Power Operations
IRP	Integrated Resource Plan
LTI	Long-Term Incentive
MW	Megawatt
NEO	Named Executive Officer
Notice	Notice Regarding the Availability of Proxy Materials
NRC	Nuclear Regulatory Commission
NYSE	New York Stock Exchange
O&M	Operations and Maintenance
OSHA	Occupational Safety and Health Administration
pandemic	COVID-19 pandemic
Piedmont	Piedmont Natural Gas Company, Inc.
PwC	PricewaterhouseCoopers, LLC
RCBP	Duke Energy Retirement Cash Balance Plan
Retirement Savings Plan	Duke Energy Retirement Savings Plan
RSU	Restricted Stock Unit
SASB	Sustainability Accounting Standards Board
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
STI	Short-Term Incentive
Tax Act	The Tax Cuts and Jobs Act
TCFD	Task Force for Climate-related Disclosures
TDC	Total Direct Compensation
TICR	Total Incident Case Rate
TSR	Total Shareholder Return
Traditional Program	Cinergy Plan’s Traditional Program
UTY	Philadelphia Utility Index
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 81

APPENDIX A
Cautionary Note Regarding Forward-Looking Information
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:
•
The impact of the COVID-19 pandemic;

•
State, federal, and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;

•
The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;

•
The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations, asset retirement and construction costs related to carbon emission reductions, and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;

•
The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;

•
Costs and effects of legal and administrative proceedings, settlements, investigations, and claims;

•
Industrial, commercial, and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts, natural gas building and appliance electrification, and use of alternative energy sources, such as self-generation and distributed generation technologies;

•
Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures, natural gas electrification, and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in a reduced number of customers, excess generation resources, as well as stranded costs;

•
Advancements in technology;

•
Additional competition in electric and natural gas markets and continued industry consolidation;

•
The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes, and tornadoes, including extreme weather associated with climate change;

•
Changing investor, customer and other stakeholder expectations and demands, including heightened emphasis on environmental, social, and governance concerns;

•
The ability to successfully operate electric generating facilities and deliver electricity to customers, including direct or indirect effects to the Company resulting from an incident that affects the United States electric grid or generating resources;

•
Operational interruptions to our natural gas distribution and transmission activities;

•
The availability of adequate interstate pipeline transportation capacity and natural gas supply;

•
The impact on facilities and business from a terrorist attack, cybersecurity threats, data security breaches, operational accidents, information technology failures, or other catastrophic events, such as fires, explosions, pandemic health events, or other similar occurrences;

•
The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;

•
The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;

•
The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions, an individual utility’s generation mix, and general market and economic conditions;

•
Credit ratings may be different from what is expected;

•
Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;

82 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

APPENDIX A
•
Construction and development risks associated with the completion of capital investment projects, including risks related to financing, obtaining and complying with terms of permits, meeting construction budgets and schedules, and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;

•
Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;

•
The ability to control operation and maintenance costs;

•
The level of creditworthiness of counterparties to transactions;

•
The ability to obtain adequate insurance at acceptable costs;

•
Employee workforce factors, including the potential inability to attract and retain key personnel;

•
The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);

•
The performance of projects undertaken by our nonregulated businesses and the success of efforts to invest in and develop new opportunities;

•
The effect of accounting pronouncements issued periodically by accounting standard-setting bodies;

•
The impact of United States tax legislation to our financial condition, results of operations or cash flows and our credit ratings;

•
The impacts from potential impairments of goodwill or equity method investment carrying values;

•
Asset or business acquisitions and dispositions, including our ability to successfully consummate the second closing of the minority investment in Duke Energy Indiana, may not yield the anticipated benefits;

•
The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy, or cause fluctuations in the trading price of our common stock; and

•
The ability to implement our business strategy, including its carbon emission reduction goals.

Additional risks and uncertainties are identified and discussed in the Company’s reports filed with the SEC and available at the SEC’s website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and Duke Energy expressly disclaims an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2022 PROXY STATEMENT 83

APPENDIX B
Non-GAAP Financial Measures
Adjusted EPS
The materials include a discussion of adjusted EPS. The non-GAAP financial measure, adjusted EPS, represents basic EPS available to Duke Energy common stockholders (GAAP reported EPS), adjusted for the per share impact of special items. Special items represent certain charges and credits, which management believes are not indicative of Duke Energy’s ongoing performance.
Management believes the presentation of adjusted EPS provides useful information to investors, as it provides them with an additional relevant comparison of Duke Energy’s performance across periods. Management uses this non-GAAP financial measure for planning and forecasting and for reporting financial results to the Board, employees, stockholders, analysts, and investors. Adjusted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measure for adjusted EPS is reported basic EPS available to Duke Energy common stockholders.
Adjusted EPS Guidance
The materials reference the long-term range of annual growth of 5% to 7% through 2026 off the midpoint of 2021 adjusted EPS guidance range of $5.15. In addition, the materials include a reference to the original forecasted 2021 adjusted EPS guidance range of $5.00 to $5.30. Forecasted adjusted EPS is a non-GAAP financial measure as it represents basic EPS available to Duke Energy common stockholders (GAAP reported EPS), adjusted for the per share impact of special items. Special items represent certain charges and credits, which management believes are not indicative of Duke Energy’s ongoing performance.
Due to the forward-looking nature of this non-GAAP financial measure for future periods, information to reconcile it to the most directly comparable GAAP measure is not available at this time, as management is unable to project all special items for future periods, such as legal settlements, the impact of regulatory orders, or asset impairments.
84 DUKE ENERGY 2022 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

ACCELERATING TOWARD A
CLEAN ENERGY FUTURE

Here's how we're taking action for our communities, while keeping energy affordable and reliable.

BOOSTING RENEWABLES

24,000 MW of renewable energy by 2030

13,000 MW of energy storage by 2050

Renewables 40% or more of our energy mix by 2050

ELECTRIFYING TRANSPORTATION

Electric vehicle infrastructure pilots

$100 million invested to help decarbonize transportation

Electrifying our fleet and helping other companies electrify theirs

CHAMPIONING NEW TECHNOLOGIES

CH_4 Advancements in emission monitoring

Advocating for new, zero-emission technologies such as:

- Advanced nuclear
- Hydrogen
- Energy storage technologies

MAINTAINING CRITICAL SUPPORT

Pursuing subsequent license renewals for carbon-free nuclear

Leveraging the benefits of **RELIABLE NATURAL GAS** to support emission reductions and more renewables

Net-zero methane emissions *from natural gas business by 2030.* ***Net-zero emissions*** *by 2050 from electric generation and natural gas businesses including Scopes 1 and 2 and certain Scope 3 emissions.*

Decarbonizing for our communities

SCAN TOVIEW MATERIALS & VOTE DUKE ENERGY CORPORATION 526 SOUTH CHURCH STREET CHARLOTTE, NC 28202 VOTE BY INTERNETBefore the Annual Meeting of Shareholders (Annual Meeting) - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions up until 11:59 p.m. Eastern time on May 4, 2022. Have your proxy card available when you access the website and follow the instructions to obtain your records and to create a voting instruction form.During the Annual Meeting - Go to duke-energy.onlineshareholdermeeting.comYou may participate in the Annual Meeting via live webcast and vote online during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1.800.690.6903Use any touch-tone phone to transmit your voting instructions up until 11:59 p.m. Eastern time on May 4, 2022. Have your proxy card available when you call and follow the instructions.VOTE BY MAILMark, sign, and date this proxy card, and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via email or the Internet. To sign-up for electronic delivery, please follow the instructions above to vote by Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: D70471-P68932-Z82012 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DUKE ENERGY CORPORATIONThe Board of Directors recommends a vote "FOR" Director nominees. For Withhold AllAll For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1.Election of directors:Nominees:01)Derrick Burks02)Annette K. Clayton03)Theodore F. Craver, Jr.04)Robert M. Davis05)Caroline Dorsa06)W. Roy Dunbar07)Nicholas C. Fanandakis 08)Lynn J. Good09)John T. Herron10)Idalene F. Kesner11)E. Marie McKee12)Michael J. Pacilio13)Thomas E. Skains14)William E. Webster, Jr. !!! The Board of Directors recommends a vote "FOR" Proposals 2 and 3.2.Ratification of Deloitte & Touche LLP as Duke Energy's independent registered public accounting firm for 20223.Advisory vote to approve Duke Energy's named executive officer compensationFor!!Against!!Abstain!!The Board of Directors recommends a vote "AGAINST" Proposal 4.ForAgainstAbstain4.Shareholder proposal regarding shareholder right to call for a special shareholder meeting!!!Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders:The Notice and Proxy Statement and Annual Report are available at proxyvote.com.D70472-P68932-Z82012DUKE ENERGY CORPORATIONAnnual Meeting of Shareholders May 5, 2022, at 1:00 p.m. Eastern timePROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoint(s) Lynn J. Good, Steven K. Young, and Kodwo Ghartey-Tagoe, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of Duke Energy Corporation (Duke Energy) of the undersigned at the Annual Meeting of Shareholders (Annual Meeting) to be held via live webcast, on May 5, 2022, and at any adjournment thereof, upon all subjects that may come before the Annual Meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. If no directions are given, the individuals designated above will vote "FOR" the election of all director nominees under Proposal 1, "FOR" Proposals 2 and 3, "AGAINST" Proposal 4, and at their discretion on any other matter that may come before the Annual Meeting. Phone and online voting cutoff is 11:59 p.m. Eastern time on May 4, 2022, except as described below.This instruction and proxy card is also solicited by the Board of Directors of Duke Energy for use at the Annual Meeting on May 5, 2022, by persons who participate in the Duke Energy Retirement Savings Plan (Plan). Phone and online voting cutoff for participants in the Plan is 11:59 p.m. Eastern time on May 2, 2022.By signing this instruction and proxy card or by voting by phone or online, the undersigned hereby directs Fidelity Management Trust Company, as Trustee for the Plan, to vote, as designated herein, all shares of Duke Energy common stock with respect to which the undersigned is entitled to direct the Trustee as to voting under the Plan at the Annual Meeting to be held on May 5, 2022, and at any and all adjournments thereof. The Trustee is also authorized to vote such shares in connection with the transaction of such other business as may properly come before the Annual Meeting and any and all adjournments thereof. If no directions are given, the shares of Duke Energy common stock allocated to the undersigned's account will be voted by the Trustee in the same proportion as shares held by the Plan for which the Trustee has received voting directions from other participants in the Plan, unless the Trustee determines that to do so would be contrary to the Employee
Retirement Income Security Act of 1974, as amended.